Exhibit 99.1

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	4Q17 - Historical

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income & Regional Average Assets and ROA	5

Global Consumer Banking (GCB)	6
Retail Banking and Cards Key Indicators	7
North America	8 - 10
Latin America (1)	11 - 12
Asia (2)	13 - 14
Institutional Clients Group (ICG)	15
Revenues by Business	16

Corporate / Other	17
Consumer Key Indicators	18

Citigroup Supplemental Detail
Average Balances and Interest Rates	19
Deposits	20
Loans	21
Consumer Loan Delinquency Amounts and Ratios
90+ Days	22
30-89 Days	23
Allowance for Credit Losses	24 - 25
Components of Provision for Loan Losses	26
Non-Accrual Assets	27

CET1 Capital and Supplementary Leverage Ratios, Tangible Common Equity, Book Value Per Share and Tangible Book Value Per Share	28

This revised 4Q17 Historical Financial Data Supplement as of December 31, 2017 represents the format Citi will use starting with the presentation of its first quarter of 2018 financial results on April 13, 2018.  This Supplement is being provided solely to facilitate comparison of first quarter of 2018 results with those of prior periods, and reflects:

•                 Adoption of the Revenue Recognition accounting standard (ASU No. 2014-09), which as previously disclosed, occurred on January 1, 2018 (for additional information, see “Future Application of Accounting Standards” in Citi’s 2017 Annual Report on Form 10-K);

•                 the re-attribution of certain costs between Corporate/Other and Global Consumer Banking (GCB) and Institutional Clients Group (ICG); and

•                 certain other immaterial reclassifications.

(1)              Latin America GCB consists of Cit’s consumer banking operations in Mexico.

(2)              Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015	2015	2015	2016	2016	2016	2016

Total Revenues, Net of Interest Expense	$20,518	$20,790	$18,146	$18,082	$20,428	$19,678	$19,931	$18,139	$19,975	$19,712	$18,908	$18,682	$17,774	$17,786	$18,003	$17,234
Total Operating Expenses	12,488	12,347	11,884	12,501	12,371	15,774	13,197	14,666	11,123	11,170	10,885	11,360	10,742	10,607	10,647	10,342
Net Credit Losses (NCLs)	2,878	2,608	2,430	2,547	2,439	2,189	2,097	2,248	1,957	1,920	1,663	1,762	1,724	1,616	1,525	1,696
Credit Reserve Build / (Release)	(664)	(781)	(778)	(636)	(646)	(610)	(522)	(367)	(202)	(405)	(81)	494	162	(226)	221	31
Provision / (Release) for Unfunded Lending Commitments	14	(3)	103	(34)	(27)	(31)	(30)	(74)	(37)	(48)	65	94	71	(30)	(45)	33
Provision for Benefits and Claims	231	200	204	195	208	182	205	206	197	181	189	164	88	49	35	32
Provisions for Credit Losses and for Benefits and Claims	$2,459	$2,024	$1,959	$2,072	$1,974	$1,730	$1,750	$2,013	$1,915	$1,648	$1,836	$2,514	$2,045	$1,409	$1,736	$1,792
Income from Continuing Operations before Income Taxes	$5,571	$6,419	$4,303	$3,509	$6,083	$2,174	$4,984	$1,460	$6,937	$6,894	$6,187	$4,808	$4,987	$5,770	$5,620	$5,100
Income Taxes (Benefits)	1,675	2,225	1,102	1,184	2,131	1,921	2,068	1,077	2,120	2,036	1,881	1,403	1,479	1,723	1,733	1,509
Income (Loss) from Continuing Operations	$3,896	$4,194	$3,201	$2,325	$3,952	$253	$2,916	$383	$4,817	$4,858	$4,306	$3,405	$3,508	$4,047	$3,887	$3,591
Income (Loss) from Discontinued Operations, net of Taxes	(33)	30	92	181	37	(22)	(16)	(1)	(5)	6	(10)	(45)	(2)	(23)	(30)	(3)
Net Income (Loss) before Noncontrolling Interests	$3,863	$4,224	$3,293	$2,506	$3,989	$231	$2,900	$382	$4,812	$4,864	$4,296	$3,360	$3,506	$4,024	$3,857	$3,588
Net Income Attributable to Noncontrolling Interests	90	36	51	50	45	50	59	38	42	18	5	25	5	26	17	15
Citigroup’s Net Income (Loss)	$3,773	$4,188	$3,242	$2,456	$3,944	$181	$2,841	$344	$4,770	$4,846	$4,291	$3,335	$3,501	$3,998	$3,840	$3,573

Diluted Earnings Per Share:
Income (Loss) from Continuing Operations	$1.23	$1.34	$0.98	$0.71	$1.22	$0.03	$0.88	$0.06	$1.51	$1.51	$1.36	$1.03	$1.11	$1.25	$1.25	$1.14
Citigroup’s Net Income (Loss)	$1.21	$1.34	$1.01	$0.77	$1.23	$0.03	$0.88	$0.06	$1.51	$1.51	$1.35	$1.02	$1.10	$1.24	$1.24	$1.14
Shares (in millions):
Average Basic	3,040.1	3,040.7	3,034.3	3,028.0	3,037.4	3,033.8	3,029.5	3,025.6	3,034.2	3,020.0	2,993.3	2,968.3	2,943.0	2,915.8	2,879.9	2,813.8
Average Diluted	3,044.7	3,046.3	3,040.9	3,034.6	3,043.3	3,038.3	3,034.8	3,031.5	3,039.3	3,025.0	2,996.9	2,969.5	2,943.1	2,915.9	2,880.1	2,814.2
Common Shares Outstanding, at period end	3,042.9	3,041.0	3,033.0	3,029.2	3,037.8	3,031.8	3,029.5	3,023.9	3,034.1	3,009.8	2,979.0	2,953.3	2,934.9	2,905.4	2,849.7	2,772.4

Preferred Dividends	$4	$9	$110	$71	$124	$100	$128	$159	$128	$202	$174	$265	$210	$322	$225	$320

Income Allocated to Unrestricted Common Shareholders - Basic
Income (Loss) from Continuing Operations	$3,730	$4,067	$2,980	$2,161	$3,721	$102	$2,684	$183	$4,585	$4,574	$4,070	$3,072	$3,253	$3,645	$3,592	$3,207
Citigroup’s Net Income (Loss)	$3,697	$4,096	$3,070	$2,338	$3,758	$80	$2,669	$182	$4,580	$4,580	$4,061	$3,028	$3,251	$3,623	$3,562	$3,204

Income Allocated to Unrestricted Common Shareholders - Diluted
Income (Loss) from Continuing Operations	$3,730	$4,067	$2,980	$2,161	$3,721	$102	$2,684	$183	$4,585	$4,574	$4,070	$3,072	$3,253	$3,645	$3,592	$3,207
Citigroup’s Net Income (Loss)	$3,698	$4,096	$3,070	$2,338	$3,758	$80	$2,669	$182	$4,580	$4,580	$4,061	$3,028	$3,251	$3,623	$3,562	$3,204

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 (CET1) Capital Ratio (2) (3) (4) (5)	9.31%	10.02%	10.47%	10.57%	10.45%	10.57%	10.64%	10.57%	11.06%	11.37%	11.67%	12.07%	12.34%	12.53%	12.63%	12.57%
Tier 1 Capital Ratio(2) (4) (5)	9.56%	10.37%	10.90%	11.23%	11.11%	11.35%	11.41%	11.45%	12.07%	12.54%	12.91%	13.49%	13.81%	14.12%	14.23%	14.24%
Total Capital Ratio(2) (4) (5)	12.23%	12.79%	13.12%	12.64%	12.52%	12.70%	12.76%	12.80%	13.38%	14.14%	14.60%	15.30%	15.71%	16.13%	16.34%	16.24%
Supplementary Leverage Ratio(4) (6)	N/A	5.08%	5.25%	5.42%	5.70%	5.82%	5.98%	5.94%	6.44%	6.72%	6.85%	7.08%	7.44%	7.48%	7.40%	7.22%
Return on Average Assets	0.81%	0.88%	0.69%	0.52%	0.85%	0.04%	0.59%	0.07%	1.04%	1.06%	0.94%	0.74%	0.79%	0.89%	0.83%	0.78%
Return on Average Common Equity	8.1%	8.8%	6.4%	4.8%	7.8%	0.2%	5.3%	0.4%	9.4%	9.1%	8.0%	5.9%	6.4%	7.0%	6.8%	6.2%
Efficiency Ratio (Total Operating Expenses/Total Revenues, net)	61%	59%	65%	69%	61%	80%	66%	81%	56%	57%	58%	61%	60%	60%	59%	60%

Balance Sheet Data (in billions of dollars, except per share amounts):
Total Assets	$1,881.4	$1,883.6	$1,899.2	$1,880.0	$1,894.4	$1,909.4	$1,882.5	$1,842.2	$1,831.8	$1,829.4	$1,808.4	$1,731.2	$1,801.0	$1,818.8	$1,818.1	$1,792.1
Total Average Assets	1,886.8	1,898.9	1,857.1	1,888.0	1,888.3	1,903.3	1,895.4	1,900.2	1,853.1	1,839.7	1,818.4	1,784.3	1,777.6	1,807.3	1,830.2	1,819.8
Total Deposits	933.8	938.4	955.5	968.3	966.3	965.7	942.7	899.3	899.6	908.0	904.2	907.9	934.6	937.9	940.3	929.4
Citigroup’s Stockholders’ Equity(4) (5)	193.0	195.6	200.5	204.0	208.1	211.0	211.9	210.2	214.6	219.4	220.8	221.9	227.5	231.9	231.6	225.1
Book Value Per Share(4)	62.39	62.90	64.38	65.12	66.13	66.64	66.99	66.05	66.79	68.27	69.03	69.46	71.47	73.19	74.51	74.26
Tangible Book Value Per Share(4)(7)	52.23	52.99	54.40	55.19	56.29	56.78	57.41	56.71	57.66	59.18	60.07	60.61	62.58	63.53	64.71	64.57

Direct Staff (in thousands)	257	253	252	251	248	244	243	241	239	238	239	231	225	220	220	219

					Full	Full	Full	Full	Full
	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2017	2017	2017	2017(1)	2013	2014	2015	2016	2017

Total Revenues, Net of Interest Expense	$18,366	$18,155	$18,419	$17,504	$77,536	$78,176	$77,277	$70,797	$72,444
Total Operating Expenses	10,723	10,760	10,417	10,332	49,220	56,008	44,538	42,338	42,232
Net Credit Losses (NCLs)	1,709	1,710	1,777	1,880	10,463	8,973	7,302	6,561	7,076
Credit Reserve Build / (Release)	(34)	(44)	369	136	(2,859)	(2,145)	(194)	188	427
Provision / (Release) for Unfunded Lending Commitments	(43)	28	(175)	29	80	(162)	74	29	(161)
Provision for Benefits and Claims	30	23	28	28	830	801	731	204	109
Provisions for Credit Losses and for Benefits and Claims	$1,662	$1,717	$1,999	$2,073	$8,514	$7,467	$7,913	$6,982	$7,451
Income from Continuing Operations before Income Taxes	$5,981	$5,678	$6,003	$5,099	$19,802	$14,701	$24,826	$21,477	$22,761
Income Taxes (Benefits)	1,863	1,795	1,866	23,864	6,186	7,197	7,440	6,444	29,388
Income (Loss) from Continuing Operations	$4,118	$3,883	$4,137	$(18,765)	$13,616	$7,504	$17,386	$15,033	$(6,627)
Income (Loss) from Discontinued Operations, net of Taxes	(18)	21	(5)	(109)	270	(2)	(54)	(58)	(111)
Net Income (Loss) before Noncontrolling Interests	$4,100	$3,904	$4,132	$(18,874)	$13,886	$7,502	$17,332	$14,975	$(6,738)
Net Income Attributable to Noncontrolling Interests	10	32	(1)	19	227	192	90	63	60
Citigroup’s Net Income (Loss)	$4,090	$3,872	$4,133	$(18,893)	$13,659	$7,310	$17,242	$14,912	$(6,798)

Diluted Earnings Per Share:
Income (Loss) from Continuing Operations	$1.36	$1.27	$1.42	$(7.33)	$4.25	$2.20	$5.42	$4.74	$(2.94)
Citigroup’s Net Income (Loss)	$1.35	$1.28	$1.42	$(7.38)	$4.34	$2.20	$5.40	$4.72	$(2.98)
Shares (in millions):
Average Basic	2,765.3	2,739.1	2,683.6	2,606.2	3,035.8	3,031.6	3,004.0	2,888.1	2,698.5
Average Diluted	2,765.5	2,739.2	2,683.7	2,606.2	3,041.6	3,037.0	3,007.7	2,888.3	2,698.5
Common Shares Outstanding, at period end	2,753.3	2,724.6	2,644.0	2,569.9

Preferred Dividends	$301	$320	$272	$320	$194	$511	$769	$1,077	$1,213

Income Allocated to Unrestricted Common Shareholders - Basic
Income (Loss) from Continuing Operations	$3,752	$3,483	$3,813	$(19,116)	$12,933	$6,689	$16,301	$13,698	$(7,937)
Citigroup’s Net Income (Loss)	$3,734	$3,504	$3,808	$(19,225)	$13,196	$6,690	$16,248	$13,640	$(8,048)

Income Allocated to Unrestricted Common Shareholders - Diluted
Income (Loss) from Continuing Operations	$3,752	$3,483	$3,813	$(19,116)	$12,933	$6,690	$16,302	$13,698	$(7,937)
Citigroup’s Net Income (Loss)	$3,734	$3,504	$3,808	$(19,225)	$13,198	$6,690	$16,249	$13,640	$(8,048)

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 (CET1) Capital Ratio (2) (3) (4) (5)	12.81%	13.06%	12.98%	12.36%
Tier 1 Capital Ratio(2) (4) (5)	14.48%	14.74%	14.61%	14.06%
Total Capital Ratio(2) (4) (5)	16.52%	16.93%	16.95%	16.30%
Supplementary Leverage Ratio(4) (6)	7.27%	7.24%	7.11%	6.68%
Return on Average Assets	0.91%	0.83%	0.87%	(3.93)%	0.73%	0.39%	0.95%	0.82%	(0.36)%
Return on Average Common Equity	7.4%	6.8%	7.3%	(37.5)%	7.0%	3.4%	8.1%	6.6%	(3.9)%
Efficiency Ratio (Total Operating Expenses/Total Revenues, net)	58%	59%	57%	59%	63%	72%	58%	60%	58%

Balance Sheet Data (in billions of dollars, except per share amounts):
Total Assets	$1,821.5	$1,864.1	$1,889.1	$1,842.5
Total Average Assets	1,830.6	1,869.2	1,892.3	1,909.7	1,882.7	1,896.8	1,823.9	$1,808.7	$1,875.4
Total Deposits	950.0	958.7	964.0	959.8
Citigroup’s Stockholders’ Equity(4) (5)	228.0	230.0	227.6	200.7
Book Value Per Share(4)	75.81	77.36	78.81	70.62
Tangible Book Value Per Share(4)(7)	65.88	67.32	68.55	60.16

Direct Staff (in thousands)	215	214	213	209

(1)               The 4Q17 and full-year 2017 include the $22,594 million impact of the enactment of the Tax Cuts and Jobs Act (Tax Reform), which was signed into law on December 22, 2017. The $22,594 million increase in Income Taxes from Tax Reform was recorded in North America GCB ($750 million), ICG ($2.0 billion) and Corporate/ Other ($19,844 million). The final impact of Tax Reform may differ from these estimates, due to, among other things, changes in assumptions made by Citigroup and additional guidance that may be issued by the U.S. Department of the Treasury.

(2)               Citi’s reportable CET1 Capital and Tier 1 Capital ratios were derived under the U.S. Basel III Standardized Approach as of June 30, 2017 and for all subsequent periods, and the U.S. Basel III Advanced Approaches framework for all periods prior to June 30, 2017.  For all periods presented, Citi’s reportable Total Capital ratios were derived under the U.S. Basel III Advanced Approaches framework.  The reportable ratios represent the lower of each of the three risk-based capital ratios (CET1 Capital, Tier 1 Capital and Total Capital) under both the Standardized Approach and the Advanced Approaches under the Collins Amendment.  Citigroup’s risk-based capital ratios, which reflect full implementation of the U.S. Basel III rules, are non-GAAP financial measures.  For the composition of Citi’s CET1 Capital and ratio, see page 28.

(3)               Not Used.

(4)               In March 2017, the FASB issued Accounting Standards Update 2017-08, Premium Amortization on Purchased Callable Debt Securities (ASU 2017-08), which revises existing U.S. GAAP by shortening the amortization period for premiums on certain purchased callable debt securities to the earliest call date, rather than the contractual life of the security. During the second quarter of 2017, Citi early adopted ASU 2017-08 on a modified retrospective basis effective January 1, 2017, resulting in a $156 million net reduction of Citi’s stockholders’ equity. 1Q17 regulatory capital ratios, book value and tangible book value per share have been restated, although the retrospective application was immaterial to these ratios and amounts.

(5)               Citi early adopted ASU No. 2018-02, Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income as of December 31, 2017. The ASU allows a reclassification from Accumulated other comprehensive  income (loss) (AOCI) to Retained earnings for the deferred taxes previously recorded in AOCI that exceed the current federal tax rate of 21% resulting from the newly enacted corporate tax rate as part of Tax Reform. The effect of adopting the ASU resulted in an increase of $3,304 million to Retained earnings at December 31, 2017 due to the reclassification of AOCI to Retained earnings.

(6)               Citigroup’s Supplementary Leverage Ratio (SLR), which reflects full implementation of the U.S. Basel III rules, is a non-GAAP financial measure.  For the composition of Citi’s SLR, see page 28.

(7)               Tangible book value per share is a non-GAAP financial measure. For a reconciliation of this measure to reported results, see page 28.

Note:  Ratios and variance percentages are calculated based on the displayed amounts.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015	2015	2015	2016
Revenues
Interest revenue	$16,002	$15,912	$15,484	$15,758	$15,455	$15,673	$15,632	$15,375	$14,713	$14,977	$14,834	$14,491	$14,265
Interest expense	4,264	4,123	3,865	3,676	3,591	3,615	3,326	3,158	3,028	3,052	2,940	2,902	2,940
Net interest revenue	11,738	11,789	11,619	12,082	11,864	12,058	12,306	12,217	11,685	11,925	11,894	11,589	11,325

Commissions and fees	4,286	4,129	3,837	3,929	3,999	4,274	4,102	3,859	3,952	3,988	3,402	3,332	2,780
Principal transactions	2,546	2,724	1,192	1,007	2,945	1,899	1,602	474	2,020	2,225	1,380	589	1,904
Administrative and other fiduciary fees	852	873	800	793	793	814	804	775	750	766	701	687	808
Realized gains (losses) on investments	450	251	63	(16)	128	85	136	222	307	183	151	42	187
Other-than-temporary impairment losses on investments and other assets	(261)	(162)	(39)	(73)	(201)	(37)	(91)	(95)	(72)	(43)	(80)	(70)	(465)
Other revenue	907	1,186	674	360	900	585	1,072	687	1,333	668	1,460	2,513	1,235
Total non-interest revenues	8,780	9,001	6,527	6,000	8,564	7,620	7,625	5,922	8,290	7,787	7,014	7,093	6,449
Total revenues, net of interest expense	20,518	20,790	18,146	18,082	20,428	19,678	19,931	18,139	19,975	19,712	18,908	18,682	17,774

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	2,878	2,608	2,430	2,547	2,439	2,189	2,097	2,248	1,957	1,920	1,663	1,762	1,724
Credit reserve build / (release)	(664)	(781)	(778)	(636)	(646)	(610)	(522)	(367)	(202)	(405)	(81)	494	162
Provision for loan losses	2,214	1,827	1,652	1,911	1,793	1,579	1,575	1,881	1,755	1,515	1,582	2,256	1,886
Provision for Policyholder benefits and claims	231	200	204	195	208	182	205	206	197	181	189	164	88
Provision for unfunded lending commitments	14	(3)	103	(34)	(27)	(31)	(30)	(74)	(37)	(48)	65	94	71
Total provisions for credit losses and for benefits and claims	2,459	2,024	1,959	2,072	1,974	1,730	1,750	2,013	1,915	1,648	1,836	2,514	2,045

Operating Expenses
Compensation and benefits	6,329	6,072	5,839	5,729	6,010	6,028	6,114	5,807	5,520	5,483	5,321	5,445	5,556
Premises and Equipment	844	762	763	796	805	819	804	750	709	737	722	710	651
Technology / communication expense	1,533	1,488	1,572	1,557	1,533	1,623	1,633	1,661	1,604	1,660	1,631	1,702	1,652
Advertising and marketing expense	449	480	458	501	458	460	442	484	392	393	391	371	390
Other operating	3,333	3,545	3,252	3,918	3,565	6,844	4,204	5,964	2,898	2,897	2,820	3,132	2,493
Total operating expenses	12,488	12,347	11,884	12,501	12,371	15,774	13,197	14,666	11,123	11,170	10,885	11,360	10,742

Income from Continuing Operations before Income Taxes	5,571	6,419	4,303	3,509	6,083	2,174	4,984	1,460	6,937	6,894	6,187	4,808	4,987
Provision (benefits) for income taxes	1,675	2,225	1,102	1,184	2,131	1,921	2,068	1,077	2,120	2,036	1,881	1,403	1,479

Income (Loss) from Continuing Operations	3,896	4,194	3,201	2,325	3,952	253	2,916	383	4,817	4,858	4,306	3,405	3,508
Discontinued Operations
Income (Loss) from Discontinued Operations	(103)	51	33	(223)	40	(3)	(25)	(2)	(8)	9	(15)	(69)	(3)
Provision (benefits) for income taxes	(14)	21	(53)	(198)	3	19	(9)	(1)	(3)	3	(5)	(24)	(1)
Income (Loss) from Discontinued Operations, net of taxes	(33)	30	92	181	37	(22)	(16)	(1)	(5)	6	(10)	(45)	(2)

Net Income (Loss) before Noncontrolling Interests	3,863	4,224	3,293	2,506	3,989	231	2,900	382	4,812	4,864	4,296	3,360	3,506

Net Income (Loss) attributable to noncontrolling interests	90	36	51	50	45	50	59	38	42	18	5	25	5
Citigroup’s Net Income (Loss)	$3,773	$4,188	$3,242	$2,456	$3,944	$181	$2,841	$344	$4,770	$4,846	$4,291	$3,335	$3,501

								Full	Full	Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2016	2016	2016	2017	2017	2017	2017	2013	2014	2015	2016	2017
Revenues
Interest revenue	$14,455	$14,742	$14,526	$14,521	$15,294	$15,914	$15,850	$63,156	$62,135	$59,015	$57,988	$61,579
Interest expense	3,121	3,174	3,277	3,566	4,036	4,379	4,537	15,928	13,690	11,922	12,512	16,518
Net interest revenue	11,334	11,568	11,249	10,955	11,258	11,535	11,313	47,228	48,445	47,093	45,476	45,061

Commissions and fees	3,019	2,939	2,940	3,055	3,256	3,241	3,155	16,181	16,234	14,674	11,678	12,707
Principal transactions	1,885	2,319	1,749	3,094	2,643	2,248	1,490	7,469	6,920	6,214	7,857	9,475
Administrative and other fiduciary fees	866	816	804	834	909	929	912	3,318	3,186	2,904	3,294	3,584
Realized gains (losses) on investments	199	288	275	192	221	213	152	748	571	683	949	778
Other-than-temporary impairment losses on investments and other assets	(118)	(32)	(5)	(12)	(20)	(15)	(16)	(535)	(424)	(265)	(620)	(63)
Other revenue	601	105	222	248	(112)	268	498	3,127	3,244	5,974	2,163	902
Total non-interest revenues	6,452	6,435	5,985	7,411	6,897	6,884	6,191	30,308	29,731	30,184	25,321	27,383
Total revenues, net of interest expense	17,786	18,003	17,234	18,366	18,155	18,419	17,504	77,536	78,176	77,277	70,797	72,444

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	1,616	1,525	1,696	1,709	1,710	1,777	1,880	10,463	8,973	7,302	6,561	7,076
Credit reserve build / (release)	(226)	221	31	(34)	(44)	369	136	(2,859)	(2,145)	(194)	188	427
Provision for loan losses	1,390	1,746	1,727	1,675	1,666	2,146	2,016	7,604	6,828	7,108	6,749	7,503
Provision for Policyholder benefits and claims	49	35	32	30	23	28	28	830	801	731	204	109
Provision for unfunded lending commitments	(30)	(45)	33	(43)	28	(175)	29	80	(162)	74	29	(161)
Total provisions for credit losses and for benefits and claims	1,409	1,736	1,792	1,662	1,717	1,999	2,073	8,514	7,467	7,913	6,982	7,451

Operating Expenses
Compensation and benefits	5,229	5,203	4,982	5,534	5,463	5,304	4,880	23,969	23,959	21,769	20,970	21,181
Premises and Equipment	642	624	625	620	604	608	621	3,165	3,178	2,878	2,542	2,453
Technology / communication expense	1,662	1,698	1,689	1,663	1,695	1,764	1,787	6,150	6,450	6,597	6,701	6,909
Advertising and marketing expense	433	403	406	373	432	417	386	1,888	1,844	1,547	1,632	1,608
Other operating	2,641	2,719	2,640	2,533	2,566	2,324	2,658	14,048	20,577	11,747	10,493	10,081
Total operating expenses	10,607	10,647	10,342	10,723	10,760	10,417	10,332	49,220	56,008	44,538	42,338	42,232

Income from Continuing Operations before Income Taxes	5,770	5,620	5,100	5,981	5,678	6,003	5,099	19,802	14,701	24,826	21,477	22,761
Provision (benefits) for income taxes	1,723	1,733	1,509	1,863	1,795	1,866	23,864	6,186	7,197	7,440	6,444	29,388

Income (Loss) from Continuing Operations	4,047	3,887	3,591	4,118	3,883	4,137	(18,765)	13,616	7,504	17,386	15,033	(6,627)
Discontinued Operations
Income (Loss) from Discontinued Operations	(36)	(37)	(4)	(28)	33	(9)	(100)	(242)	10	(83)	(80)	(104)
Provision (benefits) for income taxes	(13)	(7)	(1)	(10)	12	(4)	9	(244)	12	(29)	(22)	7
Income (Loss) from Discontinued Operations, net of taxes	(23)	(30)	(3)	(18)	21	(5)	(109)	270	(2)	(54)	(58)	(111)

Net Income (Loss) before Noncontrolling Interests	4,024	3,857	3,588	4,100	3,904	4,132	(18,874)	13,886	7,502	17,332	14,975	(6,738)

Net Income (Loss) attributable to noncontrolling interests	26	17	15	10	32	(1)	19	227	192	90	63	60
Citigroup’s Net Income (Loss)	$3,998	$3,840	$3,573	$4,090	$3,872	$4,133	$(18,893)	$13,659	$7,310	$17,242	$14,912	$(6,798)

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,
	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015
Assets
Cash and due from banks (including segregated cash and other deposits)	$31,150	$31,145	$32,810	$29,885	$33,380	$35,268	$35,976	$32,108	$21,880	$23,413
Deposits with banks	143,227	158,028	172,659	169,005	171,020	153,817	143,068	128,089	133,896	130,685
Fed funds sold and securities borr’d or purch under agree. to resell	270,426	263,205	273,679	257,037	263,398	250,353	245,462	242,570	239,015	237,054
Brokerage receivables	25,235	33,484	24,976	25,674	32,484	41,864	39,298	28,419	35,637	43,921
Trading account assets	300,784	297,956	283,604	276,572	268,780	282,155	285,097	291,866	298,335	273,593
Investments
Available-for-sale and non-marketable equity securities(2)	294,803	290,738	292,717	298,381	302,300	303,293	309,009	309,522	303,561	301,955
Held-to-maturity	10,056	9,602	10,808	10,599	10,600	22,330	24,038	23,921	23,254	30,166
Total Investments	304,859	300,340	303,525	308,980	312,900	325,623	333,047	333,443	326,815	332,121
Loans, net of unearned income
Consumer	392,145	378,996	384,389	390,293	380,590	380,113	372,140	365,643	337,431	337,878
Corporate	254,219	264,745	273,162	275,179	283,631	287,391	281,686	278,992	283,623	294,240
Loans, net of unearned income	646,364	643,741	657,551	665,472	664,221	667,504	653,826	644,635	621,054	632,118
Allowance for loan losses	(23,727)	(21,580)	(20,605)	(19,648)	(18,923)	(17,890)	(16,915)	(15,994)	(14,598)	(14,075)
Total loans, net	622,637	622,161	636,946	645,824	645,298	649,614	636,911	628,641	606,456	618,043
Goodwill	25,474	24,896	25,098	25,009	25,008	25,087	24,500	23,592	23,150	23,012
Intangible assets (other than MSRs)	5,457	4,981	4,888	5,056	4,891	4,702	4,525	4,566	4,244	4,071
Mortgage servicing rights (MSRs)	2,203	2,524	2,580	2,718	2,586	2,282	2,093	1,845	1,685	1,924
Other assets	149,906	141,601	135,079	134,275	134,645	138,604	132,528	127,042	140,688	141,533
Assets related to discontinued operations held for sale	9	3,306	3,320	—	—	—	—	—	—	—
Total assets	$1,881,367	$1,883,627	$1,899,164	$1,880,035	$1,894,390	$1,909,369	$1,882,505	$1,842,181	$1,831,801	$1,829,370

Liabilities
Non-interest-bearing deposits in U.S. offices	$124,487	$124,141	$130,273	$128,399	$135,632	$130,653	$128,243	$128,958	$136,568	$135,013
Interest-bearing deposits in U.S. offices	260,221	270,687	266,322	284,164	280,549	289,035	285,604	284,978	275,423	268,947
Total U.S. Deposits	384,708	394,828	396,595	412,563	416,181	419,688	413,847	413,936	411,991	403,960
Non-interest-bearing deposits in offices outside the U.S.	65,542	63,793	66,028	69,406	69,263	73,991	71,228	70,925	71,653	72,629
Interest-bearing deposits in offices outside the U.S.	483,512	479,806	492,837	486,304	480,819	472,046	457,580	414,471	416,003	431,448
Total International Deposits	549,054	543,599	558,865	555,710	550,082	546,037	528,808	485,396	487,656	504,077

Total deposits	933,762	938,427	955,460	968,273	966,263	965,725	942,655	899,332	899,647	908,037
Fed funds purch and securities loaned or sold under agree. to repurch.	222,053	218,252	216,387	203,512	190,676	183,912	175,732	173,438	175,371	177,012
Brokerage payables	59,299	61,705	56,992	53,707	59,407	62,323	59,428	52,180	58,252	54,867
Trading account liabilities	122,947	125,686	124,473	110,773	126,335	126,109	139,996	140,812	144,462	137,540
Short-term borrowings	48,137	58,743	58,904	58,944	58,903	59,534	64,838	58,335	39,405	25,907
Long-term debt	234,326	220,959	221,593	221,116	222,747	226,984	223,842	223,080	210,522	211,845
Other liabilities(3)	65,871	60,328	60,924	57,924	60,163	72,029	62,467	83,308	88,119	93,337
Total liabilities	$1,686,395	$1,686,162	$1,696,772	$1,674,249	$1,684,494	$1,696,616	$1,668,958	$1,630,485	$1,615,778	$1,608,545

Equity
Stockholders’ equity(2)(4)
Preferred stock	$3,137	$4,293	$5,243	$6,738	$7,218	$8,968	$8,968	$10,468	$11,968	$13,968
Common stock	31	31	31	31	31	31	31	31	31	31
Additional paid-in capital	106,661	106,876	107,030	107,193	107,505	107,669	107,839	107,979	108,124	108,219
Retained earnings(2)(4)	101,213	105,364	108,465	110,821	114,745	115,015	117,697	117,852	122,463	126,954
Treasury stock	(991)	(1,075)	(1,472)	(1,658)	(2,237)	(2,520)	(2,631)	(2,929)	(3,275)	(4,628)
Accumulated other comprehensive income (loss)(4)	(17,059)	(19,924)	(18,798)	(19,133)	(19,146)	(18,147)	(19,976)	(23,216)	(24,691)	(25,104)
Total common equity	$189,855	$191,272	$195,256	$197,254	$200,898	$202,048	$202,960	$199,717	$202,652	$205,472

Total Citigroup stockholders’ equity	$192,992	$195,565	$200,499	$203,992	$208,116	$211,016	$211,928	$210,185	$214,620	$219,440
Noncontrolling interests	1,980	1,900	1,893	1,794	1,780	1,737	1,619	1,511	1,403	1,385
Total equity	194,972	197,465	202,392	205,786	209,896	212,753	213,547	211,696	216,023	220,825
Total liabilities and equity	$1,881,367	$1,883,627	$1,899,164	$1,880,035	$1,894,390	$1,909,369	$1,882,505	$1,842,181	$1,831,801	$1,829,370

	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2015	2015	2016	2016	2016	2016	2017	2017	2017	2017 (1)
Assets
Cash and due from banks (including segregated cash and other deposits)	$21,726	$20,900	$22,240	$22,140	$23,419	$23,043	$22,272	$20,940	$22,604	$23,775
Deposits with banks	137,935	112,197	136,049	127,993	132,571	137,451	157,773	165,142	163,505	156,741
Fed funds sold and securities borr’d or purch under agree. to resell	231,695	219,675	225,093	228,683	236,045	236,813	242,929	234,065	252,608	232,478
Brokerage receivables	37,875	27,683	35,261	36,851	36,112	28,887	36,888	40,487	38,076	38,384
Trading account assets	260,373	242,968	267,598	265,467	256,468	245,979	245,815	260,549	260,151	252,702
Investments
Available-for-sale and non-marketable equity securities(2)	308,499	306,740	316,362	320,390	316,352	307,637	297,891	301,535	303,147	298,970
Held-to-maturity	33,940	36,215	36,890	35,903	38,588	45,667	47,820	50,175	51,527	53,320
Total Investments	342,439	342,955	353,252	356,293	354,940	353,304	345,711	351,710	354,674	352,290
Loans, net of unearned income
Consumer	328,922	325,454	317,555	326,082	328,372	325,063	320,556	325,261	325,576	333,656
Corporate	293,522	292,163	301,269	307,433	310,063	299,306	308,039	319,434	327,607	333,378
Loans, net of unearned income	622,444	617,617	618,824	633,515	638,435	624,369	628,595	644,695	653,183	667,034
Allowance for loan losses	(13,626)	(12,626)	(12,712)	(12,304)	(12,439)	(12,060)	(12,030)	(12,025)	(12,366)	(12,355)
Total loans, net	608,818	604,991	606,112	621,211	625,996	612,309	616,565	632,670	640,817	654,679
Goodwill	22,444	22,349	22,575	22,496	22,539	21,659	22,265	22,349	22,345	22,256
Intangible assets (other than MSRs)	3,880	3,721	3,493	5,521	5,358	5,114	5,013	4,887	4,732	4,588
Mortgage servicing rights (MSRs)	1,766	1,781	1,524	1,324	1,270	1,564	567	560	553	558
Other assets	139,405	131,990	127,770	130,792	123,399	125,954	125,681	130,704	129,068	104,014
Assets related to discontinued operations held for sale	—	—	—	—	—	—	—	—	—	—
Total assets	$1,808,356	$1,731,210	$1,800,967	$1,818,771	$1,818,117	$1,792,077	$1,821,479	$1,864,063	$1,889,133	$1,842,465

Liabilities
Non-interest-bearing deposits in U.S. offices	$141,425	$139,249	$138,153	$140,145	$141,899	$136,698	$129,436	$126,253	$127,220	$126,880
Interest-bearing deposits in U.S. offices	267,057	280,234	284,969	295,589	288,094	300,972	310,572	311,361	315,556	318,613
Total U.S. Deposits	408,482	419,483	423,122	435,734	429,993	437,670	440,008	437,614	442,776	445,493
Non-interest-bearing deposits in offices outside the U.S.	73,188	71,577	77,865	76,574	75,956	77,616	79,063	83,046	84,178	87,440
Interest-bearing deposits in offices outside the U.S.	422,573	416,827	433,604	425,544	434,303	414,120	430,919	438,083	437,084	426,889
Total International Deposits	495,761	488,404	511,469	502,118	510,259	491,736	509,982	521,129	521,262	514,329

Total deposits	904,243	907,887	934,591	937,852	940,252	929,406	949,990	958,743	964,038	959,822
Fed funds purch and securities loaned or sold under agree. to repurch.	168,604	146,496	157,208	158,001	153,124	141,821	148,230	154,780	161,282	156,277
Brokerage payables	59,557	53,722	58,257	62,054	61,921	57,152	59,655	62,947	63,205	61,342
Trading account liabilities	127,863	119,136	138,303	139,169	134,019	140,545	145,002	137,698	139,530	125,028
Short-term borrowings	23,715	21,079	20,893	18,408	29,527	30,701	26,127	36,519	38,149	44,452
Long-term debt	213,533	201,275	207,835	207,448	209,051	206,178	208,530	225,179	232,673	236,709
Other liabilities(3)	88,704	58,523	55,119	62,818	57,533	60,131	54,948	57,090	61,634	57,163
Total liabilities	$1,586,219	$1,508,118	$1,572,206	$1,585,750	$1,585,427	$1,565,934	$1,592,482	$1,632,956	$1,660,511	$1,640,793

Equity
Stockholders’ equity(2)(4)
Preferred stock	$15,218	$16,718	$17,753	$19,253	$19,253	$19,253	$19,253	$19,253	$19,253	$19,253
Common stock	31	31	31	31	31	31	31	31	31	31
Additional paid-in capital	108,261	108,288	107,590	107,730	107,875	108,042	107,613	107,798	107,896	108,008
Retained earnings(2)(4)	130,921	133,841	136,998	140,527	143,678	146,477	149,071	152,178	155,174	138,425
Treasury stock	(6,326)	(7,677)	(8,224)	(9,538)	(12,069)	(16,302)	(17,579)	(19,342)	(24,829)	(30,309)
Accumulated other comprehensive income (loss)(4)	(27,257)	(29,344)	(26,626)	(26,115)	(27,193)	(32,381)	(30,413)	(29,899)	(29,891)	(34,668)
Total common equity	$205,630	$205,139	$209,769	$212,635	$212,322	$205,867	$208,723	$210,766	$208,381	$181,487

Total Citigroup stockholders’ equity	$220,848	$221,857	$227,522	$231,888	$231,575	$225,120	$227,976	$230,019	$227,634	$200,740
Noncontrolling interests	1,289	1,235	1,239	1,133	1,115	1,023	1,021	1,088	988	932
Total equity	222,137	223,092	228,761	233,021	232,690	226,143	228,997	231,107	228,622	201,672
Total liabilities and equity	$1,808,356	$1,731,210	$1,800,967	$1,818,771	$1,818,117	$1,792,077	$1,821,479	$1,864,063	$1,889,133	$1,842,465

(1)              Not used.

(2)              See footnote 4 on page 1.

(3)              Includes allowance for credit losses for unfunded lending commitments.  See page 25 for amounts by period.

(4)              See footnote 5 on page 1.

Reclassified to conform to the current period’s presentation.

SEGMENT DETAIL NET REVENUES (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015	2015	2015	2016

Global Consumer Banking
North America	$5,187	$5,130	$4,814	$4,945	$4,856	$4,858	$5,072	$5,167	$5,009	$4,850	$4,842	$4,819	$4,832
Latin America	1,591	1,622	1,598	1,697	1,571	1,634	1,696	1,643	1,428	1,428	1,541	1,359	1,241
Asia (1)	2,020	2,035	1,933	1,924	1,975	2,027	2,040	1,871	1,827	1,876	1,712	1,666	1,667
Total	8,798	8,787	8,345	8,566	8,402	8,519	8,808	8,681	8,264	8,154	8,095	7,844	7,740

Institutional Clients Group
North America	3,758	3,199	2,589	2,399	3,792	3,388	3,436	2,599	3,311	3,375	3,342	2,762	3,039
EMEA	2,962	2,843	2,388	2,110	2,784	2,485	2,567	2,109	3,034	2,418	2,227	2,112	2,201
Latin America	1,290	1,263	1,169	1,209	1,180	1,187	1,057	989	1,017	1,019	1,065	970	994
Asia	2,032	1,965	1,659	1,660	1,678	1,634	1,835	1,684	1,845	1,832	1,785	1,624	1,825
Total	10,042	9,270	7,805	7,378	9,434	8,694	8,895	7,381	9,207	8,644	8,419	7,468	8,059

Corporate / Other	1,997	2,256	2,332	2,302	2,585	2,498	2,599	2,070	2,577	2,602	2,198	3,551	1,975

Total Citigroup - Net Revenues (Ex-CVA/DVA) (2)	$20,837	$20,313	$18,482	$18,246	$20,421	$19,711	$20,302	$18,132	$20,048	$19,400	$18,712	$18,863	$17,774

CVA/DVA for Periods Prior to 1Q16 (2)	(319)	477	(336)	(164)	7	(33)	(371)	7	(73)	312	196	(181)	—

Total Citigroup - Net Revenues	$20,518	$20,790	$18,146	$18,082	$20,428	$19,678	$19,931	$18,139	$19,975	$19,712	$18,908	$18,682	$17,774

								Full	Full	Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2016	2016	2016	2017	2017	2017	2017	2013	2014	2015	2016	2017

Global Consumer Banking
North America	$4,710	$5,161	$5,061	$4,945	$4,946	$5,197	$5,182	$20,076	$19,953	$19,520	$19,764	$20,270
Latin America	1,247	1,257	1,226	1,167	1,308	1,388	1,359	6,508	6,544	5,756	4,971	5,222
Asia (1)	1,743	1,770	1,709	1,734	1,819	1,885	1,908	7,912	7,913	7,081	6,889	7,346
Total	7,700	8,188	7,996	7,846	8,073	8,470	8,449	34,496	34,410	32,357	31,624	32,838

Institutional Clients Group
North America	3,461	3,253	3,014	3,522	3,646	3,709	3,046	11,945	13,215	12,790	12,767	13,923
EMEA	2,614	2,547	2,650	2,854	2,881	2,703	2,441	10,303	9,945	9,791	10,012	10,879
Latin America	1,065	1,044	1,022	1,169	1,086	1,099	1,031	4,931	4,413	4,071	4,125	4,385
Asia	1,736	1,805	1,670	1,774	1,808	1,919	1,786	7,316	6,831	7,086	7,036	7,287
Total	8,876	8,649	8,356	9,319	9,421	9,430	8,304	34,495	34,404	33,738	33,940	36,474

Corporate / Other	1,210	1,166	882	1,201	661	519	751	8,887	9,752	10,928	5,233	3,132

Total Citigroup - Net Revenues (Ex-CVA/DVA) (2)	$17,786	$18,003	$17,234	$18,366	$18,155	$18,419	$17,504	77,878	78,566	77,023	70,797	72,444

CVA/DVA for Periods Prior to 1Q16 (2)	—	—	—	—	—	—	—	(342)	(390)	254	—	—

Total Citigroup - Net Revenues	$17,786	$18,003	$17,234	$18,366	$18,155	$18,419	$17,504	$77,536	$78,176	$77,277	$70,797	$72,444

(1)              Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)              Credit valuation adjustments (CVA) on derivatives (counterparty and own-credit), net of hedges; Funding Valuation Adjustments (FVA) on derivatives; and Debt Valuation Adjustments (DVA) on Citigroup’s fair value option liabilities (collectively referred to as CVA/DVA). Effective January 1, 2016, Citigroup early adopted on a prospective basis the amendment in ASU No. 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, related to the presentation of DVA on fair value option liabilities. Accordingly, beginning in the first quarter of 2016, the portion of the change in fair value of these liabilities related to changes in Citigroup’s own credit spreads (DVA) are reflected as a component of Accumulated Other Comprehensive Income (AOCI); previously these amounts were recognized in Citigroup’s revenues and net income. In the tables above and on pages 5, 15 and 16, results for all periods prior to the first quarter of 2016 exclude the impact of CVA/DVA, as applicable, for consistency with the current period’s  presentation. Citigroup’s results of operations excluding the impact of CVA/DVA in such periods are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

SEGMENT DETAIL INCOME (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015	2015	2015	2016
Income (Loss) from Continuing Operations:

Global Consumer Banking(1)
North America	$1,086	$1,092	$908	$880	$1,036	$1,094	$1,205	$1,157	$1,122	$1,056	$1,049	$961	$834
Latin America	320	271	212	316	222	207	285	244	207	181	298	142	146
Asia (2)	362	387	344	295	360	211	371	284	331	330	298	211	206
Total	1,768	1,750	1,464	1,491	1,618	1,512	1,861	1,685	1,660	1,567	1,645	1,314	1,186

Institutional Clients Group (1)(2)
North America	1,301	854	577	471	1,365	1,144	956	654	929	939	889	467	551
EMEA	775	876	516	422	762	564	659	241	996	577	370	194	369
Latin America	483	529	461	209	402	461	330	288	381	409	380	176	330
Asia	693	618	421	478	481	448	631	514	643	630	535	423	619
Total	3,252	2,877	1,975	1,580	3,010	2,617	2,576	1,697	2,949	2,555	2,174	1,260	1,869

Corporate / Other (1)(2)	(926)	(726)	(30)	(646)	(680)	(3,856)	(1,293)	(3,003)	255	540	360	945	453

Income (Loss) From Continuing Operations	$4,094	$3,901	$3,409	$2,425	$3,948	$273	$3,144	$379	$4,864	$4,662	$4,179	$3,519	$3,508

Discontinued Operations	(33)	30	92	181	37	(22)	(16)	(1)	(5)	6	(10)	(45)	(2)

Net Income Attributable to Noncontrolling Interests	90	36	51	50	45	50	59	38	42	18	5	25	5

Citigroup’s Net Income - Ex-CVA/DVA (2)	$3,971	$3,895	$3,450	$2,556	$3,940	$201	$3,069	$340	$4,817	$4,650	$4,164	$3,449	$3,501

CVA/DVA (after-tax) for Periods Prior to 1Q16 (2)	(198)	293	(208)	(100)	4	(20)	(228)	4	(47)	196	127	(114)	—

Total Citigroup - Net Income (Loss)	$3,773	$4,188	$3,242	$2,456	$3,944	$181	$2,841	$344	$4,770	$4,846	$4,291	$3,335	$3,501

Average Assets (in billions of dollars)
North America	$802	$819	$823	$844	$853	$845	$871	$895	$891	$880	$888	$896	$913
EMEA (3)	327	340	322	326	336	348	324	329	317	332	312	300	301
Latin America	166	167	161	163	162	162	157	151	143	142	135	135	130
Asia (3)	335	331	323	326	327	334	327	320	308	310	304	304	304
Corporate / Other	257	242	228	229	210	214	216	205	194	176	179	149	130
Total	$1,887	$1,899	$1,857	$1,888	$1,888	$1,903	$1,895	$1,900	$1,853	$1,840	$1,818	$1,784	$1,778

Return on Average Assets (ROA) on Net Income (Loss)
North America	1.20%	0.95%	0.71%	0.63%	1.14%	1.06%	0.97%	0.80%	0.93%	0.91%	0.87%	0.64%	0.61%
EMEA (3)	0.92%	1.00%	0.62%	0.50%	0.90%	0.62%	0.78%	0.27%	1.24%	0.69%	0.47%	0.24%	0.48%
Latin America	1.96%	1.92%	1.66%	1.28%	1.56%	1.65%	1.55%	1.40%	1.67%	1.66%	1.99%	0.93%	1.47%
Asia (3)	1.27%	1.21%	0.93%	0.94%	1.04%	0.79%	1.21%	0.99%	1.29%	1.24%	1.08%	0.82%	1.09%
Corporate/Other	(1.57)%	(1.17)%	0.06%	(0.86)%	(1.26)%	(7.31)%	(2.42)%	(5.82)%	0.50%	1.25%	0.77%	2.35%	1.42%
Total	0.85%	0.82%	0.74%	0.54%	0.85%	0.04%	0.64%	0.07%	1.05%	1.01%	0.91%	0.77%	0.79%

								Full	Full	Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2016	2016	2016	2017	2017	2017	2017	2013	2014	2015	2016	2017
Income (Loss) from Continuing Operations:

Global Consumer Banking(1)
North America	$815	$780	$810	$614	$657	$642	$77	$3,966	$4,492	$4,188	$3,239	$1,990
Latin America	173	160	154	135	141	169	165	1,119	958	828	633	610
Asia (2)	292	304	257	249	330	359	340	1,388	1,226	1,170	1,059	1,278
Total	1,280	1,244	1,221	998	1,128	1,170	582	6,473	6,676	6,186	4,931	3,878

Institutional Clients Group (1)(2)
North America	1,010	1,072	882	1,077	1,088	1,298	(1,108)	3,203	4,119	3,224	3,515	2,355
EMEA	690	644	642	862	786	753	431	2,589	2,226	2,137	2,345	2,832
Latin America	392	389	343	482	341	388	333	1,682	1,481	1,346	1,454	1,544
Asia	523	555	514	590	565	623	557	2,210	2,074	2,231	2,211	2,335
Total	2,615	2,660	2,381	3,011	2,780	3,062	213	9,684	9,900	8,938	9,525	9,066

Corporate / Other (1)(2)	152	(17)	(11)	109	(25)	(95)	(19,560)	(2,328)	(8,832)	2,100	577	(19,571)

Income (Loss) From Continuing Operations	$4,047	$3,887	$3,591	$4,118	$3,883	$4,137	$(18,765)	$13,829	$7,744	$17,224	$15,033	$(6,627)

Discontinued Operations	(23)	(30)	(3)	(18)	21	(5)	(109)	270	(2)	(54)	(58)	(111)

Net Income Attributable to Noncontrolling Interests	26	17	15	10	32	(1)	19	227	192	90	63	60

Citigroup’s Net Income - Ex-CVA/DVA (2)	$3,998	$3,840	$3,573	$4,090	$3,872	$4,133	$(18,893)	$13,872	$7,550	$17,080	$14,912	$(6,798)

CVA/DVA (after-tax) for Periods Prior to 1Q16 (2)	—	—	—	—	—	—	—	(213)	(240)	162	—	—

Total Citigroup - Net Income (Loss)	$3,998	$3,840	$3,573	$4,090	$3,872	$4,133	$(18,893)	$13,659	$7,310	$17,242	$14,912	$(6,798)

Average Assets (in billions of dollars)
North America	$930	$950	$970	$963	$982	$993	$1,006	$822	$867	$888	$940	$986
EMEA (3)	313	317	308	318	335	329	334	329	334	315	310	329
Latin America	131	128	125	125	129	131	128	164	158	139	129	128
Asia (3)	312	323	316	322	328	337	340	329	327	307	314	332
Corporate / Other	121	112	101	103	95	102	102	239	211	175	116	101
Total	$1,807	$1,830	$1,820	$1,831	$1,869	$1,892	$1,910	$1,883	$1,897	$1,824	$1,809	$1,876

Return on Average Assets (ROA) on Net Income (Loss)
North America	0.79%	0.77%	0.70%	0.71%	0.71%	0.78%	(0.41)%	0.87%	0.99%	0.83%	0.72%	0.44%
EMEA (3)	0.87%	0.79%	0.81%	1.08%	0.93%	0.89%	0.50%	0.76%	0.64%	0.66%	0.74%	0.84%
Latin America	1.73%	1.70%	1.58%	2.00%	1.49%	1.68%	1.54%	1.71%	1.54%	1.56%	1.61%	1.68%
Asia (3)	1.05%	1.06%	0.97%	1.06%	1.09%	1.15%	1.04%	1.09%	1.00%	1.11%	1.04%	1.09%
Corporate/Other	0.40%	(0.15)%	(0.06)%	0.38%	(0.06)%	(0.32)%	(76.53)%	(0.90)%	(4.21)%	1.15%	0.45%	(19.48)%
Total	0.89%	0.83%	0.78%	0.91%	0.83%	0.87%	(3.92)%	0.74%	0.40%	0.94%	0.82%	(0.36)%

(1)                   See footnote 1 on page 1.

(2)                   See footnote 2 on page 4.

(3)                   Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015	2015	2015	2016

Net Interest Revenue	$6,612	$6,529	$6,587	$6,814	$6,597	$6,706	$6,907	$6,884	$6,462	$6,459	$6,534	$6,572	$6,410
Non-Interest Revenue	2,186	2,258	1,758	1,752	1,805	1,813	1,901	1,797	1,802	1,695	1,561	1,272	1,330
Total Revenues, Net of Interest Expense	8,798	8,787	8,345	8,566	8,402	8,519	8,808	8,681	8,264	8,154	8,095	7,844	7,740
Total Operating Expenses	4,648	4,632	4,563	4,689	4,586	4,841	4,673	4,711	4,337	4,371	4,259	4,379	4,440
Net Credit Losses	1,749	1,660	1,570	1,623	1,644	1,651	1,596	1,625	1,490	1,504	1,353	1,405	1,371
Credit Reserve Build / (Release)	(352)	(244)	(87)	(13)	(219)	(304)	(351)	(249)	(150)	(98)	(102)	(45)	85
Provision for Unfunded Lending Commitments	14	10	14	(3)	(2)	(5)	(2)	(17)	—	(4)	1	7	1
Provision for Benefits and Claims	53	34	39	40	40	26	38	40	28	22	28	30	28
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	1,464	1,460	1,536	1,647	1,463	1,368	1,281	1,399	1,368	1,424	1,280	1,397	1,485
Income from Continuing Operations before Taxes	2,686	2,695	2,246	2,230	2,353	2,310	2,854	2,571	2,559	2,359	2,556	2,068	1,815
Income Taxes	918	945	782	739	735	798	993	886	899	792	911	754	629
Income from Continuing Operations	1,768	1,750	1,464	1,491	1,618	1,512	1,861	1,685	1,660	1,567	1,645	1,314	1,186
Noncontrolling Interests	5	5	5	1	7	7	7	3	(4)	5	8	1	2
Net Income	$1,763	$1,745	$1,459	$1,490	$1,611	$1,505	$1,854	$1,682	$1,664	$1,562	$1,637	$1,313	$1,184
EOP Assets (in billions of dollars)	$388	$378	$388	$394	$391	$399	$395	$392	$373	$381	$375	$380	$383
Average Assets (in billions of dollars)	$384	$377	$376	$387	$390	$393	$395	$391	$379	$379	$374	$377	$376
Return on Average Assets (ROA)	1.86%	1.86%	1.54%	1.53%	1.68%	1.54%	1.86%	1.71%	1.78%	1.65%	1.74%	1.38%	1.27%
Efficiency Ratio	53%	53%	55%	55%	55%	57%	53%	54%	52%	54%	53%	56%	57%

Net Credit Losses as a % of Average Loans	2.63%	2.52%	2.33%	2.32%	2.40%	2.36%	2.25%	2.30%	2.21%	2.22%	1.99%	2.05%	2.04%

Revenue by Business
Retail Banking	$3,985	$4,001	$3,429	$3,428	$3,497	$3,579	$3,685	$3,668	$3,502	$3,503	$3,479	$3,250	$3,205
Cards (2)	4,813	4,786	4,916	5,138	4,905	4,940	5,123	5,013	4,762	4,651	4,616	4,594	4,535
Total	$8,798	$8,787	$8,345	$8,566	$8,402	$8,519	$8,808	$8,681	$8,264	$8,154	$8,095	$7,844	$7,740

Net Credit Losses by Business
Retail Banking	$251	$242	$249	$279	$271	$281	$276	$332	$256	$261	$246	$295	$221
Cards (2)	1,498	1,418	1,321	1,344	1,373	1,370	1,320	1,293	1,234	1,243	1,107	1,110	1,150
Total	$1,749	$1,660	$1,570	$1,623	$1,644	$1,651	$1,596	$1,625	$1,490	$1,504	$1,353	$1,405	$1,371

Income from Continuing Operations by Business (3)
Retail Banking	$664	$626	$254	$326	$383	$329	$530	$473	$531	$509	$534	$271	$289
Cards (2)	1,104	1,124	1,210	1,165	1,235	1,183	1,331	1,212	1,129	1,058	1,111	1,043	897
Total	$1,768	$1,750	$1,464	$1,491	$1,618	$1,512	$1,861	$1,685	$1,660	$1,567	$1,645	$1,314	$1,186

Foreign Currency (FX) Translation Impact:
Total Revenue - as Reported	$8,798	$8,787	$8,345	$8,566	$8,402	$8,519	$8,808	$8,681	$8,264	$8,154	$8,095	$7,844	$7,740
Impact of FX Translation (4)	(758)	(723)	(643)	(686)	(611)	(685)	(655)	(504)	(318)	(343)	(157)	(117)	(26)
Total Revenues - Ex-FX (4)	$8,040	$8,064	$7,702	$7,880	$7,791	$7,834	$8,153	$8,177	$7,946	$7,811	$7,938	$7,727	$7,714

Total Operating Expenses - as Reported	$4,648	$4,632	$4,563	$4,689	$4,586	$4,841	$4,673	$4,711	$4,337	$4,371	$4,259	$4,379	$4,440
Impact of FX Translation (4)	(378)	(373)	(303)	(346)	(336)	(391)	(357)	(275)	(138)	(147)	(54)	(42)	9
Total Operating Expenses - Ex-FX (4)	$4,270	$4,259	$4,260	$4,343	$4,250	$4,450	$4,316	$4,436	$4,199	$4,224	$4,205	$4,337	$4,449

Total Provisions for LLR & PBC - as Reported	$1,464	$1,460	$1,536	$1,647	$1,463	$1,368	$1,281	$1,399	$1,368	$1,424	$1,280	$1,397	$1,485
Impact of FX Translation (4)	(157)	(155)	(165)	(147)	(149)	(185)	(154)	(128)	(81)	(72)	(42)	(34)	(17)
Total Provisions for LLR & PBC - Ex-FX (4)	$1,307	$1,305	$1,371	$1,500	$1,314	$1,183	$1,127	$1,271	$1,287	$1,352	$1,238	$1,363	$1,468

Net Income - as Reported	$1,763	$1,745	$1,459	$1,490	$1,611	$1,505	$1,854	$1,682	$1,664	$1,562	$1,637	$1,313	$1,184
Impact of FX Translation (4)	(141)	(118)	(111)	(124)	(84)	(79)	(96)	(106)	(79)	(92)	(48)	(33)	(12)
Net Income - Ex-FX (4)	$1,622	$1,627	$1,348	$1,366	$1,527	$1,426	$1,758	$1,576	$1,585	$1,470	$1,589	$1,280	$1,172

								Full	Full	Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2016	2016	2016	2017	2017	2017	2017(1)	2013	2014	2015	2016	2017

Net Interest Revenue	$6,360	$6,756	$6,706	$6,579	$6,760	$7,071	$7,015	$26,542	$27,094	$26,027	$26,232	$27,425
Non-Interest Revenue	1,340	1,432	1,290	1,267	1,313	1,399	1,434	7,954	7,316	6,330	5,392	5,413
Total Revenues, Net of Interest Expense	7,700	8,188	7,996	7,846	8,073	8,470	8,449	34,496	34,410	32,357	31,624	32,838
Total Operating Expenses	4,332	4,464	4,391	4,451	4,537	4,452	4,563	18,532	18,811	17,346	17,627	18,003
Net Credit Losses	1,374	1,349	1,516	1,603	1,615	1,704	1,640	6,602	6,516	5,752	5,610	6,562
Credit Reserve Build / (Release)	23	436	164	177	125	486	177	(696)	(1,123)	(395)	708	965
Provision for Unfunded Lending Commitments	8	(3)	(3)	6	(1)	(5)	(2)	35	(26)	4	3	(2)
Provision for Benefits and Claims	20	26	32	29	23	28	36	166	144	108	106	116
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	1,425	1,808	1,709	1,815	1,762	2,213	1,851	6,107	5,511	5,469	6,427	7,641
Income from Continuing Operations before Taxes	1,943	1,916	1,896	1,580	1,774	1,805	2,035	9,857	10,088	9,542	7,570	7,194
Income Taxes	663	672	675	582	646	635	1,453	3,384	3,412	3,356	2,639	3,316
Income from Continuing Operations	1,280	1,244	1,221	998	1,128	1,170	582	6,473	6,676	6,186	4,931	3,878
Noncontrolling Interests	1	3	1	1	4	2	2	16	24	10	7	9
Net Income	$1,279	$1,241	$1,220	$997	$1,124	$1,168	$580	$6,457	$6,652	$6,176	$4,924	$3,869
EOP Assets (in billions of dollars)	$399	$410	$411	$411	$418	$419	$428	$387	$394	$380	$411	$428
Average Assets (in billions of dollars)	$386	$408	$409	$410	$414	$421	$423	$381	$392	$377	$395	$417
Return on Average Assets (ROA)	1.33%	1.21%	1.19%	0.99%	1.09%	1.10%	0.54%	1.69%	1.70%	1.64%	1.25%	0.93%
Efficiency Ratio	56%	55%	55%	57%	56%	53%	54%	54%	55%	54%	56%	55%

Net Credit Losses as a % of Average Loans	2.02%	1.87%	2.10%	2.24%	2.20%	2.26%	2.15%	2.45%	2.33%	2.12%	2.01%	2.21%

Revenue by Business
Retail Banking	$3,260	$3,347	$3,178	$3,175	$3,328	$3,521	$3,458	$14,843	$14,429	$13,734	$12,990	$13,482
Cards (2)	4,440	4,841	4,818	4,671	4,745	4,949	4,991	19,653	19,981	18,623	18,634	19,356
Total	$7,700	$8,188	$7,996	$7,846	$8,073	$8,470	$8,449	$34,496	$34,410	$32,357	$31,624	$32,838

Net Credit Losses by Business
Retail Banking	$243	$257	$286	$236	$244	$300	$243	$1,021	$1,160	$1,058	$1,007	$1,023
Cards (2)	1,131	1,092	1,230	1,367	1,371	1,404	1,397	5,581	5,356	4,694	4,603	5,539
Total	$1,374	$1,349	$1,516	$1,603	$1,615	$1,704	$1,640	$6,602	$6,516	$5,752	$5,610	$6,562

Income from Continuing Operations by Business (3)
Retail Banking	$466	$454	$329	$333	$419	$546	$358	$1,870	$1,715	$1,845	$1,538	$1,656
Cards (2)	814	790	892	665	709	624	224	4,603	4,961	4,341	3,393	2,222
Total	$1,280	$1,244	$1,221	$998	$1,128	$1,170	$582	$6,473	$6,676	$6,186	$4,931	$3,878

Foreign Currency (FX) Translation Impact:
Total Revenue - as Reported	$7,700	$8,188	$7,996	$7,846	$8,073	$8,470	$8,449	$34,496	$34,410	$32,357	$31,624	$32,838
Impact of FX Translation (4)	(36)	17	109	77	(14)	(78)	—	(2,818)	(2,461)	(930)	67	—
Total Revenues - Ex-FX (4)	$7,664	$8,205	$8,105	$7,923	$8,059	$8,392	$8,449	$31,678	$31,949	$31,427	$31,691	$32,838

Total Operating Expenses - as Reported	$4,332	$4,464	$4,391	$4,451	$4,537	$4,452	$4,563	$18,532	$18,811	$17,346	$17,627	$18,003
Impact of FX Translation (4)	(8)	15	70	49	—	(31)	—	(1,426)	(1,389)	(408)	57	—
Total Operating Expenses - Ex-FX (4)	$4,324	$4,479	$4,461	$4,500	$4,537	$4,421	$4,563	$17,106	$17,422	$16,938	$17,684	$18,003

Total Provisions for LLR & PBC - as Reported	$1,425	$1,808	$1,709	$1,815	$1,762	$2,213	$1,851	$6,107	$5,511	$5,469	$6,427	$7,641
Impact of FX Translation (4)	(14)	(1)	21	14	(8)	(22)	—	(618)	(606)	(214)	(1)	—
Total Provisions for LLR & PBC - Ex-FX (4)	$1,411	$1,807	$1,730	$1,829	$1,754	$2,191	$1,851	$5,489	$4,905	$5,255	$6,426	$7,641

Net Income - as Reported	$1,279	$1,241	$1,220	$997	$1,124	$1,168	$580	$6,457	$6,652	$6,176	$4,924	$3,869
Impact of FX Translation (4)	(12)	2	13	9	(2)	(14)	—	(483)	(347)	(237)	8	—
Net Income - Ex-FX (4)	$1,267	$1,243	$1,233	$1,006	$1,122	$1,154	$580	$5,974	$6,305	$5,939	$4,932	$3,869

(1)  See footnote 1 on page 1.

(2)  Includes both Citi-Branded Cards and Citi Retail Services.

(3)  The $750 million increase in Income Taxes related to Tax Reform is reflected in Retail Banking ($105 million) and Cards ($645 million).

(4)  Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the fourth quarter of 2017 and full year 2017 average exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING Page 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q
	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015	2015	2015	2016	2016

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	3,326	3,324	3,283	3,259	3,150	3,047	3,028	2,888	2,786	2,774	2,764	2,754	2,670	2,650
Accounts (in millions)	57.0	57.1	56.9	56.9	56.5	56.8	56.1	55.4	54.3	54.4	54.6	54.4	54.4	54.4
Average Deposits	$294.6	$291.8	$289.5	$295.8	$296.5	$301.0	$300.2	$296.8	$296.6	$296.5	$293.5	$293.8	$293.9	$297.4
Investment Sales	$25.9	$26.0	$21.7	$21.5	$25.6	$25.3	$28.4	$23.0	$25.8	$25.8	$19.9	$17.5	$16.6	$19.1
Investment Assets under Management (AUMs)	$137.6	$131.6	$136.3	$141.6	$145.1	$151.7	$150.6	$147.3	$147.8	$148.5	$138.9	$140.3	$139.8	$139.9
Average Loans	$135.6	$133.5	$135.3	$139.2	$140.7	$144.9	$146.2	$145.0	$141.0	$142.4	$139.8	$140.8	$139.6	$141.1
EOP Loans:
Mortgages	$75.3	$72.7	$75.2	$76.9	$78.5	$80.9	$81.3	$79.4	$79.3	$80.1	$79.0	$80.2	$82.2	$81.6
Commercial Banking	34.4	34.8	34.7	35.7	35.8	36.4	35.6	33.7	33.0	33.4	32.0	31.9	32.1	32.6
Personal and Other	26.7	26.2	26.4	27.5	28.3	29.2	29.0	28.3	28.4	28.9	28.1	28.2	27.7	27.2
EOP Loans	$136.4	$133.7	$136.3	$140.1	$142.6	$146.5	$145.9	$141.4	$140.7	$142.4	$139.1	$140.3	$142.0	$141.4

Total Net Interest Revenue (in millions) (1)	$2,369	$2,326	$2,246	$2,244	$2,173	$2,266	$2,320	$2,310	$2,119	$2,176	$2,157	$2,173	$2,173	$2,161
As a % of Average Loans	7.09%	6.99%	6.59%	6.40%	6.26%	6.27%	6.30%	6.32%	6.09%	6.13%	6.12%	6.12%	6.26%	6.16%

Net Credit Losses (in millions)	$251	$242	$249	$279	$271	$281	$276	$332	$256	$261	$246	$295	$221	$243
As a % of Average Loans	0.75%	0.73%	0.73%	0.80%	0.78%	0.78%	0.75%	0.91%	0.74%	0.74%	0.70%	0.83%	0.64%	0.69%
Loans 90+ Days Past Due (in millions) (2)	$742	$710	$745	$840	$890	$904	$868	$736	$540	$567	$529	$523	$498	$515
As a % of EOP Loans	0.55%	0.54%	0.55%	0.60%	0.63%	0.62%	0.60%	0.52%	0.39%	0.40%	0.38%	0.38%	0.35%	0.37%
Loans 30-89 Days Past Due (in millions) (2)	$1,003	$906	$941	$893	$839	$883	$840	$794	$791	$746	$764	$739	$793	$735
As a % of EOP Loans	0.74%	0.68%	0.70%	0.64%	0.59%	0.61%	0.58%	0.57%	0.57%	0.53%	0.55%	0.53%	0.56%	0.52%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	126.7	125.6	138.7	139.1	137.1	137.6	135.4	136.3	135.6	135.9	135.6	135.9	134.1	143.0
Purchase Sales (in billions)	$77.5	$85.0	$83.8	$92.6	$79.6	$89.2	$88.1	$94.0	$80.1	$89.7	$88.6	$96.2	$84.6	$95.7

Average Loans (in billions) (3)	$133.6	$130.9	$131.7	$138.2	$137.2	$135.4	$135.5	$135.3	$132.4	$129.9	$129.7	$131.5	$131.3	$131.9
EOP Loans (in billions) (3)	$131.7	$131.8	$137.7	$143.5	$135.1	$137.4	$135.7	$139.3	$129.8	$131.7	$130.3	$136.3	$130.3	$143.4
Average Yield (4)	13.69%	13.50%	13.47%	13.37%	13.48%	13.51%	13.58%	13.52%	13.53%	13.45%	13.44%	13.30%	13.34%	13.17%
Total Net Interest Revenue (5)	$4,243	$4,203	$4,341	$4,570	$4,424	$4,440	$4,587	$4,574	$4,343	$4,283	$4,377	$4,399	$4,237	$4,199
As a % of Average Loans (5)	12.88%	12.88%	13.08%	13.12%	13.08%	13.15%	13.43%	13.41%	13.30%	13.22%	13.39%	13.27%	12.98%	12.80%
Net Credit Losses	$1,498	$1,418	$1,321	$1,344	$1,373	$1,370	$1,320	$1,293	$1,234	$1,243	$1,107	$1,110	$1,150	$1,131
As a % of Average Loans	4.55%	4.34%	3.98%	3.86%	4.06%	4.06%	3.86%	3.79%	3.78%	3.84%	3.39%	3.35%	3.52%	3.45%
Net Credit Margin (6)	$3,301	$3,356	$3,577	$3,777	$3,524	$3,560	$3,791	$3,709	$3,518	$3,399	$3,499	$3,475	$3,376	$3,300
As a % of Average Loans (6)	10.02%	10.28%	10.78%	10.84%	10.42%	10.55%	11.10%	10.88%	10.78%	10.50%	10.70%	10.48%	10.34%	10.06%
Loans 90+ Days Past Due	$1,830	$1,649	$1,683	$1,878	$1,784	$1,657	$1,640	$1,708	$1,592	$1,453	$1,452	$1,596	$1,524	$1,450
As a % of EOP Loans	1.39%	1.25%	1.22%	1.31%	1.32%	1.21%	1.21%	1.23%	1.23%	1.10%	1.11%	1.17%	1.17%	1.01%
Loans 30-89 Days Past Due	$1,910	$1,716	$1,943	$2,023	$1,866	$1,794	$1,849	$1,792	$1,623	$1,544	$1,663	$1,679	$1,567	$1,583
As a % of EOP Loans	1.45%	1.30%	1.41%	1.41%	1.38%	1.31%	1.36%	1.29%	1.25%	1.17%	1.28%	1.23%	1.20%	1.10%

	3Q	4Q	1Q	2Q	3Q	4Q
	2016	2016	2017	2017	2017	2017

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,648	2,618	2,601	2,570	2,474	2,451
Accounts (in millions)	55.1	54.6	53.9	53.8	53.2	52.9
Average Deposits	$301.2	$301.1	$302.6	$307.2	$308.1	$306.5
Investment Sales	$19.7	$18.5	$20.9	$21.8	$25.3	$23.7
Investment Assets under Management (AUMs)	$140.9	$137.5	$146.7	$152.8	$158.2	$160.9
Average Loans	$142.0	$138.1	$138.8	$142.3	$144.3	$145.1
EOP Loans:
Mortgages	$81.4	$79.4	$81.2	$81.4	$81.4	$81.7
Commercial Banking	33.1	32.0	33.9	34.8	35.5	36.3
Personal and Other	27.1	24.9	26.3	27.2	27.3	27.9
EOP Loans	$141.6	$136.3	$141.4	$143.4	$144.2	$145.9

Total Net Interest Revenue (in millions) (1)	$2,195	$2,133	$2,152	$2,285	$2,383	$2,345
As a % of Average Loans	6.15%	6.14%	6.29%	6.44%	6.55%	6.41%

Net Credit Losses (in millions)	$257	$286	$236	$244	$300	$243
As a % of Average Loans	0.72%	0.82%	0.69%	0.69%	0.82%	0.66%
Loans 90+ Days Past Due (in millions) (2)	$579	$474	$488	$477	$489	$515
As a % of EOP Loans	0.41%	0.35%	0.35%	0.33%	0.34%	0.35%
Loans 30-89 Days Past Due (in millions) (2)	$722	$726	$777	$747	$805	$822
As a % of EOP Loans	0.51%	0.54%	0.55%	0.52%	0.56%	0.57%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	143.0	142.7	142.4	142.5	142.2	142.6
Purchase Sales (in billions)	$115.3	$125.1	$112.2	$125.3	$124.9	$136.3

Average Loans (in billions) (3)	$145.5	$149.3	$150.8	$151.5	$155.4	$158.2
EOP Loans (in billions) (3)	$147.8	$155.6	$149.9	$155.1	$156.6	$164.9
Average Yield (4)	12.86%	12.64%	12.69%	12.78%	12.87%	12.70%
Total Net Interest Revenue (5)	$4,561	$4,573	$4,427	$4,475	$4,688	$4,651
As a % of Average Loans (5)	12.47%	12.19%	11.91%	11.85%	11.97%	11.66%
Net Credit Losses	$1,092	$1,230	$1,367	$1,371	$1,404	$1,397
As a % of Average Loans	2.99%	3.28%	3.68%	3.63%	3.58%	3.50%
Net Credit Margin (6)	$3,741	$3,580	$3,297	$3,368	$3,542	$3,569
As a % of Average Loans (6)	10.23%	9.54%	8.87%	8.92%	9.04%	8.95%
Loans 90+ Days Past Due	$1,587	$1,819	$1,753	$1,706	$1,790	$1,963
As a % of EOP Loans	1.07%	1.17%	1.17%	1.10%	1.14%	1.19%
Loans 30-89 Days Past Due	$1,831	$1,814	$1,739	$1,751	$1,958	$1,940
As a % of EOP Loans	1.24%	1.17%	1.16%	1.13%	1.25%	1.18%

(1)   Also includes net interest revenue related to the average deposit balances in excess of the average loan portfolio.

(2)   The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies. See footnote 2 on page 9.

(3)   Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)   Average yield is gross interest revenue earned on loans divided by average loans.

(5)   Net interest revenue includes certain fees that are recorded as interest revenue.

(6)   Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015	2015	2015	2016

Net Interest Revenue	$4,188	$4,101	$4,173	$4,340	$4,217	$4,242	$4,394	$4,476	$4,283	$4,265	$4,403	$4,455	$4,398
Non-Interest Revenue	999	1,029	641	605	639	616	678	691	726	585	439	364	434
Total Revenues, Net of Interest Expense	5,187	5,130	4,814	4,945	4,856	4,858	5,072	5,167	5,009	4,850	4,842	4,819	4,832
Total Operating Expenses	2,551	2,510	2,475	2,536	2,484	2,396	2,461	2,555	2,339	2,316	2,316	2,402	2,502
Net Credit Losses	1,257	1,189	1,084	1,108	1,102	1,073	1,018	1,013	961	999	877	914	933
Credit Reserve Build / (Release)	(371)	(351)	(228)	(88)	(270)	(398)	(340)	(233)	(100)	(109)	(60)	(70)	79
Provision for Unfunded Lending Commitments	—	—	3	2	2	—	—	(12)	1	—	—	7	—
Provision for Benefits and Claims	14	12	18	16	6	11	12	11	10	10	11	8	9
Provisions for Loan Losses and for Benefits and Claims	900	850	877	1,038	840	686	690	779	872	900	828	859	1,021
Income from Continuing Operations before Taxes	1,736	1,770	1,462	1,371	1,532	1,776	1,921	1,833	1,798	1,634	1,698	1,558	1,309
Income Taxes	650	678	554	491	496	682	716	676	676	578	649	597	475
Income from Continuing Operations	1,086	1,092	908	880	1,036	1,094	1,205	1,157	1,122	1,056	1,049	961	834
Noncontrolling Interests	1	—	1	—	—	—	1	—	1	—	1	1	—
Net Income	$1,085	$1,092	$907	$880	$1,036	$1,094	$1,204	$1,157	$1,121	$1,056	$1,048	$960	$834
Average Assets (in billions)	$202	$201	$203	$210	$210	$210	$213	$213	$209	$206	$208	$210	$211
Return on Average Assets	2.18%	2.18%	1.77%	1.66%	2.00%	2.09%	2.24%	2.16%	2.18%	2.06%	2.00%	1.81%	1.59%
Efficiency Ratio	49%	49%	51%	51%	51%	49%	49%	49%	47%	48%	48%	50%	52%

Net Credit Losses as a % of Average Loans	3.41%	3.28%	2.88%	2.82%	2.86%	2.79%	2.58%	2.54%	2.50%	2.58%	2.21%	2.26%	2.32%

Revenue by Business
Retail Banking	$1,648	$1,667	$1,197	$1,155	$1,210	$1,248	$1,308	$1,435	$1,372	$1,342	$1,307	$1,296	$1,292
Citi-Branded Cards	2,028	1,980	2,089	2,123	2,021	2,029	2,118	2,122	2,002	1,927	1,922	1,930	1,860
Citi Retail Services	1,511	1,483	1,528	1,667	1,625	1,581	1,646	1,610	1,635	1,581	1,613	1,593	1,680
Total	$5,187	$5,130	$4,814	$4,945	$4,856	$4,858	$5,072	$5,167	$5,009	$4,850	$4,842	$4,819	$4,832

Net Credit Losses by Business
Retail Banking	$57	$43	$39	$49	$34	$38	$35	$36	$36	$39	$33	$42	$25
Citi-Branded Cards	692	665	610	588	587	570	526	514	492	503	443	454	455
Citi Retail Services	508	481	435	471	481	465	457	463	433	457	401	418	453
Total	$1,257	$1,189	$1,084	$1,108	$1,102	$1,073	$1,018	$1,013	$961	$999	$877	$914	$933

Income from Continuing Operations by Business (2)
Retail Banking	$225	$266	$(23)	$(4)	$36	$110	$129	$160	$184	$183	$137	$112	$90
Citi-Branded Cards	431	439	548	527	564	555	636	636	535	495	517	510	353
Citi Retail Services	430	387	383	357	436	429	440	361	403	378	395	339	391
Total	$1,086	$1,092	$908	$880	$1,036	$1,094	$1,205	$1,157	$1,122	$1,056	$1,049	$961	$834

								Full	Full	Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2016	2016	2016	2017	2017	2017	2017(1)	2013	2014	2015	2016	2017

Net Interest Revenue	$4,330	$4,696	$4,707	$4,617	$4,632	$4,825	$4,805	$16,802	$17,329	$17,406	$18,131	$18,879
Non-Interest Revenue	380	465	354	328	314	372	377	3,274	2,624	2,114	1,633	1,391
Total Revenues, Net of Interest Expense	4,710	5,161	5,061	4,945	4,946	5,197	5,182	20,076	19,953	19,520	19,764	20,270
Total Operating Expenses	2,428	2,597	2,540	2,597	2,598	2,482	2,568	10,072	9,896	9,373	10,067	10,245
Net Credit Losses	954	927	1,105	1,190	1,181	1,239	1,186	4,638	4,206	3,751	3,919	4,796
Credit Reserve Build / (Release)	49	408	117	152	101	463	153	(1,038)	(1,241)	(339)	653	869
Provision for Unfunded Lending Commitments	7	—	(1)	7	2	(3)	(2)	5	(10)	8	6	4
Provision for Benefits and Claims	8	8	9	6	8	9	10	60	40	39	34	33
Provisions for Loan Losses and for Benefits and Claims	1,018	1,343	1,230	1,355	1,292	1,708	1,347	3,665	2,995	3,459	4,612	5,702
Income from Continuing Operations before Taxes	1,264	1,221	1,291	993	1,056	1,007	1,267	6,339	7,062	6,688	5,085	4,323
Income Taxes	449	441	481	379	399	365	1,190	2,373	2,570	2,500	1,846	2,333
Income from Continuing Operations	815	780	810	614	657	642	77	3,966	4,492	4,188	3,239	1,990
Noncontrolling Interests	(1)	—	(1)	—	—	—	(1)	2	1	3	(2)	(1)
Net Income	$816	$780	$811	$614	$657	$642	$78	$3,964	$4,491	$4,185	$3,241	$1,991
Average Assets (in billions)	$220	$239	$244	$245	$244	$250	$254	$204	$212	$208	$229	$248
Return on Average Assets	1.49%	1.30%	1.32%	1.02%	1.08%	1.02%	0.12%	1.94%	2.12%	2.01%	1.42%	0.80%
Efficiency Ratio	52%	50%	50%	53%	53%	48%	50%	50%	50%	48%	51%	51%

Net Credit Losses as a % of Average Loans	2.34%	2.07%	2.42%	2.63%	2.58%	2.63%	2.48%	3.09%	2.69%	2.39%	2.29%	2.58%

Revenue by Business
Retail Banking	$1,314	$1,356	$1,265	$1,257	$1,293	$1,366	$1,349	$5,667	$5,201	$5,317	$5,227	$5,265
Citi-Branded Cards	1,886	2,191	2,213	2,096	2,079	2,178	2,225	8,220	8,290	7,781	8,150	8,578
Citi Retail Services	1,510	1,614	1,583	1,592	1,574	1,653	1,608	6,189	6,462	6,422	6,387	6,427
Total	$4,710	$5,161	$5,061	$4,945	$4,946	$5,197	$5,182	$20,076	$19,953	$19,520	$19,764	$20,270

Net Credit Losses by Business
Retail Banking	$45	$52	$83	$37	$39	$88	$30	$188	$143	$150	$205	$194
Citi-Branded Cards	467	448	539	633	611	611	592	2,555	2,197	1,892	1,909	2,447
Citi Retail Services	442	427	483	520	531	540	564	1,895	1,866	1,709	1,805	2,155
Total	$954	$927	$1,105	$1,190	$1,181	$1,239	$1,186	$4,638	$4,206	$3,751	$3,919	$4,796

Income from Continuing Operations by Business (2)
Retail Banking	$172	$187	$85	$72	$130	$169	$41	$464	$435	$616	$534	$412
Citi-Branded Cards	320	322	446	246	302	342	119	1,945	2,391	2,057	1,441	1,009
Citi Retail Services	323	271	279	296	225	131	(83)	1,557	1,666	1,515	1,264	569
Total	$815	$780	$810	$614	$657	$642	$77	$3,966	$4,492	$4,188	$3,239	$1,990

(1)    See footnote 1 on page 1.

(2)    The $750 million increase in Income Taxes related to Tax Reform is included in Retail Banking ($105 million), Citi-Branded Cards ($320 million) and Citi Retail Services ($325 million), respectively.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015	2015	2015	2016

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	981	983	983	983	962	912	895	849	788	779	779	780	729
Accounts (in millions)	12.4	12.1	12.2	12.2	12.3	12.1	12.1	11.8	11.5	11.3	11.2	11.0	10.9
Average Deposits	$172.2	$173.8	$175.2	$177.4	$179.3	$179.9	$179.3	$179.4	$180.4	$179.9	$181.4	$181.2	$180.6
Investment Sales	$5.8	$5.8	$4.9	$5.2	$5.7	$5.6	$5.5	$6.0	$6.3	$5.9	$4.9	$4.6	$4.8
Investment AUMs	$43.1	$42.6	$44.1	$46.2	$47.1	$48.9	$48.9	$49.4	$50.6	$50.6	$47.9	$48.9	$49.4

Average Loans	$43.3	$41.1	$43.0	$44.0	$45.0	$45.7	$47.3	$48.6	$47.8	$49.3	$50.3	$51.8	$52.9

EOP Loans:
Mortgages	$33.9	$32.2	$33.6	$34.3	$35.1	$36.4	$37.6	$36.7	$37.8	$38.9	$40.6	$41.9	$42.9
Commercial Banking	8.2	8.4	8.5	8.7	8.7	8.5	8.6	8.6	8.5	8.5	8.4	8.3	8.6
Personal and Other	1.1	1.2	1.2	1.3	1.4	1.5	1.6	1.8	1.8	1.8	2.0	2.0	2.0
Total EOP Loans	$43.2	$41.8	$43.3	$44.3	$45.2	$46.4	$47.8	$47.1	$48.1	$49.2	$51.0	$52.2	$53.5

Mortgage Originations (1)	$18.0	$17.2	$14.5	$8.3	$5.2	$6.2	$7.1	$6.7	$7.0	$8.8	$7.5	$6.2	$5.5

Third Party Mortgage Servicing Portfolio (EOP)	$175.8	$177.9	$180.3	$180.6	$178.8	$175.9	$173.0	$171.9	$168.2	$165.0	$162.6	$159.5	$155.9

Net Servicing & Gain/(Loss) on Sale (in millions)	$561.6	$588.5	$167.0	$142.9	$127.7	$133.9	$132.4	$255.6	$168.7	$179.4	$107.2	$110.6	$97.6

Saleable Mortgage Rate Locks	$14.3	$13.0	$7.1	$4.5	$3.6	$4.2	$4.4	$3.8	$4.4	$5.0	$3.9	$3.2	$3.0

Net Interest Revenue on Loans (in millions)	$281	$284	$250	$242	$244	$263	$273	$288	$264	$282	$279	$286	$284
As a % of Avg. Loans	2.63%	2.77%	2.31%	2.18%	2.20%	2.31%	2.29%	2.35%	2.24%	2.29%	2.20%	2.19%	2.16%

Net Credit Losses (in millions)	$57	$43	$39	$49	$34	$38	$35	$36	$36	$39	$33	$42	$25
As a % of Avg. Loans	0.53%	0.42%	0.36%	0.44%	0.31%	0.33%	0.29%	0.29%	0.31%	0.32%	0.26%	0.32%	0.19%

Loans 90+ Days Past Due (in millions) (2)	$282	$285	$277	$257	$243	$227	$229	$225	$123	$150	$138	$165	$152
As a % of EOP Loans	0.68%	0.70%	0.66%	0.60%	0.55%	0.50%	0.49%	0.49%	0.26%	0.31%	0.28%	0.32%	0.29%
Loans 30-89 Days Past Due (in millions) (2)	$226	$217	$209	$205	$177	$203	$213	$212	$203	$176	$198	$221	$198
As a % of EOP Loans	0.54%	0.54%	0.50%	0.48%	0.40%	0.45%	0.46%	0.46%	0.43%	0.36%	0.40%	0.43%	0.38%

	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2016	2016	2016	2017	2017	2017	2017

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	729	727	723	705	695	695	694
Accounts (in millions)	10.8	10.6	10.5	9.6	9.5	9.4	9.2
Average Deposits	$182.1	$183.9	$186.0	$184.6	$185.1	$184.1	$182.7
Investment Sales	$5.5	$5.2	$5.3	$6.2	$6.5	$6.7	$7.0
Investment AUMs	$51.4	$53.1	$52.8	$55.1	$56.7	$58.6	$60.3

Average Loans	$54.4	$55.0	$55.0	$55.4	$55.6	$55.7	$56.0

EOP Loans:
Mortgages	$43.9	$44.0	$44.2	$44.3	$44.3	$44.2	$44.3
Commercial Banking	8.8	8.8	9.0	9.2	9.2	9.4	9.5
Personal and Other	2.1	2.0	2.1	2.0	2.1	2.1	2.2
Total EOP Loans	$54.8	$54.8	$55.3	$55.5	$55.6	$55.7	$56.0

Mortgage Originations (1)	$6.4	$6.5	$5.6	$3.8	$3.1	$3.2	$3.0

Third Party Mortgage Servicing Portfolio (EOP)	$151.8	$147.6	$143.2	$48.5	$49.1	$49.1	$47.3

Net Servicing & Gain/(Loss) on Sale (in millions)	$90.9	$141.9	$102.8	$63.1	$50.0	$47.3	$69.1

Saleable Mortgage Rate Locks	$4.0	$3.9	$2.6	$1.9	$1.5	$1.7	$1.3

Net Interest Revenue on Loans (in millions)	$276	$281	$264	$251	$248	$253	$235
As a % of Avg. Loans	2.04%	2.03%	1.91%	1.84%	1.79%	1.80%	1.66%

Net Credit Losses (in millions)	$45	$52	$83	$37	$39	$88	$30
As a % of Avg. Loans	0.33%	0.38%	0.60%	0.27%	0.28%	0.63%	0.21%

Loans 90+ Days Past Due (in millions) (2)	$180	$256	$181	$182	$155	$167	$199
As a % of EOP Loans	0.33%	0.47%	0.33%	0.33%	0.28%	0.30%	0.36%
Loans 30-89 Days Past Due (in millions) (2)	$192	$198	$214	$189	$191	$270	$306
As a % of EOP Loans	0.36%	0.37%	0.39%	0.35%	0.35%	0.49%	0.55%

(1)         Originations of residential first mortgages.

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) were $327 million and ($0.7 billion), $313 million and ($0.8 billion), $295 million and ($0.8 billion), $289 million and ($0.7 billion), and $298 million and ($0.7 billion) as of December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $70 million and ($0.7 billion), $84 million and ($0.8 billion), $84 million and ($0.8 billion), $79 million and ($0.7 billion), and $88 million and ($0.7 billion) as of December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017, respectively.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015	2015	2015	2016

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	23.4	23.6	23.8	23.9	24.0	24.1	23.5	23.6	23.7	23.2	23.3	23.5	23.8
Purchase Sales (in billions)	$38.2	$41.9	$41.7	$43.4	$39.6	$43.9	$43.3	$45.1	$40.9	$46.1	$46.6	$49.0	$45.9

Average Loans (in billions) (1)	$69.7	$68.4	$68.4	$68.2	$67.5	$66.4	$66.1	$65.7	$64.1	$63.2	$63.9	$64.6	$64.7

EOP Loans (in billions) (1)	$69.2	$69.3	$68.8	$70.5	$66.8	$67.3	$66.5	$67.5	$63.5	$64.5	$64.8	$67.2	$64.9

Average Yield (2)	10.23%	10.11%	10.22%	10.33%	10.39%	10.31%	10.38%	10.35%	10.48%	10.39%	10.28%	10.31%	10.38%
Total Net Interest Revenue (3)	$1,649	$1,645	$1,690	$1,708	$1,649	$1,635	$1,681	$1,679	$1,600	$1,576	$1,610	$1,626	$1,592
As a % of Avg. Loans (3)	9.59%	9.65%	9.80%	9.94%	9.91%	9.88%	10.09%	10.14%	10.12%	10.00%	10.00%	9.99%	9.90%
Net Credit Losses	$692	$665	$610	$588	$587	$570	$526	$514	$492	$503	$443	$454	$455
As a % of Average Loans	4.03%	3.90%	3.54%	3.42%	3.53%	3.44%	3.16%	3.10%	3.11%	3.19%	2.75%	2.79%	2.83%
Net Credit Margin (4)	$1,331	$1,312	$1,472	$1,529	$1,429	$1,454	$1,588	$1,605	$1,506	$1,420	$1,475	$1,474	$1,401
As a % of Avg. Loans (4)	7.74%	7.69%	8.54%	8.89%	8.59%	8.78%	9.53%	9.69%	9.53%	9.01%	9.16%	9.05%	8.71%
Loans 90+ Days Past Due	$732	$663	$628	$681	$648	$583	$559	$593	$569	$495	$491	$538	$530
As a % of EOP Loans	1.06%	0.96%	0.91%	0.97%	0.97%	0.87%	0.84%	0.88%	0.90%	0.77%	0.76%	0.80%	0.82%
Loans 30-89 Days Past Due	$679	$588	$650	$661	$599	$540	$566	$568	$497	$462	$504	$523	$492
As a % of EOP Loans	0.98%	0.85%	0.94%	0.94%	0.90%	0.80%	0.85%	0.84%	0.78%	0.72%	0.78%	0.78%	0.76%

Citi-Branded Cards — Ex Hilton (in millions of dollars, except as otherwise noted) (1) (5)
Presented in This Supplement For Periods 4Q16 - 4Q17 Only

Total Revenues, Net of Interest Expense
Purchase Sales (in billions)
Average Loans (in billions) (1)
EOP Loans (in billions) (1)

Average Yield (2)
Total Net Interest Revenue (3)
As a % of Avg. Loans (3)

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	79.4	77.7	91.2	91.6	89.7	90.3	88.6	89.5	88.7	89.5	89.5	89.9	88.1
Purchase Sales (in billions)	$15.3	$18.3	$18.1	$23.3	$16.7	$20.4	$19.7	$23.5	$16.5	$20.2	$19.8	$23.5	$16.9

Average Loans (in billions) (1)	$36.7	$35.8	$37.8	$43.6	$43.6	$42.4	$42.9	$43.9	$43.9	$42.6	$43.1	$44.1	$44.0

EOP Loans (in billions) (1)	$35.4	$36.0	$43.0	$46.3	$42.3	$43.1	$43.0	$46.5	$42.4	$43.2	$43.1	$46.1	$42.5

Average Yield (2)	18.28%	17.89%	17.33%	16.34%	16.63%	16.89%	16.89%	16.80%	16.96%	17.00%	16.94%	16.49%	16.92%
Total Net Interest Revenue (3)	$1,652	$1,587	$1,682	$1,860	$1,819	$1,810	$1,884	$1,923	$1,883	$1,842	$1,922	$1,937	$1,891
As a % of Avg. Loans (3)	18.26%	17.78%	17.65%	16.93%	16.92%	17.12%	17.42%	17.38%	17.40%	17.34%	17.69%	17.43%	17.29%
Net Credit Losses	$508	$481	$435	$471	$481	$465	$457	$463	$433	$457	$401	$418	$453
As a % of Average Loans	5.61%	5.39%	4.57%	4.29%	4.47%	4.40%	4.23%	4.18%	4.00%	4.30%	3.69%	3.76%	4.14%
Net Credit Margin (4)	$994	$993	$1,082	$1,185	$1,141	$1,111	$1,181	$1,139	$1,196	$1,119	$1,206	$1,168	$1,222
As a % of Avg. Loans (4)	10.98%	11.13%	11.36%	10.78%	10.61%	10.51%	10.92%	10.29%	11.05%	10.54%	11.10%	10.51%	11.17%
Loans 90+ Days Past Due	$651	$556	$650	$771	$689	$606	$630	$678	$629	$567	$621	$705	$665
As a % of EOP Loans	1.84%	1.54%	1.51%	1.67%	1.63%	1.41%	1.47%	1.46%	1.48%	1.31%	1.44%	1.53%	1.56%
Loans 30-89 Days Past Due	$685	$615	$798	$830	$725	$683	$729	$748	$673	$652	$758	$773	$688
As a % of EOP Loans	1.94%	1.71%	1.86%	1.79%	1.71%	1.58%	1.70%	1.61%	1.59%	1.51%	1.76%	1.68%	1.62%

	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2016	2016	2016	2017	2017	2017	2017

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	31.8	32.5	32.9	33.2	33.6	33.9	34.2
Purchase Sales (in billions)	$53.1	$73.1	$78.5	$72.5	$80.5	$80.4	$86.3

Average Loans (in billions) (1)	$66.7	$79.2	$82.1	$82.6	$83.3	$85.4	$86.8

EOP Loans (in billions) (1)	$77.5	$81.3	$86.0	$82.2	$85.6	$86.3	$90.5

Average Yield (2)	10.04%	9.90%	9.60%	9.60%	9.61%	9.70%	9.63%
Total Net Interest Revenue (3)	$1,591	$1,863	$1,867	$1,785	$1,788	$1,849	$1,854
As a % of Avg. Loans (3)	9.59%	9.36%	9.05%	8.76%	8.61%	8.59%	8.47%
Net Credit Losses	$467	$448	$539	$633	$611	$611	$592
As a % of Average Loans	2.82%	2.25%	2.61%	3.11%	2.94%	2.84%	2.71%
Net Credit Margin (4)	$1,415	$1,740	$1,670	$1,461	$1,466	$1,564	$1,610
As a % of Avg. Loans (4)	8.53%	8.74%	8.09%	7.17%	7.06%	7.27%	7.36%
Loans 90+ Days Past Due	$510	$607	$748	$698	$659	$668	$768
As a % of EOP Loans	0.66%	0.75%	0.87%	0.85%	0.77%	0.77%	0.85%
Loans 30-89 Days Past Due	$550	$710	$688	$632	$619	$705	$698
As a % of EOP Loans	0.71%	0.87%	0.80%	0.77%	0.72%	0.82%	0.77%

Citi-Branded Cards — Ex Hilton (in millions of dollars, except as otherwise noted) (1) (5)
Presented in This Supplement For Periods 4Q16 - 4Q17 Only

Total Revenues, Net of Interest Expense			$2,175	$2,057	$2,043	$2,139	$2,186
Purchase Sales (in billions)			$76.9	$71.0	$78.9	$78.9	$84.8
Average Loans (in billions) (1)			$80.9	$81.4	$82.1	$84.2	$86.4
EOP Loans (in billions) (1)			$84.7	$81.0	$84.4	$85.1	$90.5

Average Yield (2)			9.59%	9.59%	9.60%	9.69%	9.62%
Total Net Interest Revenue (3)			1,839	1,758	1,761	1,821	1,845
As a % of Avg. Loans (3)			9.04%	8.76%	8.60%	8.58%	8.47%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	88.9	88.3	87.7	86.8	86.5	86.0	86.4
Purchase Sales (in billions)	$20.1	$19.7	$23.2	$16.9	$20.6	$20.0	$23.6

Average Loans (in billions) (1)	$42.7	$43.6	$44.9	$45.3	$44.5	$45.6	$46.9

EOP Loans (in billions) (1)	$43.3	$43.9	$47.3	$44.2	$45.2	$45.9	$49.2

Average Yield (2)	17.01%	17.06%	16.92%	17.14%	17.38%	17.51%	17.06%
Total Net Interest Revenue (3)	$1,834	$1,923	$1,947	$1,908	$1,897	$1,986	$1,954
As a % of Avg. Loans (3)	17.27%	17.55%	17.25%	17.08%	17.10%	17.28%	16.53%
Net Credit Losses	$442	$427	$483	$520	$531	$540	$564
As a % of Average Loans	4.16%	3.90%	4.28%	4.66%	4.79%	4.70%	4.77%
Net Credit Margin (4)	$1,063	$1,182	$1,096	$1,067	$1,037	$1,108	$1,038
As a % of Avg. Loans (4)	10.01%	10.79%	9.71%	9.55%	9.35%	9.64%	8.78%
Loans 90+ Days Past Due	$619	$664	$761	$735	$693	$772	$845
As a % of EOP Loans	1.43%	1.51%	1.61%	1.66%	1.53%	1.68%	1.72%
Loans 30-89 Days Past Due	$669	$750	$777	$730	$730	$836	$830
As a % of EOP Loans	1.55%	1.71%	1.64%	1.65%	1.62%	1.82%	1.69%

(1)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)         Average yield is calculated as gross interest revenue earned on loans divided by average loans.

(3)         Net interest revenue includes certain fees that are recorded as interest revenue.

(4)         Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

(5)         As previously announced, the Hilton Honors co-brand credit card partnership with Citi was scheduled to terminate as of year-end 2017. On October 23, 2017, Citi signed an agreement to sell the Hilton credit card portfolio ($1.2 billion in outstanding loan balances in Citi-branded cards) to American Express. In connection with the sale agreement, the existing partnership was extended through the closing date. The sale closed in the first quarter of 2018 with a pretax gain of approximately $150 million, which approximates one year of revenues from the portfolio; as these loans are intended for sale, they were reclassified as held-for-sale and recorded in Other assets as of November 1, 2017.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING LATIN AMERICA (1) - PAGE 1 (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015	2015	2015	2016

Net Interest Revenue	$1,110	$1,141	$1,160	$1,187	$1,128	$1,170	$1,224	$1,180	$1,028	$1,023	$1,012	$1,006	$900
Non-Interest Revenue	481	481	438	510	443	464	472	463	400	405	529	353	341
Total Revenues, Net of Interest Expense	1,591	1,622	1,598	1,697	1,571	1,634	1,696	1,643	1,428	1,428	1,541	1,359	1,241
Total Operating Expenses	817	872	861	878	865	919	907	911	801	850	799	830	729
Net Credit Losses	289	299	295	319	346	366	380	423	356	316	301	307	278
Credit Reserve Build / (Release)	19	86	161	54	45	106	9	(32)	(8)	19	19	3	17
Provision for Unfunded Lending Commitments	—	—	(1)	—	—	1	(1)	—	(3)	—	1	—	1
Provision for Benefits and Claims	39	22	21	24	34	15	26	29	18	12	17	22	19
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	347	407	476	397	425	488	414	420	363	347	338	332	315
Income from Continuing Operations before Taxes	427	343	261	422	281	227	375	312	264	231	404	197	197
Income Taxes	107	72	49	106	59	20	90	68	57	50	106	55	51
Income from Continuing Operations	320	271	212	316	222	207	285	244	207	181	298	142	146
Noncontrolling Interests	1	—	1	1	2	2	2	—	—	2	1	—	1
Net Income	$319	$271	$211	$315	$220	$205	$283	$244	$207	$179	$297	$142	$145
Average Assets (in billions of dollars)	$67	$64	$63	$64	$63	$63	$62	$60	$56	$54	$50	$51	$48
Return on Average Assets	1.93%	1.70%	1.33%	1.95%	1.42%	1.31%	1.81%	1.61%	1.50%	1.33%	2.36%	1.10%	1.21%
Efficiency Ratio	51%	54%	54%	52%	55%	56%	53%	55%	56%	60%	52%	61%	59%

Net Credit Losses as a % of Average Loans	3.99%	4.00%	3.95%	4.15%	4.66%	4.77%	4.98%	5.75%	5.31%	4.71%	4.70%	4.78%	4.58%

Revenue by Business
Retail Banking	$1,107	$1,111	$1,080	$1,144	$1,063	$1,094	$1,125	$1,081	$968	$971	$1,096	$932	$868
Citi-Branded Cards	484	511	518	553	508	540	571	562	460	457	445	427	373
Total	$1,591	$1,622	$1,598	$1,697	$1,571	$1,634	$1,696	$1,643	$1,428	$1,428	$1,541	$1,359	$1,241

Net Credit Losses by Business
Retail Banking	$137	$144	$140	$151	$155	$160	$164	$220	$150	$142	$138	$159	$134
Citi-Branded Cards	152	155	155	168	191	206	216	203	206	174	163	148	144
Total	$289	$299	$295	$319	$346	$366	$380	$423	$356	$316	$301	$307	$278

Income from Continuing Operations by Business
Retail Banking	$226	$166	$113	$204	$148	$161	$173	$130	$134	$112	$220	$55	$89
Citi-Branded Cards	94	105	99	112	74	46	112	114	73	69	78	87	57
Total	$320	$271	$212	$316	$222	$207	$285	$244	$207	$181	$298	$142	$146

FX Translation Impact:
Total Revenue - as Reported	$1,591	$1,622	$1,598	$1,697	$1,571	$1,634	$1,696	$1,643	$1,428	$1,428	$1,541	$1,359	$1,241
Impact of FX Translation (2)	(533)	(534)	(496)	(527)	(478)	(517)	(506)	(432)	(298)	(318)	(203)	(169)	(85)
Total Revenues - Ex-FX (2)	$1,058	$1,088	$1,102	$1,170	$1,093	$1,117	$1,190	$1,211	$1,130	$1,110	$1,338	$1,190	$1,156

Total Operating Expenses - as Reported	$817	$872	$861	$878	$865	$919	$907	$911	$801	$850	$799	$830	$729
Impact of FX Translation (2)	(242)	(263)	(211)	(239)	(238)	(259)	(247)	(217)	(125)	(123)	(84)	(78)	(36)
Total Operating Expenses - Ex-FX (2)	$575	$609	$650	$639	$627	$660	$660	$694	$676	$727	$715	$752	$693

Provisions for LLR & PBC - as Reported	$347	$407	$476	$397	$425	$488	$414	$420	$363	$347	$338	$332	$315
Impact of FX Translation (2)	(118)	(137)	(150)	(127)	(131)	(157)	(128)	(112)	(77)	(66)	(46)	(41)	(21)
Provisions for LLR & PBC - Ex-FX (2)	$229	$270	$326	$270	$294	$331	$286	$308	$286	$281	$292	$291	$294

Net Income - as Reported	$319	$271	$211	$315	$220	$205	$283	$244	$207	$179	$297	$142	$145
Impact of FX Translation (2)	(124)	(98)	(99)	(112)	(80)	(81)	(93)	(77)	(76)	(95)	(56)	(39)	(18)
Net Income - Ex-FX (2)	$195	$173	$112	$203	$140	$124	$190	$167	$131	$84	$241	$103	$127

								Full	Full	Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2016	2016	2016	2017	2017	2017	2017	2013	2014	2015	2016	2017

Net Interest Revenue	$904	$918	$884	$848	$967	$1,038	$991	$4,598	$4,702	$4,069	$3,606	$3,844
Non-Interest Revenue	343	339	342	319	341	350	368	1,910	1,842	1,687	1,365	1,378
Total Revenues, Net of Interest Expense	1,247	1,257	1,226	1,167	1,308	1,388	1,359	6,508	6,544	5,756	4,971	5,222
Total Operating Expenses	736	719	701	667	745	779	768	3,428	3,602	3,280	2,885	2,959
Net Credit Losses	260	254	248	253	277	295	292	1,202	1,515	1,280	1,040	1,117
Credit Reserve Build / (Release)	(2)	32	36	12	50	44	19	320	128	33	83	125
Provision for Unfunded Lending Commitments	1	—	(1)	—	(1)	(1)	1	(1)	—	(2)	1	(1)
Provision for Benefits and Claims	12	18	23	23	15	19	26	106	104	69	72	83
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	271	304	306	288	341	357	338	1,627	1,747	1,380	1,196	1,324
Income from Continuing Operations before Taxes	240	234	219	212	222	252	253	1,453	1,195	1,096	890	939
Income Taxes	67	74	65	77	81	83	88	334	237	268	257	329
Income from Continuing Operations	173	160	154	135	141	169	165	1,119	958	828	633	610
Noncontrolling Interests	1	2	1	1	2	1	1	3	6	3	5	5
Net Income	$172	$158	$153	$134	$139	$168	$164	$1,116	$952	$825	$628	$605
Average Assets (in billions of dollars)	$48	$48	$45	$42	$45	$47	$44	$65	$62	$53	$47	$45
Return on Average Assets	1.44%	1.31%	1.35%	1.29%	1.24%	1.42%	1.48%	1.72%	1.54%	1.56%	1.34%	1.34%
Efficiency Ratio	59%	57%	57%	57%	57%	56%	57%	53%	55%	57%	58%	57%

Net Credit Losses as a % of Average Loans	4.30%	4.18%	4.20%	4.44%	4.36%	4.37%	4.51%	4.02%	5.02%	4.87%	4.32%	4.42%

Revenue by Business
Retail Banking	$863	$892	$870	$850	$939	$992	$971	$4,442	$4,363	$3,967	$3,493	$3,752
Citi-Branded Cards	384	365	356	317	369	396	388	2,066	2,181	1,789	1,478	1,470
Total	$1,247	$1,257	$1,226	$1,167	$1,308	$1,388	$1,359	$6,508	$6,544	$5,756	$4,971	$5,222

Net Credit Losses by Business
Retail Banking	$137	$132	$138	$137	$151	$143	$153	$572	$699	$589	$541	$584
Citi-Branded Cards	123	122	110	116	126	152	139	630	816	691	499	533
Total	$260	$254	$248	$253	$277	$295	$292	$1,202	$1,515	$1,280	$1,040	$1,117

Income from Continuing Operations by Business
Retail Banking	$96	$83	$84	$90	$91	$129	$116	$709	$612	$521	$352	$426
Citi-Branded Cards	77	77	70	45	50	40	49	410	346	307	281	184
Total	$173	$160	$154	$135	$141	$169	$165	$1,119	$958	$828	$633	$610

FX Translation Impact:
Total Revenue - as Reported	$1,247	$1,257	$1,226	$1,167	$1,308	$1,388	$1,359	$6,508	$6,544	$5,756	$4,971	$5,222
Impact of FX Translation (2)	(74)	(9)	50	39	(39)	(86)	—	(2,022)	(1,865)	(912)	(46)	—
Total Revenues - Ex-FX (2)	$1,173	$1,248	$1,276	$1,206	$1,269	$1,302	$1,359	$4,486	$4,679	$4,844	$4,925	$5,222

Total Operating Expenses - as Reported	$736	$719	$701	$667	$745	$779	$768	$3,428	$3,602	$3,280	$2,885	$2,959
Impact of FX Translation (2)	(35)	(4)	25	19	(18)	(40)	—	(923)	(928)	(381)	(20)	—
Total Operating Expenses - Ex-FX (2)	$701	$715	$726	$686	$727	$739	$768	$2,505	$2,674	$2,899	$2,865	$2,959

Provisions for LLR & PBC - as Reported	$271	$304	$306	$288	$341	$357	$338	$1,627	$1,747	$1,380	$1,196	$1,324
Impact of FX Translation (2)	(16)	(2)	14	10	(10)	(22)	—	(517)	(508)	(211)	(10)	—
Provisions for LLR & PBC - Ex-FX (2)	$255	$302	$320	$298	$331	$335	$338	$1,110	$1,239	$1,169	$1,186	$1,324

Net Income - as Reported	$172	$158	$153	$134	$139	$168	$164	$1,116	$952	$825	$628	$605
Impact of FX Translation (2)	(18)	(2)	8	6	(6)	(14)	—	(419)	(319)	(244)	(9)	—
Net Income - Ex-FX (2)	$154	$156	$161	$140	$133	$154	$164	$697	$633	$581	$619	$605

(1)    Latin America GCB consists of Cit’s consumer banking operations in Mexico.

(2)    Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the fourth quarter of 2017 and full year 2017 average exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015	2015	2015	2016

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,687	1,686	1,678	1,686	1,618	1,626	1,634	1,542	1,498	1,497	1,495	1,492	1,493
Accounts (in millions)	26.3	26.7	26.5	26.8	26.4	26.9	26.4	26.2	25.4	25.7	25.8	26.0	26.3
Average Deposits	$29.4	$28.7	$28.5	$30.4	$29.1	$30.0	$30.0	$29.4	$28.0	$27.3	$25.7	$25.9	$26.1
Investment Sales	$7.8	$8.5	$8.1	$7.6	$9.2	$10.2	$12.0	$9.0	$8.5	$6.9	$6.8	$6.9	$5.7
Investment AUMs	$41.8	$38.5	$38.5	$41.2	$41.9	$44.1	$43.6	$39.7	$38.3	$37.8	$35.9	$34.4	$34.3
Average Loans	$22.6	$23.0	$22.6	$23.1	$22.9	$23.4	$23.0	$22.1	$20.8	$20.8	$19.8	$20.0	$19.2
EOP Loans:
Mortgages	$5.6	$5.5	$5.2	$5.5	$5.6	$5.6	$5.3	$4.7	$4.7	$4.5	$4.1	$3.9	$4.6
Commercial Banking	10.1	9.8	9.4	10.3	9.7	9.9	9.5	8.7	8.5	8.8	8.3	8.8	8.7
Personal and Other	7.7	7.5	7.6	7.7	7.8	8.0	8.0	7.6	7.6	7.5	7.1	7.0	6.5
Total EOP Loans	$23.4	$22.8	$22.2	$23.5	$23.1	$23.5	$22.8	$21.0	$20.8	$20.8	$19.5	$19.7	$19.8

Total Net Interest Revenue (in millions) (1)	$728	$719	$723	$730	$697	$713	$736	$711	$641	$639	$619	$626	$590
As a % of Average Loans (1)	13.06%	12.54%	12.69%	12.54%	12.34%	12.22%	12.70%	12.76%	12.50%	12.32%	12.40%	12.42%	12.36%
Net Credit Losses (in millions)	$137	$144	$140	$151	$155	$160	$164	$220	$150	$142	$138	$159	$134
As a % of Average Loans	2.46%	2.51%	2.46%	2.59%	2.75%	2.74%	2.83%	3.95%	2.92%	2.74%	2.77%	3.15%	2.81%
Loans 90+ Days Past Due (in millions)	$235	$226	$262	$394	$452	$467	$427	$325	$238	$232	$212	$185	$172
As a % of EOP Loans	1.00%	0.99%	1.18%	1.68%	1.96%	1.99%	1.87%	1.55%	1.14%	1.12%	1.09%	0.94%	0.87%
Loans 30-89 Days Past Due (in millions)	$303	$250	$338	$294	$258	$266	$239	$235	$229	$217	$239	$184	$256
As a % of EOP Loans	1.29%	1.10%	1.52%	1.25%	1.12%	1.13%	1.05%	1.12%	1.10%	1.04%	1.23%	0.93%	1.29%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	6.1	6.2	6.3	6.2	6.2	6.1	6.1	5.9	5.9	5.9	5.7	5.6	5.6
Purchase Sales (in billions)	$4.5	$4.9	$5.0	$5.5	$4.5	$4.9	$4.9	$5.0	$4.1	$4.2	$4.0	$4.4	$3.7
Average Loans (in billions) (2)	$6.8	$7.0	$7.0	$7.4	$7.2	$7.4	$7.3	$7.1	$6.4	$6.1	$5.6	$5.5	$5.2
EOP Loans (in billions) (2)	$7.1	$7.0	$7.1	$7.4	$7.2	$7.4	$7.3	$6.7	$6.1	$5.9	$5.4	$5.4	$5.3
Average Yield (3)	23.65%	23.73%	24.33%	23.83%	23.61%	23.74%	24.52%	24.34%	23.05%	23.33%	25.63%	25.74%	23.14%

Total Net Interest Revenue (in millions) (4)	$382	$422	$437	$457	$431	$457	$488	$469	$387	$384	$393	$380	$310
As a % of Average Loans (4)	22.78%	24.18%	24.77%	24.50%	24.28%	24.77%	26.52%	26.21%	24.52%	25.25%	27.84%	27.41%	23.98%
Net Credit Losses (in millions)	$152	$155	$155	$168	$191	$206	$216	$203	$206	$174	$163	$148	$144
As a % of Average Loans	9.07%	8.88%	8.78%	9.01%	10.76%	11.17%	11.74%	11.34%	13.05%	11.44%	11.55%	10.68%	11.14%
Net Credit Margin (in millions) (5)	$332	$356	$363	$385	$317	$334	$355	$359	$254	$283	$282	$279	$229
As a % of Average Loans (5)	19.80%	20.40%	20.57%	20.64%	17.86%	18.10%	19.29%	20.06%	16.10%	18.61%	19.98%	20.13%	17.71%
Loans 90+ Days Past Due (in millions)	$191	$194	$200	$223	$232	$245	$244	$242	$203	$200	$169	$173	$149
As a % of EOP Loans	2.69%	2.77%	2.82%	3.01%	3.22%	3.31%	3.34%	3.61%	3.33%	3.39%	3.13%	3.20%	2.81%
Loans 30-89 Days Past Due (in millions)	$188	$194	$211	$237	$252	$270	$276	$220	$204	$183	$181	$157	$152
As a % of EOP Loans	2.65%	2.77%	2.97%	3.20%	3.50%	3.65%	3.78%	3.28%	3.34%	3.10%	3.35%	2.91%	2.87%

	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2016	2016	2016	2017	2017	2017	2017

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,491	1,494	1,494	1,499	1,496	1,497	1,479
Accounts (in millions)	26.6	27.7	27.6	27.9	28.0	27.6	27.7
Average Deposits	$25.9	$25.7	$25.2	$25.3	$27.8	$28.8	$27.8
Investment Sales	$6.1	$5.9	$5.9	$5.5	$5.7	$6.8	$6.0
Investment AUMs	$32.4	$31.0	$28.9	$32.5	$34.1	$34.8	$32.1
Average Loans	$19.2	$19.1	$18.5	$18.3	$20.2	$21.2	$20.3
EOP Loans:
Mortgages	$4.2	$4.1	$3.9	$4.4	$4.6	$4.6	$4.1
Commercial Banking	8.6	8.5	8.5	9.2	9.9	10.3	10.0
Personal and Other	6.3	6.1	5.6	6.1	6.5	6.1	5.8
Total EOP Loans	$19.1	$18.7	$18.0	$19.7	$21.0	$21.0	$19.9

Total Net Interest Revenue (in millions) (1)	$588	$615	$596	$587	$669	$703	$672
As a % of Average Loans (1)	12.32%	12.81%	12.82%	13.01%	13.28%	13.16%	13.13%
Net Credit Losses (in millions)	$137	$132	$138	$137	$151	$143	$153
As a % of Average Loans	2.87%	2.75%	2.97%	3.04%	3.00%	2.68%	2.99%
Loans 90+ Days Past Due (in millions)	$157	$160	$136	$141	$150	$151	$130
As a % of EOP Loans	0.82%	0.86%	0.76%	0.72%	0.71%	0.72%	0.65%
Loans 30-89 Days Past Due (in millions)	$197	$196	$185	$246	$216	$244	$195
As a % of EOP Loans	1.03%	1.05%	1.03%	1.25%	1.03%	1.16%	0.98%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	5.7	5.8	5.8	5.7	5.7	5.7	5.6
Purchase Sales (in billions)	$3.8	$3.8	$4.0	$3.6	$4.1	$4.2	$4.5
Average Loans (in billions) (2)	$5.1	$5.1	$5.0	$4.8	$5.3	$5.6	$5.4
EOP Loans (in billions) (2)	$5.0	$4.9	$4.8	$5.2	$5.5	$5.6	$5.4
Average Yield (3)	23.34%	23.25%	23.31%	23.36%	23.81%	24.01%	24.18%

Total Net Interest Revenue (in millions) (4)	$316	$303	$288	$261	$298	$335	$319
As a % of Average Loans (4)	24.92%	23.64%	22.91%	22.05%	22.55%	23.73%	23.44%
Net Credit Losses (in millions)	$123	$122	$110	$116	$126	$152	$139
As a % of Average Loans	9.70%	9.52%	8.75%	9.80%	9.54%	10.77%	10.21%
Net Credit Margin (in millions) (5)	$261	$243	$246	$201	$245	$249	$253
As a % of Average Loans (5)	20.58%	18.96%	19.57%	16.98%	18.54%	17.64%	18.59%
Loans 90+ Days Past Due (in millions)	$145	$131	$130	$137	$161	$159	$151
As a % of EOP Loans	2.90%	2.67%	2.71%	2.63%	2.93%	2.84%	2.80%
Loans 30-89 Days Past Due (in millions)	$137	$131	$125	$145	$151	$163	$153
As a % of EOP Loans	2.74%	2.67%	2.60%	2.79%	2.75%	2.91%	2.83%

(1)              Also includes net interest revenue related to the region’s average deposit balances in excess of the average loan portfolio.

(2)              Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)              Average yield is gross interest revenue earned on loans divided by average loans.

(4)              Net interest revenue includes certain fees that are recorded as interest revenue.

(5)              Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING ASIA (1) - PAGE 1 (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015	2015	2015	2016

Net Interest Revenue	$1,314	$1,287	$1,254	$1,287	$1,252	$1,294	$1,289	$1,228	$1,151	$1,171	$1,119	$1,111	$1,112
Non-Interest Revenue	706	748	679	637	723	733	751	643	676	705	593	555	555
Total Revenues, Net of Interest Expense	2,020	2,035	1,933	1,924	1,975	2,027	2,040	1,871	1,827	1,876	1,712	1,666	1,667
Total Operating Expenses	1,280	1,250	1,227	1,275	1,237	1,526	1,305	1,245	1,197	1,205	1,144	1,147	1,209
Net Credit Losses	203	172	191	196	196	212	198	189	173	189	175	184	160
Credit Reserve Build / (Release)	—	21	(20)	21	6	(12)	(20)	16	(42)	(8)	(61)	22	(11)
Provision for Unfunded Lending Commitments	14	10	12	(5)	(4)	(6)	(1)	(5)	2	(4)	—	—	—
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	217	203	183	212	198	194	177	200	133	177	114	206	149
Income from Continuing Operations before Taxes	523	582	523	437	540	307	558	426	497	494	454	313	309
Income Taxes	161	195	179	142	180	96	187	142	166	164	156	102	103
Income from Continuing Operations	362	387	344	295	360	211	371	284	331	330	298	211	206
Noncontrolling Interests	3	5	3	—	5	5	4	3	(5)	3	6	—	1
Net Income	$359	$382	$341	$295	$355	$206	$367	$281	$336	$327	$292	$211	$205
Average Assets (in billions)	$115	$112	$110	$113	$117	$120	$120	$118	$114	$119	$116	$116	$117
Return on Average Assets	1.27%	1.37%	1.23%	1.04%	1.23%	0.69%	1.21%	0.94%	1.20%	1.10%	1.00%	0.72%	0.70%
Efficiency Ratio	63%	61%	63%	66%	63%	75%	64%	67%	66%	64%	67%	69%	73%

Net Credit Losses as a % of Average Loans	0.91%	0.77%	0.86%	0.85%	0.87%	0.90%	0.83%	0.81%	0.78%	0.84%	0.80%	0.85%	0.76%

Revenue by Business
Retail Banking	$1,230	$1,223	$1,152	$1,129	$1,224	$1,237	$1,252	$1,152	$1,162	$1,190	$1,076	$1,022	$1,045
Citi-Branded Cards	790	812	781	795	751	790	788	719	665	686	636	644	622
Total	$2,020	$2,035	$1,933	$1,924	$1,975	$2,027	$2,040	$1,871	$1,827	$1,876	$1,712	$1,666	$1,667

Net Credit Losses by Business
Retail Banking	$57	$55	$70	$79	$82	$83	$77	$76	$70	$80	$75	$94	$62
Citi-Branded Cards	146	117	121	117	114	129	121	113	103	109	100	90	98
Total	$203	$172	$191	$196	$196	$212	$198	$189	$173	$189	$175	$184	$160

Income from Continuing Operations by Business
Retail Banking	$213	$194	$164	$126	$199	$58	$228	$183	$213	$214	$177	$104	$110
Citi-Branded Cards	149	193	180	169	161	153	143	101	118	116	121	107	96
Total	$362	$387	$344	$295	$360	$211	$371	$284	$331	$330	$298	$211	$206

FX Translation Impact:
Total Revenue - as Reported	$2,020	$2,035	$1,933	$1,924	$1,975	$2,027	$2,040	$1,871	$1,827	$1,876	$1,712	$1,666	$1,667
Impact of FX Translation (2)	(225)	(189)	(147)	(159)	(133)	(168)	(149)	(72)	(20)	(25)	46	52	59
Total Revenues - Ex-FX (2)	$1,795	$1,846	$1,786	$1,765	$1,842	$1,859	$1,891	$1,799	$1,807	$1,851	$1,758	$1,718	$1,726

Total Operating Expenses - as Reported	$1,280	$1,250	$1,227	$1,275	$1,237	$1,526	$1,305	$1,245	$1,197	$1,205	$1,144	$1,147	$1,209
Impact of FX Translation (2)	(136)	(110)	(92)	(107)	(98)	(132)	(110)	(58)	(13)	(24)	30	36	45
Total Operating Expenses - Ex-FX (2)	$1,144	$1,140	$1,135	$1,168	$1,139	$1,394	$1,195	$1,187	$1,184	$1,181	$1,174	$1,183	$1,254

Provisions for LLR & PBC - as Reported	$217	$203	$183	$212	$198	$194	$177	$200	$133	$177	$114	$206	$149
Impact of FX Translation (2)	(39)	(18)	(15)	(20)	(18)	(28)	(26)	(16)	(4)	(6)	4	7	4
Provisions for LLR & PBC - Ex-FX (2)	$178	$185	$168	$192	$180	$166	$151	$184	$129	$171	$118	$213	$153

Net Income - as Reported	$359	$382	$341	$295	$355	$206	$367	$281	$336	$327	$292	$211	$205
Impact of FX Translation (2)	(17)	(20)	(12)	(12)	(4)	2	(3)	(29)	(3)	3	8	6	6
Net Income - Ex-FX (2)	$342	$362	$329	$283	$351	$208	$364	$252	$333	$330	$300	$217	$211

								Full	Full	Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2016	2016	2016	2017	2017	2017	2017	2013	2014	2015	2016	2017

Net Interest Revenue	$1,126	$1,142	$1,115	$1,114	$1,161	$1,208	$1,219	$5,142	$5,063	$4,552	$4,495	$4,702
Non-Interest Revenue	617	628	594	620	658	677	689	2,770	2,850	2,529	2,394	2,644
Total Revenues, Net of Interest Expense	1,743	1,770	1,709	1,734	1,819	1,885	1,908	7,912	7,913	7,081	6,889	7,346
Total Operating Expenses	1,168	1,148	1,150	1,187	1,194	1,191	1,227	5,032	5,313	4,693	4,675	4,799
Net Credit Losses	160	168	163	160	157	170	162	762	795	721	651	649
Credit Reserve Build / (Release)	(24)	(4)	11	13	(26)	(21)	5	22	(10)	(89)	(28)	(29)
Provision for Unfunded Lending Commitments	—	(3)	(1)	(1)	(2)	(1)	(1)	31	(16)	(2)	(4)	(5)
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	136	161	173	172	129	148	166	815	769	630	619	615
Income from Continuing Operations before Taxes	439	461	386	375	496	546	515	2,065	1,831	1,758	1,595	1,932
Income Taxes	147	157	129	126	166	187	175	677	605	588	536	654
Income from Continuing Operations	292	304	257	249	330	359	340	1,388	1,226	1,170	1,059	1,278
Noncontrolling Interests	1	1	1	—	2	1	2	11	17	4	4	5
Net Income	$291	$303	$256	$249	$328	$358	$338	$1,377	$1,209	$1,166	$1,055	$1,273
Average Assets (in billions)	$118	$121	$120	$123	$125	$124	$125	$113	$119	$116	$119	$124
Return on Average Assets	0.99%	1.00%	0.85%	0.82%	1.05%	1.15%	1.07%	1.22%	1.02%	1.01%	0.89%	1.03%
Efficiency Ratio	67%	65%	67%	68%	66%	63%	64%	64%	67%	66%	68%	65%

Net Credit Losses as a % of Average Loans	0.76%	0.78%	0.79%	0.78%	0.74%	0.78%	0.73%	0.85%	0.85%	0.81%	0.77%	0.76%

Revenue by Business
Retail Banking	$1,083	$1,099	$1,043	$1,068	$1,096	$1,163	$1,138	$4,734	$4,865	$4,450	$4,270	$4,465
Citi-Branded Cards	660	671	666	666	723	722	770	3,178	3,048	2,631	2,619	2,881
Total	$1,743	$1,770	$1,709	$1,734	$1,819	$1,885	$1,908	$7,912	$7,913	$7,081	$6,889	$7,346

Net Credit Losses by Business
Retail Banking	$61	$73	$65	$62	$54	$69	$60	$261	$318	$319	$261	$245
Citi-Branded Cards	99	95	98	98	103	101	102	501	477	402	390	404
Total	$160	$168	$163	$160	$157	$170	$162	$762	$795	$721	$651	$649

Income from Continuing Operations by Business
Retail Banking	$198	$184	$160	$171	$198	$248	$201	$697	$668	$708	$652	$818
Citi-Branded Cards	94	120	97	78	132	111	139	691	558	462	407	460
Total	$292	$304	$257	$249	$330	$359	$340	$1,388	$1,226	$1,170	$1,059	$1,278

FX Translation Impact:
Total Revenue - as Reported	$1,743	$1,770	$1,709	$1,734	$1,819	$1,885	$1,908	$7,912	$7,913	$7,081	$6,889	$7,346
Impact of FX Translation (2)	38	26	59	38	25	8	—	(796)	(596)	(18)	113	—
Total Revenues - Ex-FX (2)	$1,781	$1,796	$1,768	$1,772	$1,844	$1,893	$1,908	$7,116	$7,317	$7,063	$7,002	$7,346

Total Operating Expenses - as Reported	$1,168	$1,148	$1,150	$1,187	$1,194	$1,191	$1,227	$5,032	$5,313	$4,693	$4,675	$4,799
Impact of FX Translation (2)	27	19	45	30	18	9	—	(503)	(461)	(27)	77	—
Total Operating Expenses - Ex-FX (2)	$1,195	$1,167	$1,195	$1,217	$1,212	$1,200	$1,227	$4,529	$4,852	$4,666	$4,752	$4,799

Provisions for LLR & PBC - as Reported	$136	$161	$173	$172	$129	$148	$166	$815	$769	$630	$619	$615
Impact of FX Translation (2)	2	1	7	4	2	—	—	(101)	(98)	(3)	9	—
Provisions for LLR & PBC - Ex-FX (2)	$138	$162	$180	$176	$131	$148	$166	$714	$671	$627	$628	$615

Net Income - as Reported	$291	$303	$256	$249	$328	$358	$338	$1,377	$1,209	$1,166	$1,055	$1,273
Impact of FX Translation (2)	6	4	5	3	4	—	—	(64)	(28)	7	17	—
Net Income - Ex-FX (2)	$297	$307	$261	$252	$332	$358	$338	$1,313	$1,181	$1,173	$1,072	$1,273

(1)              Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)              Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the fourth quarter of 2017 and full year 2017 average exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

GLOBAL CONSUMER BANKING ASIA (1) - PAGE 2

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015	2015	2015	2016

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	658	655	622	590	570	509	499	497	500	498	490	482	448
Accounts (in millions)	18.3	18.3	18.2	17.9	17.8	17.8	17.6	17.4	17.4	17.4	17.6	17.4	17.2
Average Deposits	$93.0	$89.3	$85.8	$88.0	$88.1	$91.1	$90.9	$88.0	$88.2	$89.3	$86.4	$86.7	$87.2
Investment Sales	$12.3	$11.7	$8.7	$8.7	$10.7	$9.5	$10.9	$8.0	$11.0	$13.0	$8.2	$6.0	$6.1
Investment AUMs	$52.7	$50.5	$53.7	$54.2	$56.1	$58.7	$58.1	$58.2	$58.9	$60.1	$55.1	$57.0	$56.1
Average Loans	$69.7	$69.4	$69.7	$72.1	$72.8	$75.8	$75.9	$74.3	$72.4	$72.3	$69.7	$69.0	$67.5
EOP Loans:
Mortgages	$35.8	$35.0	$36.4	$37.1	$37.8	$38.9	$38.4	$38.0	$36.8	$36.7	$34.3	$34.4	$34.7
Commercial Banking	16.1	16.6	16.8	16.7	17.4	18.0	17.5	16.4	16.0	16.1	15.3	14.8	14.8
Personal and Other	17.9	17.5	17.6	18.5	19.1	19.7	19.4	18.9	19.0	19.6	19.0	19.2	19.2
Total EOP Loans	$69.8	$69.1	$70.8	$72.3	$74.3	$76.6	$75.3	$73.3	$71.8	$72.4	$68.6	$68.4	$68.7

Total Net Interest Revenue (in millions) (2)	$754	$738	$722	$742	$727	$756	$755	$725	$678	$690	$667	$655	$668
As a % of Average Loans (2)	4.39%	4.27%	4.11%	4.08%	4.05%	4.00%	3.95%	3.87%	3.80%	3.83%	3.80%	3.77%	3.98%
Net Credit Losses (in millions)	$57	$55	$70	$79	$82	$83	$77	$76	$70	$80	$75	$94	$62
As a % of Average Loans	0.33%	0.32%	0.40%	0.43%	0.46%	0.44%	0.40%	0.41%	0.39%	0.44%	0.43%	0.54%	0.37%
Loans 90+ Days Past Due (in millions)	$225	$199	$206	$189	$195	$210	$212	$186	$179	$185	$179	$173	$174
As a % of EOP Loans	0.32%	0.29%	0.29%	0.26%	0.26%	0.27%	0.28%	0.25%	0.25%	0.26%	0.26%	0.25%	0.25%
Loans 30-89 Days Past Due (in millions)	$474	$439	$394	$394	$404	$414	$388	$347	$359	$353	$327	$334	$339
As a % of EOP Loans	0.68%	0.64%	0.56%	0.54%	0.54%	0.54%	0.52%	0.47%	0.50%	0.49%	0.48%	0.49%	0.49%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	17.8	18.1	17.4	17.4	17.2	17.1	17.2	17.3	17.3	17.3	17.1	16.9	16.6
Purchase Sales (in billions)	$19.5	$19.9	$19.0	$20.4	$18.8	$20.0	$20.2	$20.4	$18.6	$19.2	$18.2	$19.3	$18.1
Average Loans (in billions) (3)	$20.4	$19.7	$18.5	$19.0	$18.9	$19.2	$19.2	$18.6	$18.0	$18.0	$17.1	$17.3	$17.4
EOP Loans (in billions) (3)	$20.0	$19.5	$18.8	$19.3	$18.8	$19.6	$18.9	$18.6	$17.8	$18.1	$17.0	$17.6	$17.6
Average Yield (4)	13.91%	13.67%	13.48%	13.39%	13.34%	13.15%	13.06%	12.79%	12.62%	12.51%	12.42%	12.39%	12.51%

Total Net Interest Revenue (in millions) (5)	$560	$549	$532	$545	$525	$538	$534	$503	$473	$481	$452	$456	$444
As a % of Average Loans (6)	11.13%	11.18%	11.41%	11.38%	11.27%	11.24%	11.03%	10.73%	10.66%	10.72%	10.49%	10.46%	10.26%
Net Credit Losses (in millions)	$146	$117	$121	$117	$114	$129	$121	$113	$103	$109	$100	$90	$98
As a % of Average Loans	2.90%	2.38%	2.59%	2.44%	2.45%	2.69%	2.50%	2.41%	2.32%	2.43%	2.32%	2.06%	2.27%
Net Credit Margin (in millions) (6)	$644	$695	$660	$678	$637	$661	$667	$606	$562	$577	$536	$554	$524
As a % of Average Loans (6)	12.80%	14.15%	14.15%	14.16%	13.67%	13.81%	13.78%	12.93%	12.66%	12.86%	12.44%	12.70%	12.11%
Loans 90+ Days Past Due	$256	$236	$205	$203	$215	$223	$207	$195	$191	$191	$171	$180	$180
As a % of EOP Loans	1.28%	1.21%	1.09%	1.05%	1.14%	1.14%	1.10%	1.05%	1.07%	1.06%	1.01%	1.02%	1.02%
Loans 30-89 Days Past Due	$358	$319	$284	$295	$290	$301	$278	$256	$249	$247	$220	$226	$235
As a % of EOP Loans	1.79%	1.64%	1.51%	1.53%	1.54%	1.54%	1.47%	1.38%	1.40%	1.36%	1.29%	1.28%	1.34%

	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2016	2016	2016	2017	2017	2017	2017

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	430	427	401	397	379	282	278
Accounts (in millions)	17.0	16.8	16.5	16.4	16.3	16.2	16.0
Average Deposits	$89.4	$91.6	$89.9	$92.7	$94.3	$95.2	$96.0
Investment Sales	$7.5	$8.6	$7.3	$9.2	$9.6	$11.8	$10.7
Investment AUMs	$56.1	$56.8	$55.8	$59.1	$62.0	$64.8	$68.5
Average Loans	$67.5	$67.9	$64.6	$65.1	$66.5	$67.4	$68.8
EOP Loans:
Mortgages	$33.5	$33.3	$31.3	$32.5	$32.5	$32.6	$33.3
Commercial Banking	15.2	15.8	14.5	15.5	15.7	15.8	16.8
Personal and Other	18.8	19.0	17.2	18.2	18.6	19.1	19.9
Total EOP Loans	$67.5	$68.1	$63.0	$66.2	$66.8	$67.5	$70.0

Total Net Interest Revenue (in millions) (2)	$668	$670	$644	$641	$669	$690	$695
As a % of Average Loans (2)	3.98%	3.93%	3.97%	3.99%	4.04%	4.06%	4.01%
Net Credit Losses (in millions)	$61	$73	$65	$62	$54	$69	$60
As a % of Average Loans	0.36%	0.43%	0.40%	0.39%	0.33%	0.41%	0.35%
Loans 90+ Days Past Due (in millions)	$178	$163	$157	$165	$172	$171	$186
As a % of EOP Loans	0.26%	0.24%	0.25%	0.25%	0.26%	0.25%	0.27%
Loans 30-89 Days Past Due (in millions)	$346	$328	$327	$342	$340	$291	$321
As a % of EOP Loans	0.51%	0.48%	0.52%	0.52%	0.51%	0.43%	0.46%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	16.6	16.4	16.3	16.7	16.7	16.6	16.4
Purchase Sales (in billions)	$18.7	$18.7	$19.4	$19.2	$20.1	$20.3	$21.9
Average Loans (in billions) (3)	$17.4	$17.6	$17.3	$18.1	$18.4	$18.8	$19.1
EOP Loans (in billions) (3)	$17.6	$17.7	$17.5	$18.3	$18.8	$18.8	$19.8
Average Yield (4)	12.70%	12.82%	12.92%	12.87%	12.84%	12.71%	12.67%

Total Net Interest Revenue (in millions) (5)	$458	$472	$471	$473	$492	$518	$524
As a % of Average Loans (6)	10.59%	10.67%	10.83%	10.60%	10.73%	10.93%	10.88%
Net Credit Losses (in millions)	$99	$95	$98	$98	$103	$101	$102
As a % of Average Loans	2.29%	2.15%	2.25%	2.20%	2.25%	2.13%	2.12%
Net Credit Margin (in millions) (6)	$561	$576	$568	$568	$620	$621	$668
As a % of Average Loans (6)	12.97%	13.02%	13.06%	12.73%	13.52%	13.11%	13.88%
Loans 90+ Days Past Due	$176	$185	$180	$183	$193	$191	$199
As a % of EOP Loans	1.00%	1.05%	1.03%	1.00%	1.03%	1.02%	1.01%
Loans 30-89 Days Past Due	$227	$240	$224	$232	$251	$254	$259
As a % of EOP Loans	1.29%	1.36%	1.28%	1.27%	1.34%	1.35%	1.31%

(1)         Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

(2)         Also includes net interest revenue related to the region’s average deposit balances in excess of the average loan portfolio.

(3)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)         Average yield is gross interest revenue earned on loans divided by average loans.

(5)         Net interest revenue includes certain fees that are recorded as interest revenue.

(6)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q
	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015	2015	2015	2016	2016	2016

Commissions and Fees	$1,109	$1,080	$1,045	$996	$1,089	$1,069	$1,091	$1,049	$1,087	$1,085	$1,046	$1,004	$1,033	$992	$977
Administration and Other Fiduciary Fees	641	649	596	604	598	624	601	594	572	617	557	543	604	641	601
Investment Banking	1,127	1,022	886	993	1,000	1,318	1,095	1,055	1,182	1,172	859	1,068	785	1,082	971
Principal Transactions	2,509	2,484	897	740	2,653	1,628	1,446	385	2,247	1,844	1,263	672	1,633	1,971	2,134
Other(2)(3)	445	488	178	(79)	210	137	264	187	257	196	902	55	(6)	49	(123)
Total Non-Interest Revenue	5,831	5,723	3,602	3,254	5,550	4,776	4,497	3,270	5,345	4,914	4,627	3,342	4,049	4,735	4,560
Net Interest Revenue (including Dividends)	3,901	4,009	3,871	3,959	3,877	3,886	4,082	4,123	3,793	4,033	4,013	3,940	4,010	4,141	4,089
Total Revenues, Net of Interest Expense	9,732	9,732	7,473	7,213	9,427	8,662	8,579	7,393	9,138	8,947	8,640	7,282	8,059	8,876	8,649
Total Operating Expenses	5,117	5,049	4,930	5,300	5,048	4,960	5,115	5,075	4,830	5,026	4,878	5,031	5,036	4,950	4,877
Net Credit Losses	41	56	69	28	132	9	16	118	(1)	82	37	96	211	141	45
Credit Reserve Build / (Release)	20	(66)	(18)	(97)	(86)	(96)	(23)	103	119	(123)	193	465	108	(26)	(93)
Provision for Unfunded Lending Commitments	4	(20)	93	(24)	(20)	(23)	(25)	(58)	(32)	(46)	83	89	71	(33)	(42)
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	65	(30)	144	(93)	26	(110)	(32)	163	86	(87)	313	650	390	82	(90)
Income from Continuing Operations before Taxes	4,550	4,713	2,399	2,006	4,353	3,812	3,496	2,155	4,222	4,008	3,449	1,601	2,633	3,844	3,862
Income Taxes	1,490	1,552	630	526	1,347	1,215	1,114	451	1,317	1,263	1,132	458	764	1,229	1,202
Income from Continuing Operations	3,060	3,161	1,769	1,480	3,006	2,597	2,382	1,704	2,905	2,745	2,317	1,143	1,869	2,615	2,660
Noncontrolling Interests	50	23	18	18	26	19	45	31	35	15	(6)	7	10	17	19
Net Income	$3,010	$3,138	$1,751	$1,462	$2,980	$2,578	$2,337	$1,673	$2,870	$2,730	$2,323	$1,136	$1,859	$2,598	$2,641
EOP Assets (in billions)	$1,243	$1,271	$1,281	$1,268	$1,291	$1,298	$1,289	$1,263	$1,277	$1,272	$1,264	$1,218	$1,293	$1,303	$1,303
Average Assets (in billions)	$1,246	$1,280	$1,253	$1,272	$1,288	$1,296	$1,284	$1,304	$1,280	$1,285	$1,265	$1,258	$1,272	$1,300	$1,310
Return on Average Assets (ROA)	0.98%	0.98%	0.55%	0.46%	0.94%	0.80%	0.72%	0.51%	0.91%	0.85%	0.73%	0.36%	0.59%	0.80%	0.80%
ROA (Excluding CVA/DVA) (4)(5)	1.04%	0.89%	0.62%	0.49%	0.94%	0.80%	0.78%	0.51%	0.92%	0.79%	0.68%	0.40%	0.59%	0.80%	0.80%
Efficiency Ratio	53%	52%	66%	73%	54%	57%	60%	69%	53%	56%	56%	69%	62%	56%	56%

Revenue by Region
North America	$3,758	$3,199	$2,589	$2,399	$3,792	$3,388	$3,436	$2,599	$3,311	$3,375	$3,342	$2,762	$3,039	$3,461	$3,253
EMEA	2,962	2,843	2,388	2,110	2,784	2,485	2,567	2,109	3,034	2,418	2,227	2,112	2,201	2,614	2,547
Latin America	1,290	1,263	1,169	1,209	1,180	1,187	1,057	989	1,017	1,019	1,065	970	994	1,065	1,044
Asia	2,032	1,965	1,659	1,660	1,678	1,634	1,835	1,684	1,845	1,832	1,785	1,624	1,825	1,736	1,805
Total	$10,042	$9,270	$7,805	$7,378	$9,434	$8,694	$8,895	$7,381	$9,207	$8,644	$8,419	$7,468	$8,059	$8,876	$8,649
CVA/DVA for Periods Prior to 1Q16 {excluded as applicable in lines above} (4)(5)	(310)	462	(332)	(165)	(7)	(32)	(316)	12	(69)	303	221	(186)	—	—	—
Total Revenues, net of Interest Expense	$9,732	$9,732	$7,473	$7,213	$9,427	$8,662	$8,579	$7,393	$9,138	$8,947	$8,640	$7,282	$8,059	$8,876	$8,649

Income (loss) from Continuing Operations by Region
North America	$1,301	$854	$577	$471	$1,365	$1,144	$956	$654	$929	$939	$889	$467	$551	$1,010	$1,072
EMEA	775	876	516	422	762	564	659	241	996	577	370	194	369	690	644
Latin America	483	529	461	209	402	461	330	288	381	409	380	176	330	392	389
Asia	693	618	421	478	481	448	631	514	643	630	535	423	619	523	555
Total	$3,252	$2,877	$1,975	$1,580	$3,010	$2,617	$2,576	$1,697	$2,949	$2,555	$2,174	$1,260	$1,869	$2,615	$2,660

CVA/DVA (after-tax) for Periods Prior to 1Q16 {excluded as applicable in lines above}	(192)	284	(206)	(100)	(4)	(20)	(194)	7	(44)	190	143	(117)	—	—	—
Income from Continuing Operations	$3,060	$3,161	$1,769	$1,480	$3,006	$2,597	$2,382	$1,704	$2,905	$2,745	$2,317	$1,143	$1,869	$2,615	$2,660

Average Loans by Region (in billions)
North America	$91	$97	$100	$105	$108	$111	$111	$115	$123	$126	$134	$136	$139	$143	$145
EMEA	56	58	58	59	60	61	62	61	60	64	63	62	63	67	68
Latin America	38	38	38	39	40	41	41	39	37	38	37	37	36	35	36
Asia	60	64	67	68	68	70	69	66	59	60	59	58	57	59	58
Total	$245	$257	$263	$271	$276	$283	$283	$281	$279	$288	$293	$293	$295	$304	$307

EOP Deposits by Region (in billions)
North America	$148	$151	$166	$177	$179	$176	$177	$196	$251	$262	$261	$267	$270	$275	$276
EMEA	173	174	182	186	185	186	179	164	152	160	160	154	166	162	170
Latin America	57	58	64	61	67	66	63	55	35	32	30	27	28	25	26
Asia	141	144	148	145	139	145	145	142	135	136	145	141	145	147	147
Total	$519	$527	$560	$569	$570	$573	$564	$557	$573	$590	$596	$589	$609	$609	$619

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$334	$343	$370	$379	$381	$384	$382	$379	$388	$399	$400	$394	$417	$407	$417
All Other ICG Businesses	185	184	190	190	189	189	182	178	185	191	196	195	192	202	202
Total	$519	$527	$560	$569	$570	$573	$564	$557	$573	$590	$596	$589	$609	$609	$619

						Full	Full	Full	Full	Full
	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2016	2017	2017	2017	2017(1)	2013	2014	2015	2016	2017

Commissions and Fees	$996	$1,024	$1,106	$1,100	$1,088	$4,230	$4,298	$4,222	$3,998	$4,318
Administration and Other Fiduciary Fees	602	635	674	688	671	2,490	2,417	2,289	2,448	2,668
Investment Banking	1,030	1,110	1,243	1,163	1,145	4,028	4,468	4,281	3,868	4,661
Principal Transactions	1,832	2,731	2,151	1,827	1,303	6,630	6,112	6,026	7,570	8,012
Other(2)(3)	(63)	1	246	704	228	1,032	798	1,410	(143)	1,179
Total Non-Interest Revenue	4,397	5,501	5,420	5,482	4,435	18,410	18,093	18,228	17,741	20,838
Net Interest Revenue (including Dividends)	3,959	3,818	4,001	3,948	3,869	15,740	15,968	15,779	16,199	15,636
Total Revenues, Net of Interest Expense	8,356	9,319	9,421	9,430	8,304	34,150	34,061	34,007	33,940	36,474
Total Operating Expenses	4,806	5,138	5,227	5,138	4,912	20,396	20,198	19,765	19,669	20,415
Net Credit Losses	119	25	71	44	225	194	275	214	516	365
Credit Reserve Build / (Release)	(53)	(176)	(15)	(38)	8	(161)	(102)	654	(64)	(221)
Provision for Unfunded Lending Commitments	38	(54)	31	(170)	34	53	(126)	94	34	(159)
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	104	(205)	87	(164)	267	86	47	962	486	(15)
Income from Continuing Operations before Taxes	3,446	4,386	4,107	4,456	3,125	13,668	13,816	13,280	13,785	16,074
Income Taxes	1,065	1,375	1,327	1,394	2,912	4,198	4,127	4,170	4,260	7,008
Income from Continuing Operations	2,381	3,011	2,780	3,062	213	9,470	9,689	9,110	9,525	9,066
Noncontrolling Interests	12	15	18	14	10	109	121	51	58	57
Net Income	$2,369	$2,996	$2,762	$3,048	$203	$9,361	$9,568	$9,059	$9,467	$9,009
EOP Assets (in billions)	$1,277	$1,314	$1,353	$1,370	$1,336	$1,268	$1,263	$1,218	$1,277	$1,336
Average Assets (in billions)	$1,310	$1,318	$1,360	$1,369	$1,385	$1,263	$1,293	$1,272	$1,298	$1,358
Return on Average Assets (ROA)	0.72%	0.92%	0.81%	0.88%	0.06%	0.74%	0.74%	0.71%	0.73%	0.66%
ROA (Excluding CVA/DVA) (4)(5)	0.72%	0.92%	0.81%	0.88%	0.06%	0.76%	0.76%	0.70%	0.73%	0.66%
Efficiency Ratio	58%	55%	55%	54%	59%	60%	59%	58%	58%	56%

Revenue by Region
North America	$3,014	$3,522	$3,646	$3,709	$3,046	$11,945	$13,215	$12,790	$12,767	$13,923
EMEA	2,650	2,854	2,881	2,703	2,441	10,303	9,945	9,791	10,012	10,879
Latin America	1,022	1,169	1,086	1,099	1,031	4,931	4,413	4,071	4,125	4,385
Asia	1,670	1,774	1,808	1,919	1,786	7,316	6,831	7,086	7,036	7,287
Total	$8,356	$9,319	$9,421	$9,430	$8,304	$34,495	$34,404	$33,738	$33,940	$36,474
CVA/DVA for Periods Prior to 1Q16 {excluded as applicable in lines above} (4)(5)	—	—	—	—	—	(345)	(343)	269	—	—
Total Revenues, net of Interest Expense	$8,356	$9,319	$9,421	$9,430	$8,304	$34,150	$34,061	$34,007	$33,940	$36,474

Income (loss) from Continuing Operations by Region
North America	$882	$1,077	$1,088	$1,298	$(1,108)	$3,203	$4,119	$3,224	$3,515	$2,355
EMEA	642	862	786	753	431	2,589	2,226	2,137	2,345	2,832
Latin America	343	482	341	388	333	1,682	1,481	1,346	1,454	1,544
Asia	514	590	565	623	557	2,210	2,074	2,231	2,211	2,335
Total	$2,381	$3,011	$2,780	$3,062	$213	$9,684	$9,900	$8,938	$9,525	$9,066
CVA/DVA (after-tax) for Periods Prior to 1Q16 {excluded as applicable in lines above}	—	—	—	—	—	(214)	(211)	172	—	—
Income from Continuing Operations	$2,381	$3,011	$2,780	$3,062	$213	$9,470	$9,689	$9,110	$9,525	$9,066

Average Loans by Region (in billions)
North America	$149	$146	$150	$152	$157	$98	$112	$130	$145	$151
EMEA	66	65	67	71	73	58	61	62	66	69
Latin America	34	34	35	34	33	38	40	37	35	34
Asia	55	57	61	64	65	65	68	59	57	62
Total	$304	$302	$313	$321	$328	$259	$281	$288	$303	$316

EOP Deposits by Region (in billions)
North America	$282	$287	$280	$290	$296
EMEA	164	161	170	172	174
Latin America	26	28	27	26	25
Asia	140	144	147	152	145
Total	$612	$620	$624	$640	$640

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$412	$417	$421	$428	$432
All Other ICG Businesses	200	203	203	212	208
Total	$612	$620	$624	$640	$640

(1)               See footnote 1 on page 1.

(2)               Third quarter of 2017 includes the $580 million gain on the sale of a fixed income analytics business.

(3)               The full year of 2016 includes a charge of approximately $180 million, primarily reflecting the write-down of Citi’s net investment in Venezuela as a result of changes in the exchange rate during the 2016 first quarter.

(4)               For all periods prior to the first quarter of 2016, ROA excluding CVA/DVA is defined as annualized net income (less CVA/DVA), divided by average assets.  See above for after-tax CVA/DVA for each period presented.

(5)               See footnote 2 on page 4.

Reclassified to conform to the current period’s presentation.

INSTITUTIONAL CLIENTS GROUP REVENUES BY BUSINESS (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015	2015	2015	2016

Revenue Details:
Investment Banking:
Advisory	$200	$211	$164	$259	$176	$192	$319	$266	$299	$261	$242	$306	$230
Equity Underwriting	264	323	213	327	319	424	320	270	245	314	183	219	126
Debt Underwriting	747	664	610	601	607	789	663	581	702	765	544	641	547
Total Investment Banking	1,211	1,198	987	1,187	1,102	1,405	1,302	1,117	1,246	1,340	969	1,166	903
Treasury and Trade Solutions	1,920	2,000	1,942	1,935	1,952	2,012	1,965	1,965	1,848	1,912	1,890	1,945	1,933
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	373	442	417	433	456	495	484	471	485	482	442	438	453
Private Bank	635	652	622	606	676	664	671	675	682	675	640	612	689
Total Banking Revenues (Ex-Gain/(Loss) on Loan Hedges) (1)	$4,139	$4,292	$3,968	$4,161	$4,186	$4,576	$4,422	$4,228	$4,261	$4,409	$3,941	$4,161	$3,978

Corporate Lending - Gain/(Loss) on Loan Hedges (1)	(23)	23	(147)	(139)	(17)	(44)	91	86	52	(66)	352	(14)	(66)
Total Banking Revenues including G(L) on Loan Hedges (1)	$4,116	$4,315	$3,821	$4,022	$4,169	$4,532	$4,513	$4,314	$4,313	$4,343	$4,293	$4,147	$3,912

Fixed Income Markets	$4,773	$3,540	$2,893	$2,487	$3,957	$3,165	$3,105	$2,110	$3,531	$3,072	$2,597	$2,248	$3,098
Equity Markets	827	928	718	537	924	651	788	505	890	674	1,026	626	726
Securities Services	495	532	481	471	484	521	544	516	542	570	512	515	568
Other (2)(3)	(169)	(45)	(108)	(139)	(100)	(175)	(55)	(64)	(69)	(15)	(9)	(68)	(245)
Total Markets and Securities Services	$5,926	$4,955	$3,984	$3,356	$5,265	$4,162	$4,382	$3,067	$4,894	$4,301	$4,126	$3,321	$4,147

Total ICG (Ex-CVA/DVA) (4)	$10,042	$9,270	$7,805	$7,378	$9,434	$8,694	$8,895	$7,381	$9,207	$8,644	$8,419	$7,468	$8,059

CVA/DVA for Periods Prior to 1Q16 {excluded as applicable in lines above} (4)	(310)	462	(332)	(165)	(7)	(32)	(316)	12	(69)	303	221	(186)	—

Total Revenues, net of Interest Expense	$9,732	$9,732	$7,473	$7,213	$9,427	$8,662	$8,579	$7,393	$9,138	$8,947	$8,640	$7,282	$8,059

Taxable-equivalent adjustments (5)	$202	$222	$238	$185	$169	$169	$170	$171	$164	$161	$162	$173	$166

Total ICG Revenues including taxable-equivalent adjustments (5)	$10,244	$9,492	$8,043	$7,563	$9,603	$8,863	$9,065	$7,552	$9,371	$8,805	$8,581	$7,641	$8,225

Commissions and Fees	$174	$128	$128	$113	$124	$127	$100	$118	$133	$110	$119	$122	$130
Principal Transactions (6)	2,674	1,703	1,151	981	2,442	1,726	1,585	536	2,040	1,551	1,093	804	1,378
Other	465	300	247	28	60	88	120	145	162	111	42	15	217
Total Non-Interest Revenue	$3,313	$2,131	$1,526	$1,122	$2,626	$1,941	$1,805	$799	$2,335	$1,772	$1,254	$941	$1,725
Net Interest Revenue	1,460	1,409	1,367	1,365	1,331	1,224	1,300	1,311	1,196	1,300	1,343	1,307	1,373
Total Fixed Income Markets	$4,773	$3,540	$2,893	$2,487	$3,957	$3,165	$3,105	$2,110	$3,531	$3,072	$2,597	$2,248	$3,098

Rates and Currencies	$2,691	$2,506	$1,910	$1,854	$1,973	$1,791	$1,979	$1,645	$2,171	$1,990	$1,786	$1,750	$2,257
Spread Products / Other Fixed Income	2,082	1,034	983	633	1,984	1,374	1,126	465	1,360	1,082	811	498	841
Total Fixed Income Markets	$4,773	$3,540	$2,893	$2,487	$3,957	$3,165	$3,105	$2,110	$3,531	$3,072	$2,597	$2,248	$3,098

Commissions and Fees	$432	$414	$391	$359	$413	$364	$358	$355	$378	$344	$337	$307	$366
Principal Transactions (6)	150	190	83	(95)	201	2	58	(174)	191	78	116	(30)	71
Other	5	(3)	(12)	(12)	53	(8)	3	(11)	16	(184)	189	35	2
Total Non-Interest Revenue	$587	$601	$462	$252	$667	$358	$419	$170	$585	$238	$642	$312	$439
Net Interest Revenue	240	327	256	285	257	293	369	335	305	436	384	314	287
Total Equity Markets	$827	$928	$718	$537	$924	$651	$788	$505	$890	$674	$1,026	$626	$726

								Full	Full	Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2016	2016	2016	2017	2017	2017	2017	2013	2014	2015	2016	2017

Revenue Details:
Investment Banking:
Advisory	$241	$242	$300	$249	$318	$240	$316	$834	$953	$1,108	$1,013	$1,123
Equity Underwriting	181	153	203	250	309	311	251	1,127	1,333	961	663	1,121
Debt Underwriting	833	726	670	763	908	729	726	2,622	2,640	2,652	2,776	3,126
Total Investment Banking	1,255	1,121	1,173	1,262	1,535	1,280	1,293	4,583	4,926	4,721	4,452	5,370
Treasury and Trade Solutions	2,030	2,018	2,041	2,108	2,106	2,185	2,236	7,797	7,894	7,595	8,022	8,635
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	387	443	451	438	481	506	513	1,665	1,906	1,847	1,734	1,938
Private Bank	678	685	676	749	793	790	776	2,515	2,686	2,609	2,728	3,108
Total Banking Revenues (Ex-Gain/(Loss) on Loan Hedges) (1)	$4,350	$4,267	$4,341	$4,557	$4,915	$4,761	$4,818	$16,560	$17,412	$16,772	$16,936	$19,051

Corporate Lending - Gain/(Loss) on Loan Hedges (1)	(203)	(218)	(107)	(115)	9	(48)	21	(286)	116	324	(594)	(133)
Total Banking Revenues including G(L) on Loan Hedges (1)	$4,147	$4,049	$4,234	$4,442	$4,924	$4,713	$4,839	$16,274	$17,528	$17,096	$16,342	$18,918

Fixed Income Markets	$3,487	$3,478	$3,000	$3,678	$3,274	$2,936	$2,463	$13,693	$12,337	$11,448	$13,063	$12,351
Equity Markets	808	685	714	802	725	785	567	3,010	2,868	3,216	2,933	2,879
Securities Services	536	541	536	552	594	608	612	1,979	2,065	2,139	2,181	2,366
Other (2)(3)	(102)	(104)	(128)	(155)	(96)	388	(177)	(461)	(394)	(161)	(579)	(40)
Total Markets and Securities Services	$4,729	$4,600	$4,122	$4,877	$4,497	$4,717	$3,465	$18,221	$16,876	$16,642	$17,598	$17,556

Total ICG (Ex-CVA/DVA) (4)	$8,876	$8,649	$8,356	$9,319	$9,421	$9,430	$8,304	$34,495	$34,404	$33,738	$33,940	$36,474

CVA/DVA for Periods Prior to 1Q16 {excluded as applicable in lines above} (4)	—	—	—	—	—	—	—	(345)	(343)	269	—	—

Total Revenues, net of Interest Expense	$8,876	$8,649	$8,356	$9,319	$9,421	$9,430	$8,304	$34,150	$34,061	$34,007	$33,940	$36,474

Taxable-equivalent adjustments (5)	$144	$162	$169	$189	$177	$176	$174	$847	$679	$660	$641	$716

Total ICG Revenues including taxable-equivalent adjustments (5)	$9,020	$8,811	$8,525	$9,508	$9,598	$9,606	$8,478	$35,342	$35,083	$34,398	$34,581	$37,190

Commissions and Fees	$119	$119	$130	$142	$158	$171	$170	$543	$469	$484	$498	$641
Principal Transactions (6)	1,799	1,872	1,631	2,360	1,935	1,592	1,108	6,509	6,289	5,488	6,680	6,995
Other	214	173	(9)	151	183	130	132	1,040	413	330	595	596
Total Non-Interest Revenue	$2,132	$2,164	$1,752	$2,653	$2,276	$1,893	$1,410	$8,092	$7,171	$6,302	$7,773	$8,232
Net Interest Revenue	1,355	1,314	1,248	1,025	998	1,043	1,053	5,601	5,166	5,146	5,290	4,119
Total Fixed Income Markets	$3,487	$3,478	$3,000	$3,678	$3,274	$2,936	$2,463	$13,693	$12,337	$11,448	$13,063	$12,351

Rates and Currencies	$2,486	$2,397	$2,241	$2,530	$2,254	$2,189	$1,912	$8,961	$7,388	$7,697	$9,381	$8,885
Spread Products / Other Fixed Income	1,001	1,081	759	1,148	1,020	747	551	4,732	4,949	3,751	3,682	3,466
Total Fixed Income Markets	$3,487	$3,478	$3,000	$3,678	$3,274	$2,936	$2,463	$13,693	$12,337	$11,448	$13,063	$12,351

Commissions and Fees	$329	$313	$330	$326	$323	$309	$313	$1,596	$1,490	$1,366	$1,338	$1,271
Principal Transactions (6)	(26)	66	107	189	(1)	211	79	328	87	355	218	478
Other	127	4	6	9	(6)	(5)	9	(22)	37	56	139	7
Total Non-Interest Revenue	$430	$383	$443	$524	$316	$515	$401	$1,902	$1,614	$1,777	$1,695	$1,756
Net Interest Revenue	378	302	271	278	409	270	166	1,108	1,254	1,439	1,238	1,123
Total Equity Markets	$808	$685	$714	$802	$725	$785	$567	$3,010	$2,868	$3,216	$2,933	$2,879

(1)         Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain/(loss) on loan hedges includes the mark-to-market on the credit derivatives partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.

(2)         Third quarter of 2017 includes the $580 million gain on the sale of a fixed income analytics business.

(3)         The full year of 2016 includes a charge of approximately $180 million, primarily reflecting the write-down of Citi’s net investment in Venezuela as a result of changes in the exchange rate during the 2016 first quarter.

(4)         See footnote 2 on page 4.

(5)         Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

(6)         Excludes principal transactions revenues of ICG businesses other than Markets, primarily treasury and trade solutions and the private bank.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q
	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015	2015	2015	2016	2016

Net Interest Revenue	$1,225	$1,251	$1,161	$1,309	$1,390	$1,466	$1,317	$1,210	$1,430	$1,433	$1,347	$1,077	$905	$833
Non-interest revenue	763	1,020	1,167	994	1,209	1,031	1,227	855	1,143	1,178	826	2,479	1,070	377
Total Revenues, Net of Interest Expense	1,988	2,271	2,328	2,303	2,599	2,497	2,544	2,065	2,573	2,611	2,173	3,556	1,975	1,210
Total Operating Expenses	2,723	2,666	2,391	2,512	2,737	5,973	3,409	4,880	1,956	1,773	1,748	1,950	1,266	1,325
Net Credit Losses	1,088	892	791	896	663	529	485	505	468	334	273	261	142	101
Credit Reserve Build / (Release)	(332)	(471)	(673)	(526)	(341)	(210)	(148)	(221)	(171)	(184)	(172)	74	(31)	(223)
Provision for Benefits and Claims	178	166	165	155	168	156	167	166	169	159	161	134	60	29
Provision for Unfunded Lending Commitments	(4)	7	(4)	(7)	(5)	(3)	(3)	1	(5)	2	(19)	(2)	(1)	(5)
Total provisions for credit losses and for benefits and claims	930	594	279	518	485	472	501	451	461	311	243	467	170	(98)
Income from Continuing Operations before Taxes	(1,665)	(989)	(342)	(727)	(623)	(3,948)	(1,366)	(3,266)	156	527	182	1,139	539	(17)
Income Taxes (Benefits)	(733)	(272)	(310)	(81)	49	(92)	(39)	(260)	(96)	(19)	(162)	191	86	(169)
Income (Loss) from Continuing Operations	(932)	(717)	(32)	(646)	(672)	(3,856)	(1,327)	(3,006)	252	546	344	948	453	152
Income (Loss) from Discontinued Operations, net of taxes	(33)	30	92	181	37	(22)	(16)	(1)	(5)	6	(10)	(45)	(2)	(23)
Noncontrolling Interests	35	8	28	31	12	24	7	4	11	(2)	3	17	(7)	8
Net Income (Loss)	$(1,000)	$(695)	$32	$(496)	$(647)	$(3,902)	$(1,350)	$(3,011)	$236	$554	$331	$886	$458	$121
EOP Assets (in billions of dollars)	$250	$235	$230	$218	$212	$212	$199	$187	$182	$176	$169	$133	$125	$117
Average Assets (in billions of dollars)	$257	$242	$228	$229	$210	$214	$216	$205	$194	$176	$179	$149	$130	$121
Return on Average Assets	(1.58)%	(1.15)%	0.06%	(0.86)%	(1.25)%	(7.31)%	(2.48)%	(5.83)%	0.49%	1.26%	0.73%	2.36%	1.42%	0.40%
Efficiency Ratio	137%	117%	103%	109%	105%	239%	134%	236%	76%	68%	80%	55%	64%	110%

Corporate/Other Consumer Key Indicators:

Consumer - International (2)

Branches (actual)	628	525	509	487	467	430	360	349	318	301	304	293	246	223
Average Loans (in billions)	$25.8	$24.2	$20.8	$20.8	$19.7	$19.9	$18.6	$14.8	$12.9	$9.9	$8.8	$8.3	$6.7	$6.1
EOP Loans (in billions)	$24.9	$21.0	$21.2	$20.7	$20.1	$19.9	$15.4	$14.4	$10.2	$9.4	$8.7	$8.2	$6.4	$5.5
Net Interest Revenue	$681	$708	$616	$616	$551	$609	$508	$428	$448	$428	$400	$347	$279	$269
As a % of Average Loans	12.38%	11.73%	11.75%	11.75%	11.34%	12.27%	10.84%	11.47%	14.08%	16.73%	18.03%	16.59%	16.75%	17.74%
Net Credit Losses	$244	$174	$204	$195	$176	$170	$143	$116	$112	$116	$93	$122	$78	$77
As a % of Average Loans	3.84%	2.88%	3.89%	3.72%	3.62%	3.43%	3.05%	3.11%	3.52%	4.70%	4.19%	5.83%	4.68%	5.08%
Loans 90+ Days Past Due	$618	$497	$420	$394	$388	$367	$248	$225	$194	$185	$174	$157	$145	$170
As a % of EOP Loans	2.48%	2.37%	1.98%	1.90%	1.93%	1.84%	1.61%	1.56%	1.90%	1.97%	2.00%	1.91%	2.27%	3.09%
Loans 30-89 Days Past Due	$755	$590	$507	$498	$498	$462	$286	$265	$234	$213	$193	$179	$161	$138
As a % of EOP Loans	3.03%	2.81%	2.39%	2.41%	2.48%	2.32%	1.86%	1.84%	2.29%	2.27%	2.22%	2.18%	2.52%	2.51%

Consumer - North America

Branches (actual)	1,501	1,493	1,483	1,471	1,459	1,458	1,455	1,424	278	273	272	272	266	261
Average Loans (in billions of dollars)	$103.4	$97.0	$90.6	$86.8	$83.8	$80.8	$77.1	$73.9	$68.9	$55.5	$52.7	$49.4	$39.4	$37.2
EOP Loans (in billions of dollars)	$98.3	$91.7	$88.3	$85.3	$82.3	$78.5	$74.9	$70.8	$56.6	$54.2	$50.7	$40.5	$38.6	$35.7
Net Interest Revenue	$757	$747	$779	$819	$862	$859	$860	$860	$828	$786	$769	$529	$339	$296
As a % of Average Loans	2.97%	3.09%	3.41%	3.74%	4.17%	4.26%	4.43%	4.62%	4.87%	2.07%	2.03%	1.96%	3.46%	3.20%
Net Credit Losses	$835	$724	$556	$713	$474	$356	$369	$359	$363	$193	$166	$141	$65	$24
As a % of Average Loans	3.28%	2.99%	2.43%	3.26%	2.29%	1.77%	1.90%	1.93%	2.14%	1.39%	1.25%	1.13%	0.66%	0.26%
Loans 90+ Days Past Due (3)	$3,428	$2,992	$2,793	$2,593	$2,544	$2,470	$2,093	$1,963	$1,607	$1,462	$1,354	$770	$751	$708
As a % of EOP Loans	3.80%	3.57%	3.46%	3.32%	3.38%	3.37%	2.99%	2.94%	2.97%	2.84%	2.81%	2.01%	2.05%	2.09%
Loans 30-89 Days Past Due (3)	$3,121	$2,896	$2,660	$2,524	$2,103	$2,174	$1,978	$1,663	$1,197	$1,153	$1,230	$857	$768	$720
As a % of EOP Loans	3.46%	3.45%	3.30%	3.24%	2.79%	2.97%	2.83%	2.49%	2.21%	2.24%	2.56%	2.24%	2.09%	2.12%

							Full	Full	Full	Full	Full
	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2016	2016	2017	2017	2017	2017(2)	2013	2014	2015	2016	2017

Net Interest Revenue	$723	$584	$558	$497	$516	$429	$4,946	$5,383	$5,287	$3,045	$2,000
Non-interest revenue	443	298	643	164	3	322	3,944	4,322	5,626	2,188	1,132
Total Revenues, Net of Interest Expense	1,166	882	1,201	661	519	751	8,890	9,705	10,913	5,233	3,132
Total Operating Expenses	1,306	1,145	1,134	996	827	857	10,292	16,999	7,427	5,042	3,814
Net Credit Losses	131	61	81	24	29	15	3,667	2,182	1,336	435	149
Credit Reserve Build / (Release)	(122)	(80)	(35)	(154)	(79)	(49)	(2,002)	(920)	(453)	(456)	(317)
Provision for Benefits and Claims	9	—	1	—	—	(8)	664	657	623	98	(7)
Provision for Unfunded Lending Commitments	—	(2)	5	(2)	—	(3)	(8)	(10)	(24)	(8)	—
Total provisions for credit losses and for benefits and claims	18	(21)	52	(132)	(50)	(45)	2,321	1,909	1,482	69	(175)
Income from Continuing Operations before Taxes	(158)	(242)	15	(203)	(258)	(61)	(3,723)	(9,203)	2,004	122	(507)
Income Taxes (Benefits)	(141)	(231)	(94)	(178)	(163)	19,499	(1,396)	(342)	(86)	(455)	19,064
Income (Loss) from Continuing Operations	(17)	(11)	109	(25)	(95)	(19,560)	(2,327)	(8,861)	2,090	577	(19,571)
Income (Loss) from Discontinued Operations, net of taxes	(30)	(3)	(18)	21	(5)	(109)	270	(2)	(54)	(58)	(111)
Noncontrolling Interests	(5)	2	(6)	10	(17)	7	102	47	29	(2)	(6)
Net Income (Loss)	$(42)	$(16)	$97	$(14)	$(83)	$(19,676)	$(2,159)	$(8,910)	$2,007	$521	$(19,676)
EOP Assets (in billions of dollars)	$105	$104	$96	$93	$100	$78
Average Assets (in billions of dollars)	$112	$101	$103	$95	$102	$102	$239	$211	$175	$116	$101
Return on Average Assets	(0.15)%	(0.06)%	0.38%	(0.06)%	(0.32)%	(76.53)%	(0.92)%	(4.31)%	1.15%	0.45%	(19.48)%
Efficiency Ratio	112%	130%	94%	151%	159%	114%	116%	175%	68%	96%	122%

Corporate/Other Consumer Key Indicators:

Consumer - International (2)

Branches (actual)	224	61	50	49	49	49
Average Loans (in billions)	$5.4	$2.4	$2.1	$1.9	$1.9	$1.7	22.9	18.3	10.0	$5.2	$1.9
EOP Loans (in billions)	$5.5	$2.4	$2.1	$1.8	$1.7	$1.6
Net Interest Revenue	$257	$94	$76	$80	$63	$74
As a % of Average Loans	18.93%	15.58%	14.68%	16.89%	13.16%	17.27%
Net Credit Losses	$82	$32	$26	$24	$25	$7	817	605	443	$269	$82
As a % of Average Loans	6.04%	5.30%	5.02%	5.07%	5.22%	1.63%	3.57%	3.31%	4.43%	5.17%	4.32%
Loans 90+ Days Past Due	$164	$94	$77	$63	$57	$43
As a % of EOP Loans	2.98%	3.92%	3.67%	3.50%	3.35%	2.69%
Loans 30-89 Days Past Due	$135	$49	$60	$44	$47	$40
As a % of EOP Loans	2.45%	2.04%	2.86%	2.44%	2.76%	2.50%

Consumer - North America

Branches (actual)	259	251	27	—	—	—
Average Loans (in billions of dollars)	$35.4	$32.0	$29.6	$25.9	$23.9	$21.9	94.5	78.9	56.6	$36.0	$25.3
EOP Loans (in billions of dollars)	$33.4	$30.8	$27.2	$24.9	$23.0	$21.2
Net Interest Revenue	$231	$198	$204	$110	$168	$174
As a % of Average Loans	2.60%	2.46%	2.80%	1.70%	2.79%	3.15%
Net Credit Losses	$52	$28	$43	$(6)	$27	$10	2,828	1,558	863	$169	$74
As a % of Average Loans	0.58%	0.35%	0.59%	(0.09)%	0.45%	0.18%	2.99%	1.97%	1.52%	0.47%	0.29%
Loans 90+ Days Past Due (3)	$693	$740	$607	$538	$548	$514
As a % of EOP Loans	2.17%	2.52%	2.35%	2.28%	2.51%	2.56%
Loans 30-89 Days Past Due (3)	$714	$686	$555	$510	$596	$502
As a % of EOP Loans	2.24%	2.33%	2.15%	2.16%	2.73%	2.50%

(1)                   Includes certain costs of global staff functions, other corporate expenses and certain global operations and technology expenses, Corporate Treasury, certain North America and International consumer loan portfolios, Discontinued operations and other legacy assets.

(2)                   See footnote 1 on page 1.

(3)                   See footnote 2 on page 18.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER CONSUMER KEY INDICATORS - Continued (In millions of dollars, except as otherwise noted)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q
	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015	2015	2015	2016	2016	2016

North America Mortgages

Residential First	$56.8	$52.8	$47.9	$45.5	$43.8	$41.9	$39.2	$37.0	$33.2	$29.2	$27.8	$25.7	$18.1	$16.5	$15.5
Home Equity	33.5	32.0	30.6	29.3	28.2	27.4	26.4	25.3	24.4	23.3	22.0	21.0	18.6	18.0	16.7
Average Loans (in billions of dollars)	$90.3	$84.8	$78.5	$74.8	$72.0	$69.3	$65.6	$62.3	$57.6	$52.5	$49.8	$46.7	$36.7	$34.5	$32.2

Residential First	$53.5	$48.6	$46.5	$44.6	$43.2	$40.0	$37.5	$34.4	$29.8	$28.6	$26.4	$18.7	$17.6	$15.8	$14.8
Home Equity	32.6	31.2	29.8	28.7	27.7	26.9	25.9	24.9	23.8	22.7	21.5	19.1	18.3	17.3	16.1
EOP Loans (in billions of dollars)	$86.1	$79.8	$76.3	$73.3	$70.9	$66.9	$63.4	$59.3	$53.6	$51.3	$47.9	$37.8	$35.9	$33.1	$30.9

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$128.8	$116.7	$106.4	$100.1	$88.4	$69.9	$56.0	$47.4	$43.4	$39.2	$36.4	$34.0	$29.3	$28.5	$18.6
Net Servicing & Gain/(Loss) on Sale (1)	$78.8	$98.7	$25.1	$53.5	$27.2	$34.6	$81.5	$96.8	$96.2	$61.3	$49.6	$5.0	$118.4	$19.4	$17.0
Net Interest Revenue	$457	$422	$437	$451	$464	$439	$419	$413	$343	$301	$277	$246	$258	$178	$150
As a % of Avg. Loans	2.05%	2.00%	2.21%	2.39%	2.61%	2.54%	2.53%	2.63%	2.42%	2.30%	2.21%	2.09%	2.83%	2.08%	1.85%

Residential First	$318	$279	$211	$297	$190	$91	$137	$117	$103	$101	$84	$65	$1	$(12)	$7
Home Equity	312	274	212	269	140	114	98	87	81	70	61	56	42	13	23
Net Credit Losses (NCLs)	$630	$553	$423	$566	$330	$205	$235	$204	$184	$171	$145	$121	$43	$1	$30
As a % of Avg. Loans	2.83%	2.62%	2.14%	3.00%	1.86%	1.19%	1.42%	1.30%	1.30%	1.31%	1.16%	1.03%	0.47%	0.01%	0.37%

Residential First	$2,454	$2,106	$1,928	$1,772	$1,767	$1,743	$1,345	$1,185	$1,089	$973	$881	$323	$314	$267	$245
Home Equity	722	678	641	582	542	517	503	500	484	458	441	417	409	414	418
Loans 90+ Days Past Due (2) (3)	$3,176	$2,784	$2,569	$2,354	$2,309	$2,260	$1,848	$1,685	$1,573	$1,431	$1,322	$740	$723	$681	$663
As a % of EOP Loans	4.08%	3.87%	3.73%	3.57%	3.61%	3.66%	3.16%	3.05%	3.08%	2.94%	2.92%	2.08%	2.13%	2.18%	2.26%

Residential First	$2,411	$2,212	$2,015	$1,884	$1,577	$1,642	$1,425	$1,123	$879	$830	$871	$539	$454	$433	$426
Home Equity	517	483	427	422	350	336	334	324	269	275	311	271	274	241	244
Loans 30-89 Days Past Due (2) (3)	$2,928	$2,695	$2,442	$2,306	$1,927	$1,978	$1,759	$1,447	$1,148	$1,105	$1,182	$810	$728	$674	$670
As a % of EOP Loans	3.76%	3.74%	3.55%	3.49%	3.02%	3.21%	3.01%	2.62%	2.25%	2.27%	2.61%	2.28%	2.14%	2.15%	2.28%

	4Q	1Q	2Q	3Q	4Q
	2016	2017	2017	2017	2017

North America Mortgages

Residential First
Home Equity	$13.9	$12.3	$11.4	$10.2	$9.4
Average Loans (in billions of dollars)	15.6	14.7	12.9	11.9	11.1
	$29.5	$27.0	$24.3	$22.1	$20.5
Residential First
Home Equity	$13.4	$12.3	$11.0	$10.1	$9.3
EOP Loans (in billions of dollars)	15.0	13.4	12.4	11.5	10.6
	$28.4	$25.7	$23.4	$21.6	$19.9
Third Party Mortgage Serv. Portfolio (EOP, in billions)
Net Servicing & Gain/(Loss) on Sale (1)	$18.0	$15.9	$14.9	$12.6	$12.1
Net Interest Revenue	$17.9	$(265.4)	$29.5	$20.8	$23.5
As a % of Avg. Loans	$114	$103	$60	$77	$78
	1.54%	1.55%	0.99%	1.38%	1.51%
Residential First
Home Equity	$(23)	$7	$(26)	$1	$(1)
Net Credit Losses (NCLs)	25	10	14	23	8
As a % of Avg. Loans	$2	$17	$(12)	$24	$7
	0.03%	0.26%	(0.20)%	0.43%	0.14%
Residential First
Home Equity	$290	$212	$175	$194	$173
Loans 90+ Days Past Due (2) (3)	420	385	356	346	334
As a % of EOP Loans	$710	$597	$531	$540	$507
	2.63%	2.46%	2.40%	2.65%	2.70%
Residential First
Home Equity	$395	$314	$290	$365	$284
Loans 30-89 Days Past Due (2) (3)	234	214	197	209	195
As a % of EOP Loans	$629	$528	$487	$574	$479
	2.33%	2.17%	2.20%	2.81%	2.55%

(1)                    The first quarter of 2017 includes the loss related to Citi’s previously announced exit of its U.S. mortgage servicing operations.

(2)                    The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) for each period were $0.9 billion and ($1.4 billion), $0.8 billion and ($1.4 billion), $0.7 billion and ($1.3 billion), $0.7 billion and ($1.2 billion), and $0.6 billion and ($1.1 billion), as of December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $0.2 billion and ($1.4 billion), and $0.1 billion and ($1.4 billion), $0.2 billion and ($1.3 billion), $0.1 billion and ($1.2 billion), and $0.1 billion and ($1.1 billion), as of  December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017, respectively.

(3)                    The December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $7 million, $7 million, $6 million, $6 million and $4 million, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Fourth	Third	Fourth	Fourth	Third	Fourth	Fourth		Third		Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2016	2017	2017	2016	2017	2017	2016		2017		2017
Assets:
Deposits with Banks	$143,119	$176,942	$179,810	$268	$486	$479	0.74%		1.09%		1.06%
Fed Funds Sold and Resale Agreements (6)	235,364	245,451	249,904	596	858	901	1.01%		1.39%		1.43%
Trading Account Assets (7)	194,782	204,607	211,685	1,371	1,473	1,345	2.80%		2.86%		2.52%
Investments	345,552	352,026	353,050	1,963	2,154	2,248	2.26%		2.43%		2.53%
Total Loans (net of Unearned Income) (8)	626,028	646,321	653,951	10,120	10,774	10,688	6.43%		6.61%		6.48%
Other Interest-Earning Assets	62,602	61,677	63,996	321	292	317	2.04%		1.88%		1.97%
Total Average Interest-Earning Assets	$1,607,447	$1,687,024	$1,712,396	$14,639	$16,037	$15,978	3.62%		3.77%		3.70%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$718,871	$757,442	$760,134	$1,041	$1,474	$1,481	0.58%		0.77%		0.77%
Deposit Insurance and FDIC Assessment	—	—	—	306	301	313
Total Deposits	718,871	757,442	760,134	1,347	1,775	1,794	0.75%		0.93%		0.94%
Fed Funds Purchased and Repurchase Agreements (6)	150,137	158,064	162,838	424	712	780	1.12%		1.79%		1.90%
Trading Account Liabilities (7)	81,670	89,809	89,485	124	169	176	0.60%		0.75%		0.78%
Short-Term Borrowings	94,935	98,139	105,339	177	318	340	0.74%		1.29%		1.28%
Long-Term Debt (9)	183,637	203,064	207,598	1,205	1,405	1,447	2.61%		2.75%		2.77%
Total Average Interest-Bearing Liabilities	$1,229,250	$1,306,518	$1,325,394	$3,277	$4,379	$4,537	1.06%		1.33%		1.36%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,229,250	$1,306,518	$1,325,394	$2,971	$4,078	$4,224	0.96%		1.24%		1.26%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,362	$11,658	$11,441	2.81%		2.74%		2.65%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$11,668	$11,959	$11,754	2.89%		2.81%		2.72%

4Q17 Increase (Decrease) From							(16	)bps	(9	)bps

4Q17 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							(17	)bps	(9	)bps

(1)                   Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $113 million for the fourth quarter of 2016, $123 million for the third quarter of 2017 and $128 million for the fourth quarter of 2017.

(2)                   Citigroup average balances and interest rates include both domestic and international operations.

(3)                   Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)                   Average rate % is calculated as annualized interest over average volumes.

(5)                   Not used.

(6)                   Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(7)                   Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)                   Nonperforming loans are included in the average loan balances.

(9)                   Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation.

DEPOSITS (In billions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q
	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015	2015	2015	2016	2016

Global Consumer Banking
North America	$175.4	$174.5	$177.5	$178.9	$181.4	$179.4	$180.6	$180.2	$181.6	$182.5	$180.0	$181.6	$183.7	$183.3
Latin America	31.7	29.2	29.8	31.4	30.8	31.1	29.2	29.2	27.4	27.5	24.8	27.0	26.7	26.4
Asia (1)	93.1	87.9	87.6	88.9	90.7	92.9	90.3	89.0	89.5	89.4	87.0	87.6	90.7	90.5
Total	$300.2	$291.6	$294.9	$299.2	$302.9	$303.4	$300.1	$298.4	$298.5	$299.4	$291.8	$296.2	$301.1	$300.2

ICG
North America	$147.3	$150.7	$166.1	$177.5	$179.1	$175.7	$177.0	$196.2	$251.5	$261.7	$261.6	$267.3	$269.3	$274.5
EMEA	173.1	174.0	181.9	185.6	184.7	186.2	179.4	164.2	151.8	159.9	160.3	153.5	166.0	162.4
Latin America	57.0	57.8	63.6	60.6	67.4	66.3	63.2	54.8	34.9	32.1	29.6	27.0	28.2	25.2
Asia	141.3	144.4	148.2	145.4	138.7	144.9	144.5	141.6	134.5	136.0	144.9	141.3	145.2	146.5
Total	$518.7	$526.9	$559.8	$569.1	$569.9	$573.1	$564.1	$556.8	$572.7	$589.7	$596.4	$589.1	$608.7	$608.6

Corporate/Other	$114.9	$119.9	$100.8	$100.0	$93.5	$89.2	$78.5	$44.1	$28.4	$18.9	$16.0	$22.6	$24.8	$29.1

Total Deposits - EOP	$933.8	$938.4	$955.5	$968.3	$966.3	$965.7	$942.7	$899.3	$899.6	$908.0	$904.2	$907.9	$934.6	$937.9

Total Deposits - Average	$920.4	$924.5	$922.1	$956.4	$957.4	$959.5	$954.2	$938.7	$899.5	$906.4	$903.1	$908.8	$911.7	$935.6

Foreign Currency (FX) Translation Impact:
Total EOP Deposits - as Reported	$933.8	$938.4	$955.5	$968.3	$966.3	$965.7	$942.7	$899.3	$899.6	$908.0	$904.2	$907.9	$934.6	$937.9
Impact of FX Translation (2)	(53.8)	(43.5)	(49.9)	(50.0)	(47.9)	(51.5)	(35.1)	(20.0)	(7.1)	(9.2)	4.6	6.7	—	5.9
Total EOP Deposits - Ex-FX (2)	$880.0	$894.9	$905.6	$918.3	$918.4	$914.2	$907.6	$879.3	$892.5	$898.8	$908.8	$914.6	$934.6	$943.8

	3Q	4Q	1Q	2Q	3Q	4Q
	2016	2016	2017	2017	2017	2017

Global Consumer Banking
North America	$185.6	$185.0	$187.5	$185.2	$185.1	$182.5
Latin America	25.8	24.9	27.6	28.7	28.3	27.1
Asia (1)	93.6	89.9	95.4	95.4	96.6	97.7
Total	$305.0	$299.8	$310.5	$309.3	$310.0	$307.3

ICG
North America	$276.1	$282.6	$287.0	$280.0	$290.2	$295.9
EMEA	170.0	163.5	160.6	169.8	171.7	173.7
Latin America	26.1	25.7	27.5	26.9	25.8	25.4
Asia	146.6	140.0	144.4	146.9	151.9	144.5
Total	$618.8	$611.8	$619.5	$623.6	$639.6	$639.5

Corporate/Other	$16.5	$17.8	$20.0	$25.8	$14.4	$13.0

Total Deposits - EOP	$940.3	$929.4	$950.0	$958.7	$964.0	$959.8

Total Deposits - Average	$944.2	$935.1	$940.9	$960.0	$965.9	$973.3

Foreign Currency (FX) Translation Impact:
Total EOP Deposits - as Reported	$940.3	$929.4	$950.0	$958.7	$964.0	$959.8
Impact of FX Translation (2)	6.1	23.4	12.1	5.4	1.4	—
Total EOP Deposits - Ex-FX (2)	$946.4	$952.8	$962.1	$964.1	$965.4	$959.8

(1)                   Asia GCB includes deposits of certain EMEA countries for all periods presented.

(2)                   Reflects the impact of FX translation into U.S. Dollars at the fourth quarter of 2017 exchange rates for all periods presented. Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

EOP LOANS (In billions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015	2015	2015	2016
Global Consumer Banking

North America
Credit Cards	$104.6	$105.3	$111.8	$116.8	$109.1	$110.4	$109.5	$114.0	$105.9	$107.7	$107.9	$113.3	$107.4
Retail Banking	43.2	41.8	43.3	44.3	45.2	46.4	47.8	47.1	48.1	49.2	51.0	52.2	53.5
Total	$147.8	$147.1	$155.1	$161.1	$154.3	$156.8	$157.3	$161.1	$154.0	$156.9	$158.9	$165.5	$160.9

Latin America
Credit Cards	$7.1	$7.0	$7.1	$7.4	$7.2	$7.4	$7.3	$6.7	$6.1	$5.9	$5.4	$5.4	$5.3
Retail Banking	23.4	22.8	22.2	23.5	23.1	23.5	22.8	21.0	20.8	20.8	19.5	19.7	19.8
Total	$30.5	$29.8	$29.3	$30.9	$30.3	$30.9	$30.1	$27.7	$26.9	$26.7	$24.9	$25.1	$25.1

Asia (1)
Credit Cards	$20.0	$19.5	$18.8	$19.3	$18.8	$19.6	$18.9	$18.6	$17.8	$18.1	$17.0	$17.6	$17.6
Retail Banking	69.8	69.1	70.8	72.3	74.3	76.6	75.3	73.3	71.8	72.4	68.6	68.4	68.7
Total	$89.8	$88.6	$89.6	$91.6	$93.1	$96.2	$94.2	$91.9	$89.6	$90.5	$85.6	$86.0	$86.3

Total GCB Consumer Loans
Credit Cards	$131.7	$131.8	$137.7	$143.5	$135.1	$137.4	$135.7	$139.3	$129.8	$131.7	$130.3	$136.3	$130.3
Retail Banking	136.4	133.7	136.3	140.1	142.6	146.5	145.9	141.4	140.7	142.4	139.1	140.3	142.0
Total GCB	$268.1	$265.5	$274.0	$283.6	$277.7	$283.9	$281.6	$280.7	$270.5	$274.1	$269.4	$276.6	$272.3

Corporate/Other - Consumer:

North America
Mortgages	$86.1	$79.8	$76.3	$73.3	$70.9	$66.9	$63.4	$59.3	$53.6	$51.3	$47.9	$37.8	$35.9
Other	12.2	11.9	12.0	12.0	11.4	11.6	11.5	11.5	3.0	2.9	2.8	2.7	2.7
Total	$98.3	$91.7	$88.3	$85.3	$82.3	$78.5	$74.9	$70.8	$56.6	$54.2	$50.7	$40.5	$38.6

International	$24.9	$21.0	$21.2	$20.7	$20.1	$19.9	$15.4	$14.4	$10.2	$9.4	$8.7	$8.2	$6.4

Corporate/Other - Other Consumer	0.8	0.8	0.9	0.7	0.5	(2.2)	0.2	(0.3)	0.1	0.2	0.1	0.2	0.3

Total Corporate/Other - Consumer	$124.0	$113.5	$110.4	$106.7	$102.9	$96.2	$90.5	$84.9	$66.9	$63.8	$59.5	$48.9	$45.3

Total Consumer Loans	$392.1	$379.0	$384.4	$390.3	$380.6	$380.1	$372.1	$365.6	$337.4	$337.9	$328.9	$325.5	$317.6

Total Corporate Loans
North America	$91.6	$99.8	$103.6	$106.2	$107.3	$108.8	$114.1	$117.3	$124.6	$132.2	$134.7	$137.2	$141.1
EMEA	61.4	60.6	62.1	62.4	64.8	64.9	60.8	59.5	61.8	64.5	63.4	60.7	65.4
Latin America	38.4	37.9	39.5	40.1	42.1	42.0	40.1	39.3	37.6	37.7	37.9	36.5	35.7
Asia	62.8	66.4	68.0	66.5	69.4	71.7	66.7	62.9	59.6	59.8	57.5	57.8	59.1
Total Corporate Loans	$254.2	$264.7	$273.2	$275.2	$283.6	$287.4	$281.7	$279.0	$283.6	$294.2	$293.5	$292.2	$301.3

Total Loans	$646.4	$643.7	$657.6	$665.5	$664.2	$667.5	$653.8	$644.6	$621.1	$632.1	$622.4	$617.6	$618.8

Foreign Currency (FX) Translation Impact:
Total EOP Loans - as Reported	$646.4	$643.7	$657.6	$665.5	$664.2	$667.5	$653.8	$644.6	$621.1	$632.1	$622.4	$617.6	$618.8
Impact of FX Translation (2)	(36.7)	(28.6)	(31.2)	(31.4)	(30.7)	(34.1)	(24.9)	(15.1)	(7.6)	(8.1)	2.1	3.6	—
Total EOP Loans - Ex-FX (2)	$609.7	$615.1	$626.4	$634.1	$633.5	$633.4	$628.9	$629.5	$613.5	$624.0	$624.5	$621.2	$618.8

	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2016	2016	2016	2017	2017	2017	2017
Global Consumer Banking

North America
Credit Cards	$120.8	$125.2	$133.3	$126.4	$130.8	$132.2	$139.7
Retail Banking	54.8	54.8	55.3	55.5	55.6	55.7	56.0
Total	$175.6	$180.0	$188.6	$181.9	$186.4	$187.9	$195.7

Latin America
Credit Cards	$5.0	$4.9	$4.8	$5.2	$5.5	$5.6	$5.4
Retail Banking	19.1	18.7	18.0	19.7	21.0	21.0	19.9
Total	$24.1	$23.6	$22.8	$24.9	$26.5	$26.6	$25.3

Asia (1)
Credit Cards	$17.6	$17.7	$17.5	$18.3	$18.8	$18.8	$19.8
Retail Banking	67.5	68.1	63.0	66.2	66.8	67.5	70.0
Total	$85.1	$85.8	$80.5	$84.5	$85.6	$86.3	$89.8

Total GCB Consumer Loans
Credit Cards	$143.4	$147.8	$155.6	$149.9	$155.1	$156.6	$164.9
Retail Banking	141.4	141.6	136.3	141.4	143.4	144.2	145.9
Total GCB	$284.8	$289.4	$291.9	$291.3	$298.5	$300.8	$310.8

Corporate/Other - Consumer:

North America
Mortgages	$33.1	$30.9	$28.4	$25.7	$23.4	$21.6	$19.9
Other	2.6	2.5	2.4	1.5	1.5	1.4	1.3
Total	$35.7	$33.4	$30.8	$27.2	$24.9	$23.0	$21.2

International	$5.5	$5.5	$2.4	$2.1	$1.8	$1.7	$1.6

Corporate/Other - Other Consumer	0.1	0.1	—	—	0.1	0.1	0.1

Total Corporate/Other - Consumer	$41.3	$39.0	$33.2	$29.3	$26.8	$24.8	$22.9

Total Consumer Loans	$326.1	$328.4	$325.1	$320.6	$325.3	$325.6	$333.7

Total Corporate Loans
North America	$144.4	$148.9	$148.0	$147.8	$151.8	$155.7	$159.2
EMEA	69.2	68.1	62.7	66.4	71.3	72.8	74.4
Latin America	35.1	35.1	33.8	35.1	34.1	33.7	33.5
Asia	58.7	58.0	54.8	58.7	62.2	65.4	66.3
Total Corporate Loans	$307.4	$310.1	$299.3	$308.0	$319.4	$327.6	$333.4

Total Loans	$633.5	$638.4	$624.4	$628.6	$644.7	$653.2	$667.0

Foreign Currency (FX) Translation Impact:
Total EOP Loans - as Reported	$633.5	$638.4	$624.4	$628.6	$644.7	$653.2	$667.0
Impact of FX Translation (2)	3.7	3.5	12.3	4.8	2.0	0.2	—
Total EOP Loans - Ex-FX (2)	$637.2	$641.9	$636.7	$633.4	$646.7	$653.4	$667.0

(1)                   Asia GCB includes loans of certain EMEA countries for all periods presented.

(2)                   Reflects the impact of FX translation into U.S. Dollars at the fourth quarter of 2017 exchange rates for all periods presented.

Citigroup’s results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+ DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015	2015	2015	2016

GCB (2)
Total	$2,572	$2,359	$2,428	$2,718	$2,674	$2,561	$2,508	$2,444	$2,132	$2,020	$1,981	$2,119	$2,022
Ratio	0.96%	0.89%	0.89%	0.96%	0.97%	0.91%	0.89%	0.87%	0.79%	0.74%	0.74%	0.77%	0.75%

Retail Bank (2)
Total	$742	$710	$745	$840	$890	$904	$868	$736	$540	$567	$529	$523	$498
Ratio	0.55%	0.54%	0.55%	0.60%	0.63%	0.62%	0.60%	0.52%	0.39%	0.40%	0.38%	0.38%	0.35%
North America (2)	$282	$285	$277	$257	$243	$227	$229	$225	$123	$150	$138	$165	$152
Ratio	0.68%	0.70%	0.66%	0.60%	0.55%	0.50%	0.49%	0.49%	0.26%	0.31%	0.28%	0.32%	0.29%
Latin America	$235	$226	$262	$394	$452	$467	$427	$325	$238	$232	$212	$185	$172
Ratio	1.00%	0.99%	1.18%	1.68%	1.96%	1.99%	1.87%	1.55%	1.14%	1.12%	1.09%	0.94%	0.87%
Asia (3)	$225	$199	$206	$189	$195	$210	$212	$186	$179	$185	$179	$173	$174
Ratio	0.32%	0.29%	0.29%	0.26%	0.26%	0.27%	0.28%	0.25%	0.25%	0.26%	0.26%	0.25%	0.25%

Cards
Total	$1,830	$1,649	$1,683	$1,878	$1,784	$1,657	$1,640	$1,708	$1,592	$1,453	$1,452	$1,596	$1,524
Ratio	1.39%	1.25%	1.22%	1.31%	1.32%	1.21%	1.21%	1.23%	1.23%	1.10%	1.11%	1.17%	1.17%
North America - Citi-Branded	$732	$663	$628	$681	$648	$583	$559	$593	$569	$495	$491	$538	$530
Ratio	1.06%	0.96%	0.91%	0.97%	0.97%	0.87%	0.84%	0.88%	0.90%	0.77%	0.76%	0.80%	0.82%
North America - Retail Services	$651	$556	$650	$771	$689	$606	$630	$678	$629	$567	$621	$705	$665
Ratio	1.84%	1.54%	1.51%	1.67%	1.63%	1.41%	1.47%	1.46%	1.48%	1.31%	1.44%	1.53%	1.56%
Latin America	$191	$194	$200	$223	$232	$245	$244	$242	$203	$200	$169	$173	$149
Ratio	2.69%	2.77%	2.82%	3.01%	3.22%	3.31%	3.34%	3.61%	3.33%	3.39%	3.13%	3.20%	2.81%
Asia (3)	$256	$236	$205	$203	$215	$223	$207	$195	$191	$191	$171	$180	$180
Ratio	1.28%	1.21%	1.09%	1.05%	1.14%	1.14%	1.10%	1.05%	1.07%	1.06%	1.01%	1.02%	1.02%

Corporate/Other - Consumer (2) (4)	$4,046	$3,489	$3,213	$2,987	$2,932	$2,837	$2,341	$2,188	$1,801	$1,647	$1,528	$927	$896
Ratio	3.52%	3.33%	3.15%	3.02%	3.07%	3.04%	2.74%	2.69%	2.80%	2.70%	2.69%	1.99%	2.08%
International	$618	$497	$420	$394	$388	$367	$248	$225	$194	$185	$174	$157	$145
Ratio	2.48%	2.37%	1.98%	1.90%	1.93%	1.84%	1.61%	1.56%	1.90%	1.97%	2.00%	1.91%	2.27%
North America (2) (4)	$3,428	$2,992	$2,793	$2,593	$2,544	$2,470	$2,093	$1,963	$1,607	$1,462	$1,354	$770	$751
Ratio	3.80%	3.57%	3.46%	3.32%	3.38%	3.37%	2.99%	2.94%	2.97%	2.84%	2.81%	2.01%	2.05%

Total Citigroup (2) (4)	$6,618	$5,848	$5,641	$5,705	$5,606	$5,398	$4,849	$4,632	$3,933	$3,667	$3,509	$3,046	$2,918
Ratio	1.73%	1.58%	1.51%	1.50%	1.51%	1.44%	1.33%	1.28%	1.18%	1.10%	1.08%	0.94%	0.93%

	Loans 90+ Days Past Due (1)							EOP Loans
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q
	2016	2016	2016	2017	2017	2017	2017	2017

GCB (2)
Total	$1,965	$2,166	$2,293	$2,241	$2,183	$2,279	$2,478	$310.8
Ratio	0.69%	0.75%	0.79%	0.77%	0.73%	0.76%	0.80%

Retail Bank (2)
Total	$515	$579	$474	$488	$477	$489	$515	$145.9
Ratio	0.37%	0.41%	0.35%	0.35%	0.33%	0.34%	0.35%
North America (2)	$180	$256	$181	$182	$155	$167	$199	$56.0
Ratio	0.33%	0.47%	0.33%	0.33%	0.28%	0.30%	0.36%
Latin America	$157	$160	$136	$141	$150	$151	$130	$19.9
Ratio	0.82%	0.86%	0.76%	0.72%	0.71%	0.72%	0.65%
Asia (3)	$178	$163	$157	$165	$172	$171	$186	$70.0
Ratio	0.26%	0.24%	0.25%	0.25%	0.26%	0.25%	0.27%

Cards
Total	$1,450	$1,587	$1,819	$1,753	$1,706	$1,790	$1,963	$164.9
Ratio	1.01%	1.07%	1.17%	1.17%	1.10%	1.14%	1.19%
North America - Citi-Branded	$510	$607	$748	$698	$659	$668	$768	$90.5
Ratio	0.66%	0.75%	0.87%	0.85%	0.77%	0.77%	0.85%
North America - Retail Services	$619	$664	$761	$735	$693	$772	$845	$49.2
Ratio	1.43%	1.51%	1.61%	1.66%	1.53%	1.68%	1.72%
Latin America	$145	$131	$130	$137	$161	$159	$151	$5.4
Ratio	2.90%	2.67%	2.71%	2.63%	2.93%	2.84%	2.80%
Asia (3)	$176	$185	$180	$183	$193	$191	$199	$19.8
Ratio	1.00%	1.05%	1.03%	1.00%	1.03%	1.02%	1.01%

Corporate/Other - Consumer (2) (4)	$878	$857	$834	$684	$601	$605	$557	$22.9
Ratio	2.23%	2.29%	2.62%	2.45%	2.37%	2.57%	2.57%
International	$170	$164	$94	$77	$63	$57	$43	$1.6
Ratio	3.09%	2.98%	3.92%	3.67%	3.50%	3.35%	2.69%
North America (2) (4)	$708	$693	$740	$607	$538	$548	$514	$21.3
Ratio	2.09%	2.17%	2.52%	2.35%	2.28%	2.51%	2.56%

Total Citigroup (2) (4)	$2,843	$3,023	$3,127	$2,925	$2,784	$2,884	$3,035	$333.7
Ratio	0.88%	0.93%	0.97%	0.92%	0.86%	0.89%	0.91%

(1)         The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)         The 90+ Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 2 on page 18.

(3)         Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

(4)         See footnote 3 on page 18.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015	2015	2015	2016

GCB (2)
Total	$2,913	$2,622	$2,884	$2,916	$2,705	$2,677	$2,689	$2,586	$2,414	$2,290	$2,427	$2,418	$2,360
Ratio	1.09%	0.99%	1.06%	1.03%	0.98%	0.95%	0.96%	0.92%	0.90%	0.84%	0.90%	0.88%	0.87%

Retail Bank (2)
Total	$1,003	$906	$941	$893	$839	$883	$840	$794	$791	$746	$764	$739	$793
Ratio	0.74%	0.68%	0.70%	0.64%	0.59%	0.61%	0.58%	0.57%	0.57%	0.53%	0.55%	0.53%	0.56%
North America (2)	$226	$217	$209	$205	$177	$203	$213	$212	$203	$176	$198	$221	$198
Ratio	0.54%	0.54%	0.50%	0.48%	0.40%	0.45%	0.46%	0.46%	0.43%	0.36%	0.40%	0.43%	0.38%
Latin America	$303	$250	$338	$294	$258	$266	$239	$235	$229	$217	$239	$184	$256
Ratio	1.29%	1.10%	1.52%	1.25%	1.12%	1.13%	1.05%	1.12%	1.10%	1.04%	1.23%	0.93%	1.29%
Asia (3)	$474	$439	$394	$394	$404	$414	$388	$347	$359	$353	$327	$334	$339
Ratio	0.68%	0.64%	0.56%	0.54%	0.54%	0.54%	0.52%	0.47%	0.50%	0.49%	0.48%	0.49%	0.49%

Cards
Total	$1,910	$1,716	$1,943	$2,023	$1,866	$1,794	$1,849	$1,792	$1,623	$1,544	$1,663	$1,679	$1,567
Ratio	1.45%	1.30%	1.41%	1.41%	1.38%	1.31%	1.36%	1.29%	1.25%	1.17%	1.28%	1.23%	1.20%
North America - Citi-Branded	$679	$588	$650	$661	$599	$540	$566	$568	$497	$462	$504	$523	$492
Ratio	0.98%	0.85%	0.94%	0.94%	0.90%	0.80%	0.85%	0.84%	0.78%	0.72%	0.78%	0.78%	0.76%
North America - Retail Services	$685	$615	$798	$830	$725	$683	$729	$748	$673	$652	$758	$773	$688
Ratio	1.94%	1.71%	1.86%	1.79%	1.71%	1.58%	1.70%	1.61%	1.59%	1.51%	1.76%	1.68%	1.62%
Latin America	$188	$194	$211	$237	$252	$270	$276	$220	$204	$183	$181	$157	$152
Ratio	2.65%	2.77%	2.97%	3.20%	3.50%	3.65%	3.78%	3.28%	3.34%	3.10%	3.35%	2.91%	2.87%
Asia (3)	$358	$319	$284	$295	$290	$301	$278	$256	$249	$247	$220	$226	$235
Ratio	1.79%	1.64%	1.51%	1.53%	1.54%	1.54%	1.47%	1.38%	1.40%	1.36%	1.29%	1.28%	1.34%

Corporate/Other - Consumer (2) (4)	$3,876	$3,486	$3,167	$3,022	$2,601	$2,636	$2,264	$1,928	$1,431	$1,366	$1,423	$1,036	$929
Ratio	3.37%	3.32%	3.10%	3.06%	2.73%	2.83%	2.65%	2.37%	2.23%	2.24%	2.51%	2.23%	2.16%
International	$755	$590	$507	$498	$498	$462	$286	$265	$234	$213	$193	$179	$161
Ratio	3.03%	2.81%	2.39%	2.41%	2.48%	2.32%	1.86%	1.84%	2.29%	2.27%	2.22%	2.18%	2.52%
North America (2) (4)	$3,121	$2,896	$2,660	$2,524	$2,103	$2,174	$1,978	$1,663	$1,197	$1,153	$1,230	$857	$768
Ratio	3.46%	3.45%	3.30%	3.24%	2.79%	2.97%	2.83%	2.49%	2.21%	2.24%	2.56%	2.24%	2.09%

Total Citigroup (2) (4)	$6,789	$6,108	$6,051	$5,938	$5,306	$5,313	$4,953	$4,514	$3,845	$3,656	$3,850	$3,454	$3,289
Ratio	1.78%	1.65%	1.62%	1.56%	1.43%	1.41%	1.35%	1.25%	1.15%	1.09%	1.18%	1.07%	1.05%

	Loans 30-89 Days Past Due (1)							EOP Loans
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q
	2016	2016	2016	2017	2017	2017	2017	2017

GCB (2)
Total	$2,318	$2,553	$2,540	$2,516	$2,498	$2,763	$2,762	$310.8
Ratio	0.82%	0.88%	0.87%	0.87%	0.84%	0.92%	0.89%

Retail Bank (2)
Total	$735	$722	$726	$777	$747	$805	$822	$145.9
Ratio	0.52%	0.51%	0.54%	0.55%	0.52%	0.56%	0.57%
North America (2)	$192	$198	$214	$189	$191	$270	$306	$56.0
Ratio	0.36%	0.37%	0.39%	0.35%	0.35%	0.49%	0.55%
Latin America	$197	$196	$185	$246	$216	$244	$195	$19.9
Ratio	1.03%	1.05%	1.03%	1.25%	1.03%	1.16%	0.98%
Asia (3)	$346	$328	$327	$342	$340	$291	$321	$70.0
Ratio	0.51%	0.48%	0.52%	0.52%	0.51%	0.43%	0.46%

Cards
Total	$1,583	$1,831	$1,814	$1,739	$1,751	$1,958	$1,940	$164.9
Ratio	1.10%	1.24%	1.17%	1.16%	1.13%	1.25%	1.18%
North America - Citi-Branded	$550	$710	$688	$632	$619	$705	$698	$90.5
Ratio	0.71%	0.87%	0.80%	0.77%	0.72%	0.82%	0.77%
North America - Retail Services	$669	$750	$777	$730	$730	$836	$830	$49.2
Ratio	1.55%	1.71%	1.64%	1.65%	1.62%	1.82%	1.69%
Latin America	$137	$131	$125	$145	$151	$163	$153	$5.4
Ratio	2.74%	2.67%	2.60%	2.79%	2.75%	2.91%	2.83%
Asia (3)	$227	$240	$224	$232	$251	$254	$259	$19.8
Ratio	1.29%	1.36%	1.28%	1.27%	1.34%	1.35%	1.31%

Corporate/Other - Consumer (2) (4)	$858	$849	$735	$615	$554	$643	$542	$22.9
Ratio	2.18%	2.27%	2.31%	2.20%	2.18%	2.74%	2.50%
International	$138	$135	$49	$60	$44	$47	$40	$1.6
Ratio	2.51%	2.45%	2.04%	2.86%	2.44%	2.76%	2.50%
North America (2) (4)	$720	$714	$686	$555	$510	$596	$502	$21.3
Ratio	2.12%	2.24%	2.33%	2.15%	2.16%	2.73%	2.50%

Total Citigroup (2) (4)	$3,176	$3,402	$3,275	$3,131	$3,052	$3,406	$3,304	$333.7
Ratio	0.98%	1.04%	1.01%	0.98%	0.94%	1.05%	1.00%

(1)                                 The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)                                 The 30-89 Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 2 on page 18.

(3)                                 Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

(4)                                 See footnote 3 on page 18.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q
	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015	2015	2015	2016	2016

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$25,455	$23,727	$21,580	$20,605	$19,648	$18,923	$17,890	$16,915	$15,994	$14,598	$14,075	$13,626	$12,626	$12,712

Gross Credit (Losses)	(3,444)	(3,257)	(2,974)	(3,094)	(2,983)	(2,812)	(2,586)	(2,727)	(2,458)	(2,335)	(2,068)	(2,180)	(2,143)	(2,048)
Gross Recoveries	566	649	544	547	544	623	489	479	501	415	405	418	419	432
Net Credit (Losses) / Recoveries (NCLs)	(2,878)	(2,608)	(2,430)	(2,547)	(2,439)	(2,189)	(2,097)	(2,248)	(1,957)	(1,920)	(1,663)	(1,762)	(1,724)	(1,616)
NCLs	2,878	2,608	2,430	2,547	2,439	2,189	2,097	2,248	1,957	1,920	1,663	1,762	1,724	1,616
Net Reserve Builds / (Releases)	(306)	(642)	(767)	(246)	(560)	(521)	(492)	(306)	(91)	(199)	43	386	42	(90)
Net Specific Reserve Builds / (Releases)	(358)	(139)	(11)	(390)	(86)	(89)	(30)	(61)	(111)	(206)	(124)	108	120	(136)
Provision for Loan Losses	2,214	1,827	1,652	1,911	1,793	1,579	1,575	1,881	1,755	1,515	1,582	2,256	1,886	1,390
Other (2) (3) (4) (5) (6) (7)	(1,064)	(1,366)	(197)	(321)	(79)	(423)	(453)	(554)	(1,194)	(118)	(368)	(1,494)	(76)	(182)
Allowance for Loan Losses at End of Period (1) (a)	$23,727	$21,580	$20,605	$19,648	$18,923	$17,890	$16,915	$15,994	$14,598	$14,075	$13,626	$12,626	$12,712	$12,304

Allowance for Unfunded Lending Commitments (8) (a)	$1,132	$1,133	$1,262	$1,229	$1,202	$1,176	$1,140	$1,063	$1,023	$973	$1,036	$1,402	$1,473	$1,432

Provision for Unfunded Lending Commitments	$14	$(3)	$103	$(34)	$(27)	$(31)	$(30)	$(74)	$(37)	$(48)	$65	$94	$71	$(30)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$24,859	$22,713	$21,867	$20,877	$20,125	$19,066	$18,055	$17,057	$15,621	$15,048	$14,662	$14,028	$14,185	$13,736

Total Allowance for Loan Losses as a Percentage of Total Loans (9) (10)	3.70%	3.38%	3.16%	2.97%	2.87%	2.70%	2.60%	2.50%	2.38%	2.25%	2.21%	2.06%	2.07%	1.96%

Consumer:
Allowance for Loan Losses at Beginning of Period (1)	$22,585	$20,869	$18,789	$17,823	$16,974	$16,377	$15,445	$14,519	$13,547	$12,052	$11,669	$11,030	$9,835	$9,807

Net Credit Losses (NCLs)	(2,828)	(2,558)	(2,330)	(2,531)	(2,294)	(2,177)	(2,108)	(2,100)	(1,965)	(1,813)	(1,612)	(1,668)	(1,514)	(1,475)
NCLs	2,828	2,558	2,330	2,531	2,294	2,177	2,108	2,100	1,965	1,813	1,612	1,668	1,514	1,475
Net Reserve Builds / (Releases)	(272)	(542)	(786)	(159)	(460)	(495)	(378)	(401)	(203)	(167)	(73)	32	38	(74)
Net Specific Reserve Builds / (Releases)	(400)	(169)	34	(362)	(76)	(14)	(117)	(39)	(114)	(87)	(202)	(16)	19	(125)
Provision for Loan Losses	2,156	1,847	1,578	2,010	1,758	1,668	1,613	1,660	1,648	1,559	1,337	1,684	1,571	1,276
Other (2) (3) (4) (5) (6) (7)	(1,044)	(1,369)	(214)	(328)	(61)	(423)	(431)	(532)	(1,178)	(129)	(364)	(1,211)	(85)	(176)
Allowance for Loan Losses at End of Period (1) (b)	$20,869	$18,789	$17,823	$16,974	$16,377	$15,445	$14,519	$13,547	$12,052	$11,669	$11,030	$9,835	$9,807	$9,432

Consumer Allowance for Unfunded Lending Commitments (8) (b)	$12	$23	$63	$61	$58	$59	$51	$33	$30	$29	$28	$35	$37	$42

Provision for Unfunded Lending Commitments	$12	$11	$40	$(2)	$(3)	$1	$(8)	$(18)	$(3)	$(1)	$(1)	$7	$1	$4

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$20,881	$18,812	$17,886	$17,035	$16,435	$15,504	$14,570	$13,580	$12,082	$11,698	$11,058	$9,870	$9,844	$9,474

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (9)	5.34%	4.97%	4.65%	4.36%	4.31%	4.06%	3.90%	3.71%	3.57%	3.45%	3.35%	3.02%	3.09%	2.89%

Corporate
Allowance for Loan Losses at Beginning of Period (1)	$2,870	$2,858	$2,791	$2,782	$2,674	$2,546	$2,445	$2,396	$2,447	$2,546	$2,406	$2,596	$2,791	$2,905

Net Credit (Losses) / Recoveries (NCL’s)	(50)	(50)	(100)	(16)	(145)	(12)	11	(148)	8	(107)	(51)	(94)	(210)	(141)
NCLs	50	50	100	16	145	12	(11)	148	(8)	107	51	94	210	141
Net Reserve Builds / (Releases)	(34)	(100)	19	(87)	(100)	(26)	(114)	95	112	(32)	116	354	4	(16)
Net Specific Reserve Builds / (Releases)	42	30	(45)	(28)	(10)	(75)	87	(22)	3	(119)	78	124	101	(11)
Provision for Loan Losses	58	(20)	74	(99)	35	(89)	(38)	221	107	(44)	245	572	315	114
Other (2)	(20)	3	17	7	(18)	—	(22)	(22)	(16)	11	(4)	(283)	9	(6)
Allowance for Loan Losses at End of Period (1) (c)	$2,858	$2,791	$2,782	$2,674	$2,546	$2,445	$2,396	$2,447	$2,546	$2,406	$2,596	$2,791	$2,905	$2,872

Corporate Allowance for Unfunded Lending Commitments (8) (c)	$1,120	$1,110	$1,199	$1,168	$1,144	$1,117	$1,089	$1,030	$993	$944	$1,008	$1,367	$1,436	$1,390

Provision for Unfunded Lending Commitments	$2	$(14)	$63	$(32)	$(24)	$(32)	$(22)	$(56)	$(34)	$(47)	$66	$87	$70	$(34)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (c)]	$3,978	$3,901	$3,981	$3,842	$3,690	$3,562	$3,485	$3,477	$3,539	$3,350	$3,604	$4,158	$4,341	$4,262

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (10)	1.14%	1.07%	1.03%	0.99%	0.91%	0.87%	0.86%	0.90%	0.92%	0.84%	0.90%	0.97%	0.98%	0.95%

							Full	Full	Full	Full	Full
	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2016	2016	2017	2017	2017	2017	2013	2014	2015	2016	2017

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$12,304	$12,439	$12,060	$12,030	$12,025	$12,366	$25,455	$19,648	$15,994	$12,626	$12,060

Gross Credit (Losses)	(1,948)	(2,083)	(2,144)	(2,130)	(2,120)	(2,279)	(12,769)	(11,108)	(9,041)	(8,222)	(8,673)
Gross Recoveries	423	387	435	420	343	399	2,306	2,135	1,739	1,661	1,597
Net Credit (Losses) / Recoveries (NCLs)	(1,525)	(1,696)	(1,709)	(1,710)	(1,777)	(1,880)	(10,463)	(8,973)	(7,302)	(6,561)	(7,076)
NCLs	1,525	1,696	1,709	1,710	1,777	1,880	10,463	8,973	7,302	6,561	7,076
Net Reserve Builds / (Releases)	258	130	(20)	67	419	78	(1,961)	(1,879)	139	340	544
Net Specific Reserve Builds / (Releases)	(37)	(99)	(14)	(111)	(50)	58	(898)	(266)	(333)	(152)	(117)
Provision for Loan Losses	1,746	1,727	1,675	1,666	2,146	2,016	7,604	6,828	7,108	6,749	7,503
Other (2) (3) (4) (5) (6) (7)	(86)	(410)	4	39	(28)	(147)	(2,948)	(1,509)	(3,174)	(754)	(132)
Allowance for Loan Losses at End of Period (1) (a)	$12,439	$12,060	$12,030	$12,025	$12,366	$12,355	$19,648	$15,994	$12,626	$12,060	$12,355

Allowance for Unfunded Lending Commitments (8) (a)	$1,388	$1,418	$1,377	$1,406	$1,232	$1,258	$1,229	$1,063	$1,402	$1,418	$1,258

Provision for Unfunded Lending Commitments	$(45)	$33	$(43)	$28	$(175)	$29	$80	$(162)	$74	$29	$(161)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$13,827	$13,478	$13,407	$13,431	$13,598	$13,613	$20,877	$17,057	$14,028	$13,478	$13,613

Total Allowance for Loan Losses as a Percentage of Total Loans (9) (10)	1.97%	1.94%	1.93%	1.88%	1.91%	1.87%

Consumer:
Allowance for Loan Losses at Beginning of Period (1)	$9,432	$9,673	$9,358	$9,495	$9,515	$9,892	$22,585	$16,974	$13,547	$9,835	$9,358

Net Credit Losses (NCLs)	(1,483)	(1,576)	(1,672)	(1,633)	(1,734)	(1,658)	(10,247)	(8,679)	(7,058)	(6,048)	(6,697)
NCLs	1,483	1,576	1,672	1,633	1,734	1,658	10,247	8,679	7,058	6,048	6,697
Net Reserve Builds / (Releases)	368	93	146	71	479	115	(1,759)	(1,734)	(411)	425	811
Net Specific Reserve Builds / (Releases)	(36)	(10)	(2)	(84)	(71)	12	(897)	(246)	(419)	(152)	(145)
Provision for Loan Losses	1,815	1,659	1,816	1,620	2,142	1,785	7,591	6,699	6,228	6,321	7,363
Other (2) (3) (4) (5) (6) (7)	(91)	(398)	(7)	33	(31)	(150)	(2,955)	(1,447)	(2,882)	(750)	(155)
Allowance for Loan Losses at End of Period (1) (b)	$9,673	$9,358	$9,495	$9,515	$9,892	$9,869	$16,974	$13,547	$9,835	$9,358	$9,869

Consumer Allowance for Unfunded Lending Commitments (8) (b)	$39	$35	$41	$40	$35	$33	$61	$33	$35	$35	$33

Provision for Unfunded Lending Commitments	$(4)	$(3)	$6	$(1)	$(5)	$(2)	$61	$(28)	$2	$(2)	$(2)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$9,712	$9,393	$9,536	$9,555	$9,927	$9,902	$17,035	$13,580	$9,870	$9,393	$9,902

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (9)	2.95%	2.88%	2.96%	2.93%	3.04%	2.96%

Corporate
Allowance for Loan Losses at Beginning of Period (1)	$2,872	$2,766	$2,702	$2,535	$2,510	$2,474	$2,870	$2,674	$2,447	$2,791	$2,702

Net Credit (Losses) / Recoveries (NCL’s)	(42)	(120)	(37)	(77)	(43)	(222)	(216)	(294)	(244)	(513)	(379)
NCLs	42	120	37	77	43	222	216	294	244	513	379
Net Reserve Builds / (Releases)	(110)	37	(166)	(4)	(60)	(37)	(202)	(145)	550	(85)	(267)
Net Specific Reserve Builds / (Releases)	(1)	(89)	(12)	(27)	21	46	(1)	(20)	86	—	28
Provision for Loan Losses	(69)	68	(141)	46	4	231	13	129	880	428	140
Other (2)	5	(12)	11	6	3	3	7	(62)	(292)	(4)	23
Allowance for Loan Losses at End of Period (1) (c)	$2,766	$2,702	$2,535	$2,510	$2,474	$2,486	$2,674	$2,447	$2,791	$2,702	$2,486

Corporate Allowance for Unfunded Lending Commitments (8) (c)	$1,349	$1,383	$1,336	$1,366	$1,197	$1,225	$1,168	$1,030	$1,367	$1,383	$1,225

Provision for Unfunded Lending Commitments	$(41)	$36	$(49)	$29	$(170)	$31	$19	$(134)	$72	$31	$(159)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (c)]	$4,115	$4,085	$3,871	$3,876	$3,671	$3,711	$3,842	$3,477	$4,158	$4,085	$3,711

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (10)	0.90%	0.91%	0.83%	0.80%	0.77%	0.76%

Footnotes to these tables are on the following page (page 25).

ALLOWANCE FOR CREDIT LOSSES - PAGE 2

The following footnotes relate to the tables on the prior page (page 24).

(1)         Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)         Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(3)         The fourth quarter of 2016 includes a reduction of approximately $267 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $3 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the fourth quarter includes a reduction of approximately $141 million related to FX translation.

(4)         The first quarter of 2017 includes a reduction of approximately $161 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $37 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the first quarter includes an increase of approximately $164 million related to FX translation.

(5)         The second quarter of 2017 includes a reduction of approximately $19 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $19 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the second quarter includes an increase of approximately $50 million related to FX translation.

(6)         The third quarter of 2017 includes a reduction of approximately $34 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $28 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the third quarter includes an increase of approximately $7 million related to FX translation.

(7)         The fourth quarter of 2017 includes a reduction of approximately $47 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $22 million related to the transfers of a real estate loan portfolio to HFS.  Additionally, the fourth quarter includes a decrease of approximately $106 million related to FX translation.

(8)         Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(9)         December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017 exclude $29 million, $28 million, $27 million, $27 million and $25 million, respectively, of consumer loans which are carried at fair value.

(10)  December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017 and December 31, 2017 exclude $3.5 billion, $4.0 billion, $4.2 billion, $4.3 billion and $4.9 billion, respectively, of corporate loans which are carried at fair value.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015	2015	2015	2016

Global Consumer Banking
Net Credit Losses	$1,749	$1,660	$1,570	$1,623	$1,644	$1,651	$1,596	$1,625	$1,490	$1,504	$1,353	$1,405	$1,371
Credit Reserve Build / (Release)	(352)	(244)	(87)	(13)	(219)	(304)	(351)	(249)	(150)	(98)	(102)	(45)	85
North America
Net Credit Losses	1,257	1,189	1,084	1,108	1,102	1,073	1,018	1,013	961	999	877	914	933
Credit Reserve Build / (Release)	(371)	(351)	(228)	(88)	(270)	(398)	(340)	(233)	(100)	(109)	(60)	(70)	79
Retail Banking
Net Credit Losses	57	43	39	49	34	38	35	36	36	39	33	42	25
Credit Reserve Build / (Release)	(10)	(2)	9	(21)	(3)	(29)	(10)	28	18	(6)	33	6	63
Citi-Branded Cards
Net Credit Losses	692	665	610	588	587	570	526	514	492	503	443	454	455
Credit Reserve Build / (Release)	(128)	(176)	(156)	(76)	(188)	(223)	(212)	(220)	(119)	(74)	(105)	(85)	(15)
Citi Retail Services
Net Credit Losses	508	481	435	471	481	465	457	463	433	457	401	418	453
Credit Reserve Build / (Release)	(233)	(173)	(81)	9	(79)	(146)	(118)	(41)	1	(29)	12	9	31
Latin America
Net Credit Losses	289	299	295	319	346	366	380	423	356	316	301	307	278
Credit Reserve Build / (Release)	19	86	161	54	45	106	9	(32)	(8)	19	19	3	17
Retail Banking
Net Credit Losses	137	144	140	151	155	160	164	220	150	142	138	159	134
Credit Reserve Build / (Release)	(3)	74	117	26	10	17	9	(36)	—	17	13	12	16
Citi-Branded Cards
Net Credit Losses	152	155	155	168	191	206	216	203	206	174	163	148	144
Credit Reserve Build / (Release)	22	12	44	28	35	89	—	4	(8)	2	6	(9)	1
Asia (1)
Net Credit Losses	203	172	191	196	196	212	198	189	173	189	175	184	160
Credit Reserve Build / (Release)	—	21	(20)	21	6	(12)	(20)	16	(42)	(8)	(61)	22	(11)
Retail Banking
Net Credit Losses	57	55	70	79	82	83	77	76	70	80	75	94	62
Credit Reserve Build / (Release)	(2)	40	(4)	15	11	(6)	(11)	1	(21)	(3)	(34)	26	3
Citi-Branded Cards
Net Credit Losses	146	117	121	117	114	129	121	113	103	109	100	90	98
Credit Reserve Build / (Release)	2	(19)	(16)	6	(5)	(6)	(9)	15	(21)	(5)	(27)	(4)	(14)

Institutional Clients Group (ICG)
Net Credit Losses	41	56	69	28	132	9	16	118	(1)	82	37	96	211
Credit Reserve Build / (Release)	20	(66)	(18)	(97)	(86)	(96)	(23)	103	119	(123)	193	465	108

Corporate / Other
Net Credit Losses	1,088	892	791	896	663	529	485	505	468	334	273	261	142
Credit Reserve Build / (Release)	(332)	(471)	(673)	(526)	(341)	(210)	(148)	(221)	(171)	(184)	(172)	74	(31)

Total Provision for Loan Losses	$2,214	$1,827	$1,652	$1,911	$1,793	$1,579	$1,575	$1,881	$1,755	$1,515	$1,582	$2,256	$1,886

								Full	Full	Full	Full	Full
	2Q	3Q	4Q	1Q	2Q	3Q	4Q	Year	Year	Year	Year	Year
	2016	2016	2016	2017	2017	2017	2017	2013	2014	2015	2016	2017

Global Consumer Banking
Net Credit Losses	$1,374	$1,349	$1,516	$1,603	$1,615	$1,704	$1,640	$6,602	$6,516	$5,752	$5,610	$6,562
Credit Reserve Build / (Release)	23	436	164	177	125	486	177	(696)	(1,123)	(395)	708	965
North America
Net Credit Losses	954	927	1,105	1,190	1,181	1,239	1,186	4,638	4,206	3,751	3,919	4,796
Credit Reserve Build / (Release)	49	408	117	152	101	463	153	(1,038)	(1,241)	(339)	653	869
Retail Banking
Net Credit Losses	45	52	83	37	39	88	30	188	143	150	205	194
Credit Reserve Build / (Release)	(12)	(40)	(22)	7	(7)	(47)	3	(24)	(14)	51	(11)	(44)
Citi-Branded Cards
Net Credit Losses	467	448	539	633	611	611	592	2,555	2,197	1,892	1,909	2,447
Credit Reserve Build / (Release)	58	263	78	92	26	192	87	(536)	(843)	(383)	384	397
Citi Retail Services
Net Credit Losses	442	427	483	520	531	540	564	1,895	1,866	1,709	1,805	2,155
Credit Reserve Build / (Release)	3	185	61	53	82	318	63	(478)	(384)	(7)	280	516
Latin America
Net Credit Losses	260	254	248	253	277	295	292	1,202	1,515	1,280	1,040	1,117
Credit Reserve Build / (Release)	(2)	32	36	12	50	44	19	320	128	33	83	125
Retail Banking
Net Credit Losses	137	132	138	137	151	143	153	572	699	589	541	584
Credit Reserve Build / (Release)	(3)	47	31	14	27	13	(5)	214	—	42	91	49
Citi-Branded Cards
Net Credit Losses	123	122	110	116	126	152	139	630	816	691	499	533
Credit Reserve Build / (Release)	1	(15)	5	(2)	23	31	24	106	128	(9)	(8)	76
Asia (1)
Net Credit Losses	160	168	163	160	157	170	162	762	795	721	651	649
Credit Reserve Build / (Release)	(24)	(4)	11	13	(26)	(21)	5	22	(10)	(89)	(28)	(29)
Retail Banking
Net Credit Losses	61	73	65	62	54	69	60	261	318	319	261	245
Credit Reserve Build / (Release)	(21)	—	12	(6)	(9)	(23)	6	49	(5)	(32)	(6)	(32)
Citi-Branded Cards
Net Credit Losses	99	95	98	98	103	101	102	501	477	402	390	404
Credit Reserve Build / (Release)	(3)	(4)	(1)	19	(17)	2	(1)	(27)	(5)	(57)	(22)	3

Institutional Clients Group (ICG)
Net Credit Losses	141	45	119	25	71	44	225	194	275	214	516	365
Credit Reserve Build / (Release)	(26)	(93)	(53)	(176)	(15)	(38)	8	(161)	(102)	654	(64)	(221)

Corporate / Other
Net Credit Losses	101	131	61	81	24	29	15	3,667	2,182	1,336	435	149
Credit Reserve Build / (Release)	(223)	(122)	(80)	(35)	(154)	(79)	(49)	(2,002)	(920)	(453)	(456)	(317)

Total Provision for Loan Losses	$1,390	$1,746	$1,727	$1,675	$1,666	$2,146	$2,016	$7,604	$6,828	$7,108	$6,749	$7,503

(1)   Asia GCB includes NCLs and credit reserve builds (releases) for certain EMEA countries for all periods presented.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS (In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q
	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015	2015	2015	2016
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region
North America	$1,062	$812	$807	$735	$690	$368	$385	$321	$347	$467	$833	$818	$1,331
EMEA	1,080	1,037	1,029	812	498	394	324	285	305	385	386	347	469
Latin America	123	103	133	132	186	288	480	417	379	226	230	303	410
Asia	304	269	272	279	283	199	182	179	151	145	129	128	117
Total	$2,569	$2,221	$2,241	$1,958	$1,657	$1,249	$1,371	$1,202	$1,182	$1,223	$1,578	$1,596	$2,327

Consumer Non-Accrual Loans By Region (2) (3)
North America	$6,189	$5,596	$5,344	$5,239	$5,084	$4,916	$4,548	$4,411	$4,184	$3,928	$3,622	$2,515	$2,519
Latin America	1,306	1,418	1,391	1,420	1,466	1,386	1,365	1,188	1,084	1,032	935	874	817
Asia (4)	607	498	442	386	386	383	338	306	304	301	272	269	265
Total	$8,102	$7,512	$7,177	$7,045	$6,936	$6,685	$6,251	$5,905	$5,572	$5,261	$4,829	$3,658	$3,601

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Institutional Clients Group	$2	$4	$3	$13	$25	$23	$20	$31	$28	$23	$35	$32	$29
Global Consumer Banking	29	30	36	38	46	52	46	43	53	55	44	34	41
Corporate/Other	380	358	364	365	338	326	317	186	193	168	148	143	135
TOTAL OTHER REAL ESTATE OWNED (OREO) (5)	$411	$392	$403	$416	$409	$401	$383	$260	$274	$246	$227	$209	$205

OREO By Region:
North America	$284	$267	$294	$304	$304	$293	$304	$196	$220	$190	$177	$166	$159
EMEA	85	77	62	59	50	44	18	7	1	1	1	1	1
Latin America	40	46	39	47	50	49	49	47	48	50	44	38	35
Asia	2	2	8	6	5	15	12	10	5	5	5	4	10
Total	$411	$392	$403	$416	$409	$401	$383	$260	$274	$246	$227	$209	$205

Other Repossessed Assets	$1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$2,569	$2,221	$2,241	$1,958	$1,657	$1,249	$1,371	$1,202	$1,182	$1,223	$1,578	$1,596	$2,327
Consumer Non-Accrual Loans	8,102	7,512	7,177	7,045	6,936	6,685	6,251	5,905	5,572	5,261	4,829	3,658	3,601
Non-Accrual Loans (NAL)	10,671	9,733	9,418	9,003	8,593	7,934	7,622	7,107	6,754	6,484	6,407	5,254	5,928
OREO	411	392	403	416	409	401	383	260	274	246	227	209	205
Other Repossessed Assets	1	—	—	—	—	—	—	—	—	—	—	—	—
Non-Accrual Assets (NAA)	$11,083	$10,125	$9,821	$9,419	$9,002	$8,335	$8,005	$7,367	$7,028	$6,730	$6,634	$5,463	$6,133

NAL as a % of Total Loans	1.65%	1.51%	1.43%	1.35%	1.29%	1.19%	1.17%	1.10%	1.09%	1.03%	1.03%	0.85%	0.96%
NAA as a % of Total Assets	0.59%	0.54%	0.52%	0.50%	0.48%	0.44%	0.43%	0.40%	0.38%	0.37%	0.37%	0.32%	0.34%

Allowance for Loan Losses as a % of NAL	222%	222%	219%	218%	220%	225%	222%	225%	216%	217%	213%	240%	214%

							2Q	3Q	4Q	1Q	2Q	3Q	4Q
							2016	2016	2016	2017	2017	2017	2017
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region
North America							$1,280	$1,057	$984	$993	$944	$915	$784
EMEA							762	857	904	828	727	681	849
Latin America							267	380	379	342	281	312	280
Asia							151	121	154	176	146	146	29
Total							$2,460	$2,415	$2,421	$2,339	$2,098	$2,054	$1,942

Consumer Non-Accrual Loans By Region (2) (3)
North America							$2,520	$2,429	$2,160	$1,926	$1,754	$1,721	$1,650
Latin America							884	841	711	737	793	791	756
Asia (4)							301	282	287	292	301	271	284
Total							$3,705	$3,552	$3,158	$2,955	$2,848	$2,783	$2,690

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Institutional Clients Group							$13	$12	$14	$13	$26	$46	$39
Global Consumer Banking							38	41	34	33	33	38	30
Corporate/Other							124	108	138	127	109	59	75
TOTAL OTHER REAL ESTATE OWNED (OREO) (5)							$175	$161	$186	$173	$168	$143	$144

OREO By Region:
North America							$151	$132	$161	$136	$128	$97	$89
EMEA							—	1	—	1	1	1	2
Latin America							19	18	18	31	31	30	35
Asia							5	10	7	5	8	15	18
Total							$175	$161	$186	$173	$168	$143	$144

Other Repossessed Assets							$—	$—	$—	$—	$—	$—	$—

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans							$2,460	$2,415	$2,421	$2,339	$2,098	$2,054	$1,942
Consumer Non-Accrual Loans							3,705	3,552	3,158	2,955	2,848	2,783	2,690
Non-Accrual Loans (NAL)							6,165	5,967	5,579	5,294	4,946	4,837	4,632
OREO							175	161	186	173	168	143	144
Other Repossessed Assets							—	—	—	—	—	—	—
Non-Accrual Assets (NAA)							$6,340	$6,128	$5,765	$5,467	$5,114	$4,980	$4,776

NAL as a % of Total Loans							0.97%	0.93%	0.89%	0.84%	0.77%	0.74%	0.69%
NAA as a % of Total Assets							0.35%	0.34%	0.32%	0.30%	0.27%	0.26%	0.26%

Allowance for Loan Losses as a % of NAL							200%	208%	216%	227%	243%	256%	267%

(1)    Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)    The fourth quarter of 2016 reflects the transfers of non-accrual loans to HFS resulting from the agreements to sell the Brazil and Argentina consumer banking businesses.

(3)    Excludes SOP 03-3 purchased distressed loans.

(4)    Asia GCB includes balances for certain EMEA countries for all periods presented.

(5)    Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.  Also includes former premises and property for use that is no longer contemplated.

(6)    There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

CITIGROUP

CET1 CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS, TANGIBLE COMMON EQUITY, BOOK VALUE PER

SHARE AND TANGIBLE BOOK VALUE PER SHARE

(In millions of dollars or shares, except per share amounts and ratios)

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2013	2013	2013	2013	2014	2014	2014	2014	2015	2015	2015	2015
Common Equity Tier 1 Capital Ratio and Components(1)
Citigroup Common Stockholders’ Equity(4)	$189,854	$191,311	$195,316	$197,347	$201,003	$202,165	$203,077	$199,841	$202,782	$205,610	$205,772	$205,286
Add: Qualifying noncontrolling interests	164	161	172	182	177	183	172	165	146	146	147	145
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(5)	(2,168)	(1,671)	(1,341)	(1,245)	(1,127)	(1,007)	(979)	(909)	(823)	(731)	(542)	(617)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(6)	361	524	339	177	170	116	193	279	332	474	717	441
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(7)	25,206	24,553	24,721	24,518	24,314	24,465	23,678	22,805	22,448	22,312	21,732	21,980
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	5,329	5,057	4,966	4,950	4,692	4,506	4,307	4,373	4,184	4,153	3,911	3,586
Defined benefit pension plan net assets	498	876	954	1,125	1,178	1,066	1,179	936	897	815	904	794
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards	28,000	27,945	28,003	26,438	26,489	25,139	24,654	23,626	23,190	23,760	23,295	23,659
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(8)	21,834	17,193	16,525	16,217	13,779	12,725	11,670	12,299	10,755	9,538	9,451	8,723
Common Equity Tier 1 Capital (CET1)	$110,958	$116,995	$121,321	$125,349	$131,685	$135,338	$138,547	$136,597	$141,945	$145,435	$146,451	$146,865
Risk-Weighted Assets (RWA)	$1,191,233	$1,167,399	$1,158,722	$1,185,443	$1,260,133	$1,280,845	$1,301,660	$1,292,605	$1,283,758	$1,278,593	$1,254,473	$1,216,277
Common Equity Tier 1 Capital Ratio (CET1/RWA)	9.31%	10.02%	10.47%	10.57%	10.45%	10.57%	10.64%	10.57%	11.06%	11.37%	11.67%	12.07%

Supplementary Leverage Ratio and Components

Common Equity Tier 1 Capital (CET1)		$116,995	$121,321	$125,349	$131,685	$135,338	$138,547	$136,597	$141,945	$145,435	$146,451	$146,865
Additional Tier 1 Capital (AT1)(9)		5,434	6,362	7,815	8,279	10,012	10,010	11,469	12,960	14,956	15,548	17,171
Total Tier 1 Capital (T1C) (CET1 + AT1)		$122,429	$127,683	$133,164	$139,964	$145,350	$148,557	$148,066	$154,905	$160,391	$161,999	$164,036
Total Leverage Exposure (TLE)		$2,410,941	$2,432,254	$2,456,105	$2,454,621	$2,498,061	$2,485,082	$2,492,636	$2,406,286	$2,386,189	$2,363,506	$2,317,849
Supplementary Leverage Ratio (T1C/TLE)		5.08%	5.25%	5.42%	5.70%	5.82%	5.98%	5.94%	6.44%	6.72%	6.85%	7.08%

Tangible Common Equity, Book Value Per Share and Tangible Book Value Per Share

Common Stockholders’ Equity	$189,855	$191,272	$195,256	$197,254	$200,898	$202,048	$202,960	$199,717	$202,652	$205,472	$205,630	$205,139
Less:
Goodwill	25,474	24,896	25,098	25,009	25,008	25,087	24,500	23,592	23,150	23,012	22,444	22,349
Intangible assets (other than MSRs)	5,457	4,981	4,888	5,056	4,891	4,702	4,525	4,566	4,244	4,071	3,880	3,721
Goodwill and identifiable intangible assets (other than MSRs) related to assets HFS	2	267	267	—	—	116	—	71	297	274	345	68
Tangible Common Equity (TCE)	$158,922	$161,128	$165,003	$167,189	$170,999	$172,143	$173,935	$171,488	$174,961	$178,115	$178,961	$179,001
Common Shares Outstanding (CSO)	3,042.9	3,041.0	3,033.0	3,029.2	3,037.8	3,031.8	3,029.5	3,023.9	3,034.1	3,009.8	2,979.0	2,953.3
Book Value Per Share (Common Equity/CSO)	$62.39	$62.90	$64.38	$65.12	$66.13	$66.64	$66.99	$66.05	$66.79	$68.27	$69.03	$69.46
Tangible Book Value Per Share (TCE/CSO)	$52.23	$52.99	$54.40	$55.19	$56.29	$56.78	$57.41	$56.71	$57.66	$59.18	$60.07	$60.61

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,
	2016	2016	2016	2016	2017(2)	2017	2017	2017(3)
Common Equity Tier 1 Capital Ratio and Components(1)
Citigroup Common Stockholders’ Equity(4)	$209,947	$212,819	$212,506	$206,051	$208,907	$210,950	$208,565	$181,671
Add: Qualifying noncontrolling interests	143	134	140	129	133	143	144	153
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(5)	(300)	(149)	(232)	(560)	(562)	(445)	(437)	(698)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(6)	562	574	335	(61)	(173)	(291)	(416)	(721)
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(7)	21,935	21,854	21,763	20,858	21,448	21,589	21,532	22,052
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	3,332	5,358	5,177	4,876	4,738	4,587	4,410	4,401
Defined benefit pension plan net assets	870	964	891	857	836	796	720	896
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards	23,414	22,942	22,503	21,337	21,077	20,832	20,068	13,072
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(8)	7,254	6,876	7,077	9,357	9,012	8,851	9,298	—
Common Equity Tier 1 Capital (CET1)	$153,023	$154,534	$155,132	$149,516	$152,664	$155,174	$153,534	$142,822
Risk-Weighted Assets (RWA)	$1,239,575	$1,232,856	$1,228,283	$1,189,680	$1,191,397	$1,188,167	$1,182,918	$1,155,099
Common Equity Tier 1 Capital Ratio (CET1/RWA)	12.34%	12.53%	12.63%	12.57%	12.81%	13.06%	12.98%	12.36%

Supplementary Leverage Ratio and Components

Common Equity Tier 1 Capital (CET1)	$153,023	$154,534	$155,132	$149,516	$152,664	$155,174	$153,534	$142,822
Additional Tier 1 Capital (AT1)(9)	18,119	19,493	19,628	19,874	19,791	19,955	19,315	19,555
Total Tier 1 Capital (T1C) (CET1 + AT1)	$171,142	$174,027	$174,760	$169,390	$172,455	$175,129	$172,849	$162,377
Total Leverage Exposure (TLE)	$2,300,427	$2,326,929	$2,360,520	$2,345,391	$2,372,177	$2,418,658	$2,430,582	$2,432,491
Supplementary Leverage Ratio (T1C/TLE)	7.44%	7.48%	7.40%	7.22%	7.27%	7.24%	7.11%	6.68%

Tangible Common Equity, Book Value Per Share and Tangible Book Value Per Share

Common Stockholders’ Equity	$209,769	$212,635	$212,322	$205,867	$208,723	$210,766	$208,381	$181,487
Less:
Goodwill	22,575	22,496	22,539	21,659	22,265	22,349	22,345	22,256
Intangible assets (other than MSRs)	3,493	5,521	5,358	5,114	5,013	4,887	4,732	4,588
Goodwill and identifiable intangible assets (other than MSRs) related to assets HFS	30	30	30	72	48	120	48	32
Tangible Common Equity (TCE)	$183,671	$184,588	$184,395	$179,022	$181,397	$183,410	$181,256	$154,611
Common Shares Outstanding (CSO)	2,934.9	2,905.4	2,849.7	2,772.4	2,753.3	2,724.6	2,644.0	2,569.9
Book Value Per Share (Common Equity/CSO)	$71.47	$73.19	$74.51	$74.26	$75.81	$77.36	$78.81	$70.62
Tangible Book Value Per Share (TCE/CSO)	$62.58	$63.53	$64.71	$64.57	$65.88	$67.32	$68.55	$60.16

(1)                    See footnote 2 on page 1.

(2)                    See footnote 4 on page 1.

(3)                    See footnote 1 on page 1.

(4)                    Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.

(5)                    Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(6)                    The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected, and own-credit valuation adjustments on derivatives, are excluded from Common Equity Tier 1 Capital, in accordance with the U.S. Basel III rules.

(7)                    Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.

(8)                    Assets subject to 10%/15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions. Commencing with March 31, 2015 and for the quarterly reporting periods thereafter through Septemebr 30, 2017, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation, while at December 31, 2014 and prior, this deduction related to all three assets which exceeded the 10% and 15% limitations.

(9)                    Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

Reclassified to conform to the current period’s presentation.